Dated ____ June 2023
JEMO SHIPPING COMPANY INC.
GUAM SHIPPING COMPANY INC.
PALAU SHIPPING COMPANY

INC.
MAKUR SHIPPING COMPANY INC.
as joint and several Borrowers
and
THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1
as Lenders
and
NORDEA BANK ABP
as Swap Bank
and
NORDEA BANK ABP,

FILIAL I NORGE
as Agent, Bookrunner, Security Trustee

and Lead Arranger
LOAN AGREEMENT
relating to
relating to a term loan facility of up to $22,500,000

Index
Clause

Page
1

Interpretation

..............................................................................................................................

2
2

Facility .......................................................................................................................................23
3

Position of the Lenders, the Swap Bank and the Majority Lenders

..........................................23
4

Drawdown .................................................................................................................................25
5

Interest ......................................................................................................................................26
6

Interest Periods .........................................................................................................................28
Changes to the Calculation of Interest

...................................................................................................28
8

Repayment and Prepayment ....................................................................................................30
9

Conditions Precedent

................................................................................................................32
10

Representations and Warranties ..............................................................................................33
11

General Undertakings ...............................................................................................................36
12

Corporate Undertakings

............................................................................................................42
13

Insurance

...................................................................................................................................43
14

Ship Covenants

..........................................................................................................................49
15

Security Cover ...........................................................................................................................55
16

Payments and Calculations .......................................................................................................57
17

Application of Receipts

..............................................................................................................59
18

Application of Earnings..............................................................................................................60
19

Events of Default .......................................................................................................................61
20

Fees and Expenses

.....................................................................................................................67
21

Indemnities

................................................................................................................................69
22

No Set-off or Tax

Deduction

......................................................................................................71
23

Illegality and sanctions affecting a lender

.................................................................................74
24

Increased Costs .........................................................................................................................75
25

Set off ........................................................................................................................................77
26

Transfers

and Changes in Facility Offices

..................................................................................78
27

Variations and waivers ..............................................................................................................82
28

Notices

.......................................................................................................................................86
29

Joint and Several Liability

..........................................................................................................88
30

Supplemental ............................................................................................................................89
31

Bail-In

.........................................................................................................................................90
32

Law and Jurisdiction

..................................................................................................................90
Schedules
Schedule 1 Lenders and Commitments

..................................................................................................92
Schedule 2 Drawdown Notice ................................................................................................................93
Schedule 3 Condition Precedent Documents

.........................................................................................95
Part A ..............................................................................................................................................

95
Part B ..............................................................................................................................................

97
Schedule 4 Transfer Certificate ..............................................................................................................99
Schedule 5 Designation Notice

.............................................................................................................103
Schedule 6 Selection Notice

.................................................................................................................104

Execution
Execution Pages

....................................................................................................................................105

THIS AGREEMENT is made on ____ June 2023
PARTIES
(1)
JEMO SHIPPING COMPANY INC.,

GUAM SHIPPING COMPANY

INC., PALAU

SHIPPING COMPANY
INC. and
MAKUR

SHIPPING

COMPANY

INC.
,

as

joint

and

several

borrowers

(together,

the
" Borrowers ")
(2) THE BANKS AND FINANCIAL INSTITUTIONS listed in
Schedule 1
, as Lenders
(3) NORDEA BANK ABP, as Swap Bank
(4)
NORDEA BANK ABP,

FILIAL I NORGE,
as Agent
(5)
NORDEA BANK ABP,

FILIAL I NORGE,
as Bookrunner
(6)
NORDEA BANK ABP,

FILIAL I NORGE,
as Lead Arranger
(7)
NORDEA BANK ABP,

FILIAL I NORGE,
as Security Trustee
BACKGROUND
(A)
The

Lenders

have

agreed

to

make

available

to

the

Borrowers

a

term

loan

facility

of

up

to
$22,500,000,

for

the

purpose

of

(i)

re-financing

the

Existing

Indebtedness

and

(ii)

for

the
Borrowers'

general corporate and working capital purposes.
(B)
The Swap Bank has agreed to

enter into interest

rate swap transactions

with the Borrowers from
time to time to

hedge the Borrowers'

exposure under this

Agreement to interest rate fluctuations.
(C)
The Lenders and

the Swap Bank

have agreed

to share pari

passu in the

security to be

granted to
the Security Trustee pursuant to this Agreement.
OPERATIVE PROVISIONS

1
INTERPRETATION

1.1 Definitions
Subject to Clause
1.4

(
General interpretation ), in this Agreement:
" Accounts Pledges
" means,

together,

the Earnings

Account Pledges

in the

Agreed Form

and, in
the singular, means any of them.
"
Agency and

Trust Deed
" means

the agency

and trust

deed dated

the same

date as

this Agreement
and made between the same parties.
" Agent
"

means

Nordea

Bank

Abp,

filial

i

Norge,

acting

in

such

capacity

through

its

office

at
Essendrops

gate

7,

Postboks

1166,

Sentrum,

0107

Oslo,

920058817

MVA,

Norway,

or

any
successor of it appointed under clause 5 of the Agency and Trust Deed.
" Agreed Form
" means in

relation to any

document, that

document in the

form approved in

writing
by the Agent

(acting on

the instructions of

all the Lenders)

or as otherwise

approved in accordance
with any other approval procedure specified in any relevant provision of any Finance Document.
" Annex VI
" means

Annex VI

of the

Protocol

of 1997

to amend

the International

Convention

for
the Prevention of Pollution

from Ships 1973 (Marpol),

as modified by

the Protocol of 1978

relating
thereto.
"
Approved

Broker
"

means

Arrow

Sale

&

Purchase

(UK)

Limited,

Breamar

Seascope

Limited,

H.
Clarkson

&

Company

Limited,

Fearnleys

AS,

Maersk

Brokers

K.S.,

Simpson

Spence

&

Young
(London)

Ltd.

and

VesselsValue.Com

or

any

other

any

reputable

sale

and

purchase

broker
approved and appointed by the Agent subject to the prior written consent of the Borrowers.
"
Approved

Flag
" means

the Marshall

Islands flag

or any

other flag

that the

Agent may

approve
that the Ship is registered (such approval not to be unreasonably withheld or delayed).

" Approved Flag State
" means the Republic of the Marshall Islands or any other

state in which the
Agent may,

at the request of

the Borrowers, approve

that a Ship is

registered (such approval

not
to be unreasonably withheld or delayed).
" Approved Manager
" means, in relation to each Ship:

(a)
Diana

Shipping

Services

S.A.,

a

company

incorporated

and

existing

under

the

laws

of
Panama having its

registered office at

Edificio Universal, Piso 12,

Avenida Federico Boyd,
Panama,

Republic

of

Panama

and

maintaining

an

office

at

16

Pendelis

Street,

175

64,
Palaio Faliro, Greece; or
(b)
in relation to any Ship in respect of which the

relevant Borrower exercises its rights

under
Clause
14.22

(
Change of Approved Manager
), Diana Wilhelmsen Management Limited,

a
company

incorporated

and existing

under the

laws of

the Republic

of Cyprus

having

its
registered office

at 21 Vasili

Michailidi Street, 3026

Limassol, Cyprus and

maintaining an
office at 350 Syngrou Avenue, Kalithea, Greece; or

(c)
any other company which the Agent may,

with the authorisation of the Lenders, approve
from

time

to

time

as

the

technical

and/or

commercial

manager

of

each

Ship

(such
approval not to be unreasonably withheld or delayed).
"
Article

55

BRRD
"

means

Article

55

of

Directive

2014/59/EU

establishing

a

framework

for

the
recovery and resolution of credit institutions and investment firms.
" Availability Period
" means the

period commencing

on the date

of this Agreement

and ending

on:
(a)
30 June 2023 (or such later date as the Agent may,

with the authorisation of the Lenders,
agree with the Borrowers); or
(b)
if

earlier,

the

date

on

which

the

Total

Commitments

are

fully

borrowed,

cancelled

or
terminated.
" Bail-In Action " means the exercise of any Write-down and Conversion Powers.
" Bail-In Legislation " means:
(a)
in

relation

to

an

EEA

Member

Country

which

has

implemented,

or

which

at

any

time
implements, Article 55 BRRD, the relevant implementing

law or regulation as described in
the EU Bail-In Legislation Schedule from time to time;

(b)
in relation to any state other than such

an EEA Member Country and

the United Kingdom,
any analogous law or regulation from time

to time which requires contractual recognition
of any Write-down and Conversion Powers contained

in that law or regulation; and
in relation to the United Kingdom, the UK Bail -In Legislation.
" Basel III " means, together:
(a)
the

agreements

on

capital

requirements,

a

leverage

ratio

and

liquidity

standards
contained in "Basel

III: A

global regulatory framework

for more resilient

banks and

banking
systems",

"Basel

III:

International

framework

for

liquidity

risk

measurement,

standards
and

monitoring"

and

"Guidance

for

national

authorities

operating

the

countercyclical
capital

buffer"

published by

the Basel

Committee

on

Banking

Supervision in

December
2010, each as amended, supplemented or restated;
(b)
the

rules

for

global

systemically

important

banks

contained

in

"Global

systemically
important

banks:

assessment

methodology

and

the

additional

loss

absorbency
requirement

- Rules

text"

published by

the Basel

Committee

on

Banking Supervision

in
November 2011, as amended, supplemented or restated; and
(c)
any

further

guidance

or

standards

published

by

the

Basel

Committee

on

Banking
Supervision relating to "Basel III".
" Bookrunner
" means Nordea Bank Abp,

filial i Norge, acting in

such capacity through its office

at
Essendrops gate 7, Postboks 1166,

Sentrum, 0107 Oslo,

920058817 MVA,

Norway.

" Borrower " means each of Jemo, Guam, Palau and Makur and in the plural means, all of them.

" Break Costs " means the amount (if any) by which:
(a)
the interest which

a Lender should have

received for the period

from the date of

receipt
of all

or any

part of

its participation in

the Loan or

an Unpaid Sum

to the

last day

of the
current Interest Period in

relation to the

Loan, the relevant

part of

the Loan or

that Unpaid
Sum, had the principal amount or Unpaid Sum

received been paid on the last day

of that
Interest Period
exceeds
(b)
the amount which that Lender would be able

to obtain by placing an amount equal to

the
principal amount or Unpaid

Sum received by it on

deposit with a

leading bank for a

period
starting on

the Business Day

following receipt

or recovery

and ending on

the last

day of
the current Interest Period.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

Sunday)

on

which

banks

are

open

for
general business in London, Athens and Oslo; and
(a)
New York;

and
(b) (in relation to the fixing of an interest rate) which is a US Government Securities Business
Day.
" Change of Control
" means the occurrence of

any of the following

acts, events or circumstances
without the prior written consent of the Agent:

(a)
a change in

the ownership of

any Borrower

from the date

of this Agreement

resulting in
such

Borrower

not being

a direct

or

indirect

wholly-owned subsidiary

of

the

Corporate
Guarantor;

and/or
(b)
the Palios

Family (either

directly or indirectly

through companies

legally and beneficially
owned)

ceases

to

own

at

least

12.5

per

cent.

of

the

common

stock

in

the

Corporate
Guarantor;

and/or
(c)
the Palios

Family (either

directly or indirectly

through companies

legally and beneficially
owned) ceases

to control at

least 25 per

cent. of

the maximum

number of

votes that might
be

cast

in

respect

of

any

matter

submitted

to

the

vote

of

the

shareholders

of

the
Corporate Guarantor;

and/or
(d)
Semiramis

Paliou

ceases

to

hold

Chief

Executive

Officer

position

in

the

Corporate
Guarantor and

active role

in the decision making

in respect of

the Corporate

Guarantor;
and/or
(e)
the shares of the Corporate Guarantor cease to be listed

on the New York Stock Exchange
or any other stock exchange acceptable to the Agent.
" Charter
" means,

in relation

to each

Ship, any

time charter

or other

contract of

employment in
respect

of

that

Ship

with

a

duration

exceeding

(or

capable

of

exceeding)

24

months

or

any
bareboat charter in respect of such Ship and, in the plural, means all of them.

" Charterer
" means any entity

which has entered into, or

will enter into,

a Charter with a

Borrower
in respect of the Ship owned by it.
" Charterparty Assignment
" means,

in relation

to each

Charter,

a specific deed

of assignment

of
the

rights

of

the

Borrower

who

is

a

party

to

that

Charter

executed

or

to

be

executed

by

that
Borrower in favour

of the

Security Trustee in

the Agreed

Form and,

in the

plural, means

all of

them.
" Code " means the US Internal Revenue Code of 1986.
" Commitment
" means,

in relation

to a

Lender,

the amount

set opposite

its name in
Schedule 1
,
or,

as

the

case

may

require,

the

amount

specified

in

the

relevant

Transfer

Certificate,

as

that
amount may be reduced, cancelled or terminated in accordance with this Agreement (and "
Total
Commitments " means the aggregate of the Commitments of all the Lenders).
" Confirmation
"

and

"
Early

Termination

Date
",

in

relation

to

any

continuing

Designated
Transaction, have the meanings given in the Master Agreement.
" Contractual Currency " has the meaning given in Clause
21.4

(
Currency indemnity ).
" Contribution " means, in relation to a Lender, the part of the Loan which is owing to that Lender.
" Corporate Guarantee
" means a

corporate guarantee

of the obligations

of the Borrowers

under
this Agreement, the Master Agreement and the other Finance Documents.
"
Corporate

Guarantor
"

mean

Diana

Shipping

Inc.,

a

corporation

domesticated

in

the

Marshall
Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,

Ajeltake

Island,
Majuro MH96960, Marshall Islands.
" CRD IV " means:
(a)
Regulation (EU)

No 575/2013

of the

European Parliament

and of

the Council

of 26

June
2013

on

prudential

requirements

for

credit

institutions

and

investment

firms

and
amending regulation (EU) No. 648/2012,

as amended by Regulation (EU) 2019/876;
(b)
Directive 2013/36/EU of the

European Parliament and

of the Council of 26

June 2013 on
access

to

the

activity

of

credit

institutions

and

the

prudential

supervision

of

credit
institutions

and

investment

firms,

amending

Directive

2002/87/EC

and

repealing
Directives 2006/48/EC and 2006/49/EC, as amended by Directive (EU) 2019/878;

and
(c) any other law or regulation which implements Basel III.
" Creditor Party
" means the

Agent, the Lead

Arranger,

the Bookrunner,

the Security Trustee,

the
Swap Bank or any Lender, whether as at the date of this Agreement or at any later time.
" Designated Transaction " means a Transaction which fulfils the following requirements:
(a)
it is

entered into by

the Borrowers pursuant

to the

Master Agreement with

the Swap

Bank;
(b)
its purpose is the hedging

of all or part of

the Borrowers'

exposure to fluctuations in Term
SOFR under this Agreement for a period expiring no later than the Termination Date;

and

(c)
it is designated by the Borrowers, by delivery

by the Borrowers to the Agent of a notice

of
designation

in

the

form

set

out

in
Schedule

5

(
Designation

Notice
),

as

a

Designated
Transaction for the purposes of the Finance Documents.
" Dollars " and " $ " means the lawful currency for the time being of the United States of America.
"
Drawdown

Date
" means,

in relation

to the

Loan, the

date requested

by the

Borrowers

for the
Loan to be advanced,

or (as the context requires)

the date on which

the Loan is actually

advanced.
" Drawdown Notice
" means a

notice in

the form

set out

in
Schedule 2

(
Drawdown Notice ) (or in
any other form which the Agent approves or reasonably requires).
" Earnings
" means, in

relation to a

Ship, all moneys

whatsoever which are

now,

or later

become,
payable

(actually

or

contingently)

to

the

relevant

Borrower

owning

that

Ship

or

the

Security
Trustee and which arise out of the use or operation of that Ship, including (but not limited to):
(a) except to the extent that they fall within paragraph
(b);
(i) all freight, hire and passage moneys;
(ii)
compensation

payable

to

a

Borrower

or

the

Security

Trustee

in

the

event

of
requisition of a Ship for hire;
(iii) remuneration for salvage and towage services;
(iv) demurrage and detention moneys;
(v)
damages for breach

(or payments for

variation or

termination) of

any charterparty
or other contract for the employment of a Ship; and
(vi)
all moneys which are at any

time payable under any Insurances in

respect of loss
of hire; and
(b)
if

and

whenever

a

Ship

is

employed

on

terms

whereby

any

moneys

falling

within
paragraphs
(a)(i)

to
(vi)

are pooled or

shared with any other

person, that proportion

of the
net receipts

of the

relevant pooling

or sharing

arrangement which

is attributable

to the
Ship.
" Earnings Account
" means an

account in the

name of each

Borrower with the

Agent designated
"[
name

of the

Borrower
] -

Earnings

Account",

or

any

other

account

which

is designated

by

the
Agent as an Earnings Account for the purposes of this Agreement.
" Earnings Account Pledge
" means, in

respect of each Earnings

Account, a deed

creating security
in the Agreed Form.

" EEA Member Country
" means any

member state of

the European Union,

Iceland, Liechtenstein
and Norway.
" Environmental Claim " means:

(a)
any

claim

by

any

governmental,

judicial

or

regulatory

authority

which

arises

out

of

an
Environmental

Incident

or

an

alleged

Environmental

Incident

or

which

relates

to

any
Environmental Law; or
(b)
any claim by any other person

which relates to an Environmental Incident or

to an alleged
Environmental Incident,
and " claim
" means a claim for

damages, compensation, fines, penalties or

any other payment

of
any

kind whether

or

not similar

to

the foregoing;

an order

or

direction

to

take,

or

not to

take,
certain

action

or

to

desist

from

or

suspend

certain

action;

and

any

form

of

enforcement

or
regulatory action, including the arrest or attachment of any asset.
" Environmental Incident " means:
(a) any release of Environmentally Sensitive Material from the Ship; or
(b)
any incident

in which

Environmentally Sensitive

Material is

released from

a vessel other
than a Ship and

which involves a

collision between a Ship

and such other vessel

or some
other incident of navigation

or operation, in either

case, in connection with which a

Ship
is actually

or potentially

liable to

be arrested,

attached,

detained or

injuncted and/or

a
Ship and/or the Borrower and/or any operator or

manager of a Ship

is at fault or allegedly
at fault or otherwise liable to any legal or administrative action; or
(c)
any other incident in which Environmentally Sensitive

Material is released otherwise than
from

a

Ship

and

in

connection

with

which

a

Ship

is

actually

or

potentially

liable

to

be
arrested and/or where any Borrower and/or any operator

or manager of a Ship is at fault
or allegedly at fault or otherwise liable to any legal or administrative action.
" Environmental Law
" means

any law relating to

pollution or

protection of the

environment, to the
carriage

of

Environmentally

Sensitive

Material

or

to

actual

or

threatened

releases

of
Environmentally Sensitive Material.
" Environmentally Sensitive Material
" means oil, oil products

and any other substance

(including
any

chemical, gas

or

other

hazardous

or

noxious

substance)

which is

(or

is capable

of

being or
becoming) polluting, toxic or hazardous.
"
EU Bail-In

Legislation Schedule
" means

the document

described as

such and

published by

the
Loan Market Association (or any successor organisation) from time to time.
" EU Ship Recycling Regulation
" means Regulation (EU)

No 1257/2013 of

the European Parliament
and

of

the

Council

of

20

November

2013

on

ship

recycling

and

amending

Regulation

(EC)

No
1013/2006 and Directive 2009/16/EC.

" Event of Default
" means any of

the events or circumstances

described in Clause
19.1

(
Events of
Default ).
" Executive Order " means an order issued by the president of the United States of America.

" Existing Facility Agreement
" means loan

agreement dated 7 May

2020 and made

between (i) the
Borrowers as joint and several borrowers, (ii) the banks and financial institutions listed therein, as
lenders,

(iii) Nordea

Bank ABP

as swap

bank and

(iv) Nordea

Bank ABP,

Filial I

Norge

Branch as
agent,

lead

arranger

and

security

trustee

in

respect

of

a

loan

facility

of

(originally)

up

to
$55,848,000, as such

loan agreement

may have

been further amended,

supplemented, novated
and/or restated from time to time.
"
Existing

Indebtedness
"

means,

at

any

date,

the

outstanding

Financial

Indebtedness

of

the
Borrowers

under the

Existing Facility

Agreement,

amounting to

$20,933,626 at

the date

of this
Agreement.
"
Existing

Security

Interests
"

means

any

Security

Interests

created

to

secure

the

Existing
Indebtedness under the Existing Facility Agreement.
" Facility Office
" means

the office

or offices

notified by

a Lender

to the

Agent in

writing on

or before
the date it becomes a Lender (or,

following that date, by not less than five Business Days'

written
notice) as the office or offices through which it will perform its obligations under this Agreement.
" Fallback Interest Period " means one Month.
"
FATCA
"
means:
(a) sections 1471 to 1474 of the Code or any associated regulations;
(b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the

US and

any other jurisdiction,

which (in

either case)

facilitates the
implementation of any law or regulation referred to in paragraph
(a)

above; or
(c)
any agreement pursuant

to the implementation of

any treaty,

law or regulation referred
to in paragraphs
(a)

or
(b)

above with the

US Internal Revenue Service,

the US government
or any governmental or taxation authority in any other jurisdiction.
"
FATCA

Deduction
" means

a deduction

or withholding

from a payment

under a

Finance Document
required by FATCA.
"
FATCA

Exempt Party
" means

a Party

that is

entitled to

receive payments

free from

any FATCA
Deduction.
" Finance Documents
" means:

(a) this Agreement;
(b) the Agency and Trust Deed;
(c) the Master Agreement;
(d) the Master Agreement Assignment;
(e) the Corporate Guarantee;
(f) the General Assignments;

(g) the Mortgages;
(h) the Accounts Pledges;
(i) the Shares Pledges;
(j)
the Manager's Undertakings;

(k) any Charterparty Assignment; and
(l)
any other document (whether

creating a Security Interest or

not) which is

executed at any
time

by

any

Borrower,

the

Corporate

Guarantor,

the

Approved

Manager

or

any

other
person as security for, or to establish any form of subordination or priorities arrangement in

relation

to,

any

amount

payable

to

the

Lenders

and/or

the

Swap

Bank

under

this
Agreement or any of the other documents referred to in this definition.
" Financial Indebtedness " means, in relation to a person (the " debtor
"), a liability of the debtor:

(a)
for

principal, interest

or

any

other

sum

payable

in

respect of

any

moneys

borrowed

or
raised by the debtor;

(b)
under any loan stock, bond, note or other security issued by the debtor;

(c)
under

any

acceptance

credit,

guarantee

or

letter

of

credit

facility

or

dematerialised
equivalent made available to the debtor;

(d)
under

a

financial

lease,

a

deferred

purchase

consideration

arrangement

or

any

other
agreement having the

commercial effect of

a borrowing

or raising of

money by the

debtor;

(e)
under any foreign

exchange transaction, any

interest or currency

swap or any other

kind
of derivative transaction entered into by the debtor or, if the agreement under which any such transaction

is entered

into

requires netting

of mutual

liabilities, the

liability of

the
debtor for the net amount; or

(f)
under a guarantee,

indemnity or similar obligation

entered into

by the debtor

in respect
of

a

liability

of

another

person

which

would

fall

within

paragraphs
(a)

to
(e)

if

the
references to the debtor referred

to the other person.
" Financial Year
" means,

in relation to

the Corporate Guarantor, each period

of 1

year commencing
on 1 January in respect of which its annual audited accounts are or ought to be prepared.
" Fleet Vessels
" means all of the

vessels (including, but not

limited to, the Ships) from time

to time
wholly owned by members of the Group (each a " Fleet Vessel ").
"
Funding

Rate
"

means

any

individual

rate

notified

by

a

Lender

to

the

Agent

pursuant

to

sub-
paragraph
(ii)

of paragraph
(a)

of Clause
7.3

(
Cost of funds ).
" GAAP
"

means,

at

any

time,

the

most

recent

and

updated

generally

accepted

accounting
principles in the United States of America.

" General Assignment
" means,

in relation

to each

Ship, a first

priority general

assignment of

the
Earnings, the Insurances and any Requisition Compensation

in the Agreed Form and,

in the plural,
means all of them.
" Group " means the Corporate Guarantor and all its subsidiaries (including, but not limited to, the
Borrowers)

from

time

to

time

during the

Security Period

and

"
member of

the Group
"

shall

be
construed accordingly.

" Guam
" means

Guam Shipping Company

Inc., a

corporation incorporated

in the

Republic of

the
Marshall Islands whose registered

address is at

Trust Company

Complex, Ajeltake Road,

Ajeltake
Island, Majuro MH96960, Marshall Islands.
"
Hong

Kong

Convention
"

means

the

International

Maritime

Organization's

convention

for

the
Safe and Environmentally Sound Recycling

of Ships, 2009

together with the

guidelines to be

issued
by the International Maritime Organization in connection with such convention.
" IACS
" means the International Association of Classification Societies.

" Insurances " means, in relation to a Ship:
(a)
all policies and contracts of

insurance, including entries of the Ship in

any protection and
indemnity

or

war

risks

association,

effected

in

respect

of

the

Ship,

its

Earnings

or
otherwise in relation to the Ship whether before,

on or after the date of

this Agreement;
and

(b) all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of

a premium and any rights in

respect of any claim whether or not

the
relevant

policy,

contract of

insurance or

entry has

expired on

or before

the date

of this
Agreement.
" Interest Period
" means, in relation to the Loan

or any part of the Loan, each

period determined
in

accordance

with

Clause

6

(
Interest

Periods
)

and,

in

relation

to

an

Unpaid

Sum,

each

period
determined in accordance with Clause
5.3

(
Default interest ).
"
Interpolated

Term

SOFR
"

means,

in

relation

to

the

Loan

or

any

part

of

the

Loan,

the

rate
(rounded to

the same number of

decimal places as Term

SOFR) which results

from interpolating
on a linear basis between:
(a) either
(i)
the

applicable Term

SOFR (as

of

the

Quotation

Day)

for

the longest

period (for
which Term SOFR is available) which is less than

the Interest Period of the Loan

or
that part of the Loan; or
(ii)
if no such

Term SOFR is available for a

period which is

less than the

Interest Period
of the Loan

or that part

of the

Loan, SOFR for

the day which

is two US

Government
Securities Business Days before the Quotation Day;

and

(b)
the

applicable

Term

SOFR (as

of

the

Quotation

Day)

for

the

shortest

period (for

which
Term

SOFR is available) which exceeds

the Interest Period

of the Loan or that

part of the
Loan.
"
Inventory

of

Hazardous

Material
"

means,

in

relation

to

each

Ship, an

inventory

certificate

or
statement

of

compliance

(as

applicable)

issued

by

the

Ship's

classification

society

which

is
supplemented by a

list of any

and all materials

known to be

potentially hazardous utilised

in the
construction of such Ship pursuant to the requirements of the EU Ship Recycling Regulation.

"
ISM

Code
"

means

the

International

Safety

Management

Code

(including

the

guidelines

on

its
implementation),

adopted

by

the

International

Maritime

Organisation,

as

the

same

may

be
amended

or

supplemented

from

time

to

time

(and

the

terms

"
safety

management

system
",
" Safety Management Certificate " and "
Document of

Compliance
" have the

same meanings

as are
given to them in the ISM Code).
"
ISPS

Code
"

means

the

International

Ship

and

Port

Facility

Security

Code

as

adopted

by

the
International Maritime

Organisation, as

the same may

be amended or

supplemented from

time
to time.
" ISSC
" means

a valid

and current

International Ship

Security Certificate

issued under

the ISPS

Code.

" Jemo
"

means

Jemo Shipping

Company

Inc.,

a

corporation

incorporated

in

the Republic

of

the
Marshall Islands whose registered

address is at

Trust Company

Complex, Ajeltake Road,

Ajeltake
Island, Majuro MH96960, Marshall Islands.
" Lead Arranger
" means Nordea Bank

Abp, filial i Norge,

acting in such capacity through

its office
at Essendrops gate 7, Postboks 1166,

Sentrum, 0107 Oslo,

920058817 MVA,

Norway.

" Lender
" means

a bank

or financial

institution listed

in
Schedule 1

(
Lenders and

Commitments
)
and

acting

through

its

branch

indicated

in
Schedule 1

(
Lenders

and Commitments
)

(or

through
another

branch

notified

to

the

Agent

under

Clause
26.14

(
Change

of

Facility

Office
))

or

its
transferee, successor or assign and, in the plural, means all of them.
" Loan
" means

the aggregate

principal amount outstanding

under this Agreement

and a "
part of
the Loan " means any part of the Loan as the context may require.
" Major Casualty
" means,

in relation

to a

Ship, any

casualty to

that Ship

in respect

of which

the
claim

or

the

aggregate

of

the

claims

against

all

insurers,

before

adjustment

for

any

relevant
franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

" Majority Lenders
" means:

(a)
before

the Loan

has been advanced,

Lenders whose

Commitments total

66.67 per

cent.
of the Total

Commitments; and

(b)
after the Loan

has been advanced,

Lenders whose Contributions

total 66.67

per cent. of
the Loan.

" Makur
" means Makur Shipping Company Inc.,

a corporation incorporated

in the Republic of the
Marshall Islands whose registered

address is at

Trust Company

Complex, Ajeltake Road,

Ajeltake
Island, Majuro MH96960, Marshall Islands.
" Management Agreement
" means,

in relation

to each

Ship, an

agreement made

or to

be made
between the Borrower who is

the owner of such

Ship and the

Approved Manager in respect

of the
commercial and technical management of such Ship in the Agreed Form and, in the plural, means
all of them.
" Manager's Undertaking
" means, in relation

to each Ship, a

letter of undertaking executed

or to
be

executed

by

the

Approved

Manager

in

favour

of

the

Security

Trustee

in

the

Agreed

Form
agreeing certain matters in relation

to the management of that Ship and subordinating the rights
of the Approved

Manager against

that Ship and

the Borrower

which is the

owner thereof to

the
rights of the Security Trustee under the Finance Documents and, in the plural, means all of them.
" Margin " means 2.25 per cent. per annum.
" Market Disruption Rate " means the Reference Rate.
" Market Value
" means,

in relation

to each

Ship (and

each other

Fleet Vessel),

the market

value
thereof determined in accordance with Clause
15.3

(
Valuation of Ships ).
"
Master

Agreement(s)
"

means

each

master

agreement

(on

the

2002

ISDA

Master

Agreement
form) in the Agreed Form made or to be made between (i) any of the Borrowers and (ii) the

Swap
Bank

and

includes

all

Designated

Transactions

from

time

to

time

entered

into,

and

all
Confirmations of such Designated Transactions

from time to time exchanged,

under such master
agreements.
" Master Agreement Assignment " means the assignment of the Master Agreement in the Agreed
Form.
" Month
" means a period starting

on one day in a

calendar month and ending on the

numerically
corresponding day in the next calendar month, except that:
(a)
(subject to

paragraph
(c)

below) if

the numerically

corresponding

day

is not

a Business
Day,

that period shall end on the next

Business Day in that calendar month

in which that
period is to

end if there

is one, or

if there is

not, on the immediately

preceding Business
Day;
(b)
if there is no numerically corresponding day in the calendar month in which that period is
to end, that period shall end on the last Business Day in that calendar month; and
(c)
if an

Interest

Period

begins on

the last

Business Day

of

a calendar

month, that

Interest
Period

shall

end

on

the last

Business Day

in

the calendar

month

in which

that

Interest
Period is to end.
The above rules will only apply to the last Month of any period.

" Mortgage
" means, in

relation to a Ship,

the first preferred Marshall Islands

ship mortgage on

that
Ship in the Agreed Form and, in the plural, means all of them.
" Namorik
" means Namorik Shipping Company Inc., a corporation incorporated in the Republic of
the

Marshall

Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, Marshall Islands.
" Notifying Lender
" has

the meaning

given in

Clause
23.1 (
Illegality
) or

Clause
24.1 (
Increased costs )
as the context requires.
" Palau
" means

Palau

Shipping Company

Inc., a

corporation

incorporated

in the

Republic of

the
Marshall Islands whose registered

address is at

Trust Company

Complex, Ajeltake Road,

Ajeltake
Island, Majuro MH96960, Marshall Islands.
"Palios Family
" means, together, each

of the following:
(a)
Mr.

Simeon Palios;

(b) all the lineal descendants in direct line of Mr. Simeon Palios;
(c) a husband or wife or widower or widow of any of the above persons;
(d)
the

estates,

trusts

or

legal

representatives

of

which

any

of

the

above

persons

are

the
beneficiaries; and
(e)
each company

legally or

beneficially owned

or (as

the case

may

be) controlled

by one

or
more

of

the

persons

or

entities

which

would

fall

within

paragraphs

(a)

to

(d)

of

this
definition,
and each one of the above shall be referred to as " a member of the Palios Family ";
" Participating Member State " means any member state of the European Union that has the euro as its

lawful currency in

accordance with

legislation of the

European Union relating

to Economic
and Monetary Union.
" Party " means a party to this Agreement.
" Payment Currency " has the meaning given in Clause
21.4

(
Currency indemnity ).
" Permitted Security Interests " means:
(a) Security Interests created by the Finance Documents;
(b) until the Drawdown Date, the Existing Security Interests;
(c) liens for unpaid master's and crew's wages in accordance with usual maritime practice;
(d) liens for salvage;
(e)
liens arising

by operation

of law

for not

more than

two months'

prepaid hire

under any
charter in relation to a Ship not prohibited by this Agreement;

(f)
liens for master's disbursements incurred in the ordinary

course of trading and any other
lien arising

by operation of

law or

otherwise in

the ordinary

course of the

operation, repair
or maintenance of a

Ship, provided such liens do not

secure amounts more than 30

days
overdue (unless the overdue amount is being contested by the relevant Borrower in good
faith by appropriate

steps) and subject, in

the case of liens

for repair or

maintenance, to
Clause
14.13(g)

(
Restriction on chartering, appointment of managers etc. );
(g)
any

Security Interest

created

in favour

of a

plaintiff or

defendant in

any proceedings

or
arbitration as security for costs

and expenses where the Borrower is

actively prosecuting
or defending such proceedings or arbitration in good faith; and
(h)
Security Interests arising by operation of

law in respect of

taxes which are not overdue for
payment or in

respect of taxes

being contested in

good faith by appropriate

steps and in
respect of which appropriate reserves have been made.
" Pertinent Document " means:
(a) any Finance Document;
(b)
any policy or

contract of insurance

contemplated by or

referred to in Clause
13 (
Insurance )
or any other provision of this Agreement or another Finance Document;
(c) any other document contemplated by or referred to in any Finance Document; and
(d)
any

document

which

has

been

or

is

at

any

time

sent

by

or

to

a

Servicing

Bank

in
contemplation of or

in connection with any

Finance Document or any

policy, contract

or
document falling within paragraphs
(b)

or
(c).
" Pertinent Jurisdiction ", in relation to a company, means:
(a) England and Wales;
(b) the country under the laws of which the company is incorporated or formed;
(c)
a

country

in

which

the

company

has

the

centre

of

its

main

interests

or

in

which

the
company's central management and control is or has recently been exercised;
(d)
a country

in which

the overall

net income

of the

company is

subject to

corporation tax,
income tax or any similar tax;
(e)
a

country

in which

assets of

the company

(other than

securities issued

by,

or

loans to,
related

companies)

having

a

substantial

value

are

situated,

in

which

the

company
maintains a branch or

permanent place of

business, or in

which a Security

Interest created
by the company must

or should be

registered in order to

ensure its validity

or priority; and
(f)
a country

the courts

of which

have jurisdiction

to make

a winding

up, administration

or
similar

order

in

relation

to

the

company,

whether

as

main

or

territorial

or

ancillary
proceedings, or which would have

such jurisdiction if their assistance

were requested

by
the courts of a country referred to in paragraphs
(b)

or
(c).

" Pertinent Matter " means:
(a)
any

transaction

or

matter

contemplated

by,

arising

out

of,

or

in

connection

with

a
Pertinent Document; or
(b)
any statement relating to

a Pertinent

Document or

to a transaction

or matter falling

within
paragraph
(a),
and covers

any such

transaction, matter

or statement,

whether entered

into, arising

or made at
any time before the signing of this Agreement or on or at any time after that signing.
"
Poseidon

Principles
"

means

the

financial

industry

framework

for

assessing

and

disclosing

the
climate alignment of ship finance portfolios published in June 2019 as the same may be amended
or replaced from time to time.
" Potential Event of Default
" means an event or

circumstance which, with the

giving of any notice,
the lapse of

time, a determination of

the Lenders and/or

the satisfaction of

any other condition,
would constitute an Event of Default.
" Quotation Day
" means, in relation to

any period for which

an interest rate

is to be determined,
two

US

Government

Securities Business

Days

before

the

first

day

of

that

period unless

market
practice

differs

in the

relevant

syndicated

loan market

in which

case the

Quotation Day

will be
determined

by

the

Agent

in

accordance

with

that

market

practice

(and

if

quotations

would
normally be given on more than one day, the Quotation Day will be the last of those days).
" Reference Rate " means, in relation to the Loan or any part of the Loan:
(a)
the applicable Term

SOFR as of the Quotation Day and for a

period equal in length to the
Interest Period of the Loan or that part of the Loan; or
(b) as otherwise determined pursuant to Clause
7.1

(
Unavailability of Term SOFR ),
and if, in either case, that rate is less than zero,

the Reference Rate shall be deemed to be zero
.
"
Relevant

Market
"

means

the

market

for

overnight

cash

borrowing

collateralised

by

US
Government Securities.
"
Relevant Nominating

Body
" means

any applicable

central bank,

regulator or

other supervisory
authority or

a group

of

them, or

any

working

group or

committee

sponsored

or

chaired

by,

or
constituted at the request of, any

of them or the Financial Stability Board.
" Relevant Person " has the meaning given in Clause
19.9

(
Relevant Persons ).
" Repayment Date
" means

a date

on which

a repayment

is required

to be

made under

Clause
8
( Repayment and Prepayment ).
" Repayment Instalment
" means any

repayment instalment

referred to

in Clause
8.1

(
Amount of
repayment instalments ).

" Requisition Compensation
" includes all

compensation or other

moneys payable by reason

of any
act or event such as is referred to in paragraph
(b)

of the definition of "
Total Loss ".
"
Resolution

Authority
"

means

any

body

which

has

authority

to

exercise

any

Write-down

and
Conversion Powers.
" Restricted Party " means a person:
(a)
that

is listed

on

any

Sanctions List

(whether designated

by

name or

by reason

of

being
included in a class of person);
(b)
located, organised or resident in a country

or territory that is the target of Sanctions that
broadly

prohibit

dealings

with

that

country

or

territory

(currently,

Crimea,

Cuba,

Iran,
North Korea, Syria, Donetsk and Luhansk); or
(c)
that is directly

or indirectly owned or

controlled by a

person referred

to in (a) and/or

(b)
above; or
(d)
with which any

Lender is prohibited

from dealing or

otherwise engaging in a

transaction
with by any Sanctions.
" Sanctions Authority
" means the Norwegian State,

the United Nations, the European

Union, the
member states of the European

Union, the United Kingdom,

the United States of America

and any
authority,

official

institution

or

agency

acting

on

behalf

of

any

of

them

in

connection

with
Sanctions.
" Sanctions
"

means

the

economic

or

financial

Sanctions

and/or

regulations,

trade

embargoes,
prohibitions,

restrictive

measures,

decisions,

Executive

Orders

or

notices

from

regulators
implemented,

adapted,

imposed,

administered,

enacted

and/or

enforced

by

any

Sanctions
Authority.
" Sanctions List
" means a

list of

persons or

entities published in

connection with Sanctions

by or
on behalf of any Sanctions Authority.
"
Secured

Liabilities
"

means

all

liabilities

which

the

Borrowers,

the

Corporate

Guarantor,

the
Security Parties or any

of them have, at

the date of this Agreement

or at any

later time or times,
under

or

in

connection

with

any

Finance

Document

or

any

judgment

relating

to

any

Finance
Document; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected

by, or

in connection with, any bankruptcy,
liquidation, arrangement or other procedure under

the insolvency laws of any country.
" Security Interest
" means:

(a)
a mortgage, charge (whether

fixed or floating)

or pledge, any

maritime or

other lien

or any
other security interest of any kind;

(b) the security rights of a plaintiff under an action in rem
; and

(c)
any

arrangement

entered

into

by

a

person

(A)

the

effect

of

which

is

to

place

another
person

(B)

in a

position which

is

similar,

in economic

terms,

to

the

position in

which

B
would have been had he held a security interest over an asset of A; but this paragraph
(c)
does not apply to a right of set off or

combination of accounts conferred by the

standard
terms of business of a bank or financial institution.
" Security Party
" means

the Corporate

Guarantor,

the Approved

Manager and

any other

person
(except

a

Creditor

Party)

who,

as

a

surety

or

mortgagor,

as

a

party

to

any

subordination

or
priorities

arrangement,

or

in

any

similar

capacity,

executes

a

document

falling

within

the

last
paragraph of the definition of " Finance Documents ".
" Security Period
" means the

period commencing

on the date

of this Agreement

and ending on

the
date on which

the Agent notifies

the Borrowers, the

Security Parties and

the other

Creditor Parties
that:

(a)
all amounts which have become due for

payment by the Borrowers

or any Security Party
under the Finance Documents have been paid;
(b)
no amount is owing

or has accrued (without yet

having become due for

payment) under
any Finance Document;
(c)
neither

a

Borrower

nor

any

Security

Party

has

any

future

or

contingent

liability

under
Clause
20

(
Fees and expenses ),
21

(
Indemnities ) or
22

(
No set-off or Tax Deduction ) below
or any other provision of this Agreement or another Finance Document; and
(d)
the Agent,

the Security Trustee

and the Majority

Lenders do not

consider that there

is a
significant risk that

any payment or

transaction under a Finance

Document would be

set
aside,

or

would

have

to

be

reversed

or

adjusted,

in

any

present

or

possible

future
bankruptcy

of

the

Borrowers

or

a

Security

Party

or

in

any

present

or

possible

future
proceeding relating to

a Finance Document or

any asset covered

(or previously covered)
by a Security Interest created by a Finance Document.
" Security Trustee
" means Nordea

Bank Abp, filial

i Norge, acting in

such capacity through its

office
at

Essendrops

gate

7,

Postboks

1166,

Sentrum,

0107

Oslo,

920058817

MVA,

Norway,

or

any
successor of it appointed under clause 5 of the Agency and Trust Deed.
" Selection Notice
" means a

notice substantially in

the form set

out in Schedule

6 (
Selection Notice )
given in accordance with Clause 6 ( Interest Periods ).
" Servicing Bank " means the Agent or the Security Trustee.
"
Shares

Pledge
"

means,

in

relation

to

each

Borrower,

a

deed

executed

by

the

Corporate
Guarantor,

creating security

over the

share capital

of that

Borrower in

the Agreed

Form and,

in
the plural, means all of them.
"
Ship

A
"

means

the

2010-built

Panamax

bulk

carrier

vessel

of

81,297

deadweight

tonnage
registered in the ownership of Jemo under the Marshall Islands flag under IMO No. 9397731 with the name of "LETO".

" Ship B
" means

the 2012-built

Post-Panamax

bulk carrier

vessel of

98,697 deadweight

tonnage
registered in the ownership of Guam

under the Marshall Islands

flag under IMO No.

9599157 with
the name of "AMPHITRITE".
" Ship C
" means

the 2012-built

Post-Panamax

bulk carrier

vessel of

98,704 deadweight

tonnage
registered in the ownership of Palau under the Marshall Islands flag under IMO No. 9598660 with the name of "POLYMNIA".
"
Ship

D
"

means

the

2010-built

Kamsarmax

bulk

carrier

vessel

of

82,117

deadweight

tonnage
registered in the ownership

of Makur under

the Marshall Islands

flag under IMO

No. 9422940

with
the name of "MYRSINI".
" Ships
" means, together, Ship A, Ship

B, Ship C and

Ship D and, in

the singular, means any of them.
" SOFR
" means the

secured overnight

financing rate

(SOFR) administered by

the Federal

Reserve
Bank of New

York (or any other person which

takes over the administration of

that rate) published
(before any correction, recalculation or

republication by the

administrator) by the

Federal Reserve
Bank of New York (or any other person which takes over the publication of that rate).
"
Statement

of Compliance
"

means

a

Statement

of

Compliance related

to

fuel oil

consumption
pursuant to regulations 6.6 and 6.7 of Annex VI.
" Swap Bank " means Nordea Bank Abp.
" Swap Exposure
" means, as

at any

relevant date,

the amount certified

by the

Swap Bank

to the
Agent to be the aggregate net amount in Dollars which would be payable by the

Borrowers to the
Swap Bank

under (and

calculated in

accordance with)

section 6(e)

(
Payments on Early

Termination
)
of

the

Master

Agreement

if

an

Early

Termination

Date

had

occurred

on

the

relevant

date

in
relation to all outstanding Designated Transactions

.
"
Termination

Date
" means the date falling on

the fifth anniversary of the Drawdown

Date of the
Loan.
"
Term

SOFR
"

means

the

term

SOFR

reference

rate

administered

by

CME

Group

Benchmark
Administration Limited (or any other person which

takes over the administration

of that rate) for
the

relevant

period

published

(before

any

correction,

recalculation

or

republication

by

the
administrator) by CME Group

Benchmark Administration Limited

(or any other

person which takes
over the publication of that rate).
" Total Loss " means, in relation to a Ship
(a) actual, constructive, compromised, agreed or arranged total loss of the Ship;
(b)
any

expropriation,

confiscation,

requisition

or

acquisition

of

the

Ship,

whether

for

full
consideration,

a

consideration

less

than

its

proper

value,

a

nominal

consideration

or
without any consideration, which is effected by any government or official authority or

by
any person

or persons

claiming to

be or

to represent

a government

or official

authority
(excluding a requisition

for hire for

a fixed period not

exceeding 1 year

without any right

to

an

extension)

unless

it

is

within
one

month

redelivered

to

the

full

control

of

the
Borrower owning that Ship;
(c)
any condemnation of the Ship by any tribunal or by any person or person claiming to be a
tribunal; and
(d)
any

arrest,

capture,

seizure

or

detention

of

the

Ship

(including

any

hijacking

or

theft)
unless it is within 30 days redelivered to the full control of the Borrower owning the Ship.
" Total Loss Date " means, in relation to a Ship:
(a)
in the

case of

an actual

loss of

the Ship,

the date

on which

it occurred

or, if that is

unknown,
the date when the Ship was last heard of;
(b)
in the case of a constructive, compromised, agreed or arranged total loss of the Ship, the
earliest of:
(i) the date on which a notice of abandonment is given to the insurers; and
(ii) the date of any compromise, arrangement or agreement made by or on behalf of the Borrower owning the Ship with the

Ship's insurers in which the insurers agree
to treat the Ship as a total loss; and
(c)
in the case of any other type of

total loss, on the date (or the most likely date) on which it appears to the Agent that the event constituting the total loss occurred.
" Transaction " has the meaning given in the Master Agreement.
" Transfer Certificate " has the meaning given in Clause
26.2

(
Transfer by a Lender
).

" Trust Property
" has the meaning given in clause 3.1 of the Agency and Trust Deed.

" UK Bail-In Legislation " means Part 1 of the United Kingdom Banking Act 2009 and any other law
or

regulation

applicable

in

the

United

Kingdom

relating

to

the

resolution

of

unsound or

failing
banks,

investment

firms

or

other

financial

institutes

or

their

affiliates

(otherwise than

through
liquidation, administration or other insolvency proceedings).
" Unpaid Sum
" means any sum due and payable but unpaid by a Security Party under the Finance
Documents.
" US " means the United States of America.
" US Government Securities Business Day " means any day other than:
(a) a Saturday or a Sunday; and
(b)
a day on

which the Securities

Industry and Financial

Markets Association (or

any successor
organisation) recommends

that the fixed

income departments of

its members be

closed
for the entire day for purposes of trading in US Government securities.

" US Tax Obligor " means:
(a) a person which is resident for tax purposes in the US; or
(b)
a person some or all of

whose payments under the Finance Documents

are from sources
within the US for US federal income tax purposes.
" Write-down and Conversion Powers " means:
(a)
in relation to

any Bail-In Legislation described

in the EU Bail-In Legislation

Schedule from
time to time, the powers described as such in relation to that Bail-In Legislation in the EU
Bail-In Legislation Schedule;
(b)
in relation

to the

UK Bail-In

Legislation, any

powers under

that UK

Bail-In Legislation

to
cancel, transfer

or dilute

shares issued

by a

person that

is a

bank or

investment

firm or
other

financial

institution

or

affiliate

of

a

bank,

investment

firm

or

other

financial
institution, to cancel, reduce, modify or

change the form of a liability of

such a person or
any contract

or instrument under

which that liability

arises, to convert

all or part

of that
liability into shares,

securities or

obligations of that

person or any

other person, to

provide
that any such

contract or instrument

is to have

effect as if

a right

had been

exercised under
it or to suspend any

obligation in respect of that

liability or any of the powers

under that
UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(c) in relation to any other applicable Bail-In Legislation:
(i)
any powers under

that Bail-In

Legislation to

cancel, transfer or

dilute shares

issued
by

a

person

that

is

a

bank

or

investment

firm

or

other

financial

institution

or
affiliate of a bank,

investment firm or

other financial institution,

to cancel, reduce,
modify

or

change

the

form

of

a

liability

of

such

a

person

or

any

contract

or
instrument under which

that liability arises,

to convert

all or part

of that liability
into shares, securities

or obligations of

that person

or any

other person,

to provide
that

any

such

contract

or

instrument

is

to

have

effect

as

if

a

right

had

been
exercised under it or to suspend

any obligation in respect of

that liability or any of
the powers under that Bail-In Legislation

that are related to or

ancillary to any of
those powers; and
(ii) any similar or analogous powers under that Bail-In Legislation.
1.2 Construction of certain terms
In this Agreement:
"
administration

notice
"

means

a

notice

appointing

an

administrator,

a

notice

of

intended
appointment and

any other notice

which is required

by law

(generally or

in the case

concerned)
to be filed with the court or given to a person

prior to, or in connection with, the appointment of
an administrator.

" approved " means, for the purposes of Clause
13

(
Insurance ), approved in writing by the Agent.

" asset
" includes

every kind

of property,

asset, interest

or right,

including any

present, future

or
contingent right to any revenues or other payment.
a Lender's

"
cost of

funds
" in

relation to

its participation

in the

Loan or

any part

of the

Loan is

a
reference

to

the

average

cost

(determined

either

on

an

actual

or

a

notional

basis)

which

that
Lender would

incur if

it were to

fund, from

whatever source(s) it

may reasonably select,

an amount
equal to the amount of that participation in the Loan

or that part of the Loan for a period equal

in
length to the Interest Period of the Loan or that part of the Loan.
" company " includes any partnership, joint venture and unincorporated association.
" consent
"

includes

an

authorisation,

consent,

approval,

resolution,

licence,

exemption,

filing,
registration, notarisation and legalisation.
" contingent liability
" means

a liability

which is

not certain

to arise

and/or the

amount of

which
remains unascertained.
" document " includes a deed; also a letter or fax.
" excess risks
" means, in

relation to

a Ship, the

proportion of claims

for general

average,

salvage
and salvage charges

not recoverable under

the hull and machinery policies in

respect of the Ship
in consequence of its insured value being less than the value at which the Ship is assessed for the purpose of such claims.
" expense
"

means

any

kind

of

cost,

charge

or

expense

(including

all

legal

costs,

charges

and
expenses) and any applicable value added or other tax.
" law
" includes any order or

decree, any form

of delegated legislation, any

treaty or international
convention and any

regulation or resolution of

the Council of the European

Union, the European
Commission, the United Nations or its Security Council.
" legal or administrative action " means any legal proceeding or arbitration and any administrative or regulatory action or investigation.
" liability
" includes

every kind

of debt or

liability (present or

future, certain or

contingent), whether
incurred as principal or surety or otherwise.
" obligatory insurances
" means,

in relation

to a

Ship, all

insurances effected, or

which the

Borrower
owning the

Ship is

obliged to

effect,

under Clause
13

(
Insurance
) or

any

other provision

of this
Agreement or another Finance Document.
" parent company " has the meaning given in Clause
1.3

(
Meaning of "subsidiary" ).
" person
" includes any

company; any

state, political

sub-division of a state

and local or municipal
authority; and any international organisation.
" policy
",

in

relation

to

any

insurance,

includes

a

slip,

cover

note,

certificate

of

entry

or

other
document evidencing the contract of insurance or its terms.

"
protection

and indemnity

risks
" means

the usual

risks covered

by a

protection and

indemnity
association managed in

London, including pollution risks

and the proportion

(if any) of

any sums
payable to

any other

person or

persons in

case of

collision which are

not recoverable

under the
hull and machinery policies

by reason of the incorporation in them

of clause 6 of the

International
Hull Clauses (1/11/02

or 1/11/03), clause

8 of the

Institute Time Clauses

(Hulls) (1/11/95)

or clause
8 of

the Institute Time

Clauses (Hulls) (1/10/83)

or the Institute

Amended Running Down

Clause
(1/10/71) or any equivalent provision.
" regulation
" includes any regulation,

rule, official directive, request

or guideline (either

having the
force of law or compliance

with which is reasonable

in the ordinary

course of business of

the party
concerned) whether

or

not having

the force

of law

of any

governmental,

intergovernmental

or
supranational

body,

agency,

department

or

regulatory,

self-regulatory

or

other

authority

or
organisation.
" subsidiary " has the meaning given in Clause
1.3

(
Meaning of "subsidiary"
).

" successor
" includes

any person

who is

entitled (by

assignment, novation,

merger or

otherwise)
to

any person's

rights under

this Agreement

or any

other Finance

Document (or

any interest

in
those rights) or who, as administrator, liquidator or otherwise, is entitled to exercise those rights;
and in particular references to a successor include a person to whom those rights (or any interest in those

rights) are

transferred

or pass

as a

result of

a merger,

division, reconstruction

or other
reorganisation of it or any other person.

" tax
" includes any present or future tax, duty, impost, levy or charge of any kind which is imposed
by any state, any political sub-division of a state or any

local or municipal authority (including any
such imposed in connection with exchange controls), and any connected penalty, interest or fine.
"
war

risks
"

includes

the

risk

of

mines

and

all

risks

excluded

by

clauses

29,

30

or

31

of

the
International Hull Clauses (1/11/02),

clauses 29 or 30 of

the International Hull Clauses (1/11/03),
clauses 24, 25

or 26 of

the Institute Time

Clauses (Hulls) (1/11/95) or

clauses

23, 24 or

25 of the
Institute Time Clauses (Hulls) (1/10/83) or any equivalent provision.
1.3 Meaning of "subsidiary"
A company (S) is a subsidiary of another company (P) if:
(a)
a majority of

the issued shares

in S (or

a majority of the

issued shares in

S which carry

unlimited
rights to capital and income distributions) are directly owned by P or are indirectly attributable to
P; or
(b)
P has direct

or indirect control

over a majority of

the voting rights

attaching to

the issued shares
of S; or
(c) P has the direct or indirect power to appoint or remove a majority of the directors of S; or
(d)
P

otherwise

has

the

direct

or

indirect

power

to

ensure

that

the

affairs

of

S

are

conducted

in
accordance with the wishes of P,
and any company of which S is a subsidiary is a parent company of S.

1.4 General Interpretation
In this Agreement:
(a)
references to,

or to a provision of,

a Finance Document or any other

document are references

to
it as amended or supplemented, whether before the date of this Agreement or otherwise;
(b)
references

to, or

to a

provision of,

any law

include any amendment,

extension, re-enactment

or
replacement, whether made before the date of this Agreement or otherwise;

(c) words denoting the singular number shall include the plural and vice versa; and
(d) Clauses
1.1

to
1.4

apply unless the contrary intention appears.
1.5 Headings
In interpreting a Finance Document or any provision

of a Finance Document, all

clause, sub-clause
and other headings in that and any other Finance Document shall be entirely disregarded.
2
FACILITY

2.1 Amount of facility
Subject

to

the

other

provisions

of

this

Agreement,

the

Lenders

shall

make

available

to

the
Borrowers,

in one

advance,

a term

loan facility

of

up to

$22,500,000, for

the purpose

of

(i) re-
financing

the

Existing

Indebtedness

and

(ii)

for

the

Borrowers'

general

corporate

and

working
capital purposes.

2.2 Lenders' participations in the Loan
Subject to the other provisions of this Agreement, each Lender shall participate in the Loan in the proportion which, as at the Drawdown Date, its Commitment bears to the Total

Commitments.
2.3 Purpose of the Loan
The Borrowers undertake

with each Creditor Party to use

the Loan only for the purpose stated

in
the preamble to this Agreement.
3 POSITION OF THE LENDERS, THE SWAP BANK AND THE MAJORITY LENDERS
3.1 Interests of Lenders and Swap Bank several
The rights of

the Lenders and

the Swap Bank under

this Agreement and the

Master Agreement are
several; accordingly:
(a)
each Lender

shall be

entitled to

sue for

any amount

which has

become due

and payable

by the
Borrowers to it under this Agreement; and
(b) the Swap Bank shall be entitled to sue for any amount which has become due and payable by the
Borrowers to it under the Master Agreement,

without joining the Agent,

the Security Trustee, any other Lender and

the Swap Bank as additional
parties in the proceedings.
3.2 Proceedings by individual Lender or Swap Bank
However,

without the

prior consent of

the Majority Lenders,

no Lender

nor the Swap

Bank may
bring proceedings in respect of:
(a)
any

other

liability or

obligation

of

any

Borrower

or a

Security Party

under or

connected

with

a
Finance Document; or
(b)
any misrepresentation or breach of warranty by any

Borrower or a Security Party in or connected
with a Finance Document.
3.3 Obligations several
The obligations

of the

Lenders and

the Swap

Bank under

this Agreement

and of

the Swap

Bank
under the Master

Agreement are several;

and a failure

of a Lender or

the Swap Bank

to perform
its

obligations

under

this

Agreement

or

of

the

Swap

Bank

to

perform

its

obligations

under

the
Master Agreement shall not result in:
(a) the obligations of the other Lenders or (as the case may be) the Swap Bank being increased; nor
(b)
any Borrower, any Security Party or any other Creditor Party being discharged (in whole

or in part)
from its obligations under any Finance Document,
and in

no circumstances

shall a

Lender or

the Swap

Bank have

any responsibility

for a

failure of
another Lender or the

Swap Bank to

perform its obligations

under this Agreement or

the Master
Agreement.
3.4 Parties bound by certain actions of Majority Lenders
Every Lender,

the Swap Bank, each Borrower and each Security Party shall be bound by:
(a)
any determination made,

or action

taken, by the

Majority Lenders

under any

provision of

a Finance
Document;
(b)
any instruction or authorisation

given by the

Majority Lenders to the

Agent or the

Security Trustee
under

or

in

connection

with

any

Finance

Document (subject

always

to

Clause
27.2

(
Variations,
waivers etc. by Majority Lenders) );
(c)
any

action

taken

(or

in

good

faith

purportedly

taken)

by

the

Agent

or

the

Security

Trustee

in
accordance with such an instruction or authorisation.
3.5 Reliance on action of Agent
However,

each Borrower and each Security Party:

(a)
shall

be

entitled

to

assume

that

the

Majority

Lenders

have

duly

given

any

instruction

or
authorisation which,

under any

provision

of

a Finance

Document, is

required

in relation

to

any
action which the Agent has taken or is about to take; and
(b)
shall not

be entitled

to require

any evidence

that such

an instruction

or authorisation

has been
given.
3.6 Construction
In Clauses
3.4

(
Parties bound by certain actions of Majority Lenders ) and
3.5

(
Reliance on action of
Agent
)

references

to

action

taken

include

(without

limitation)

the

granting

of

any

waiver

or
consent, an approval of any document and an agreement to any matter.
4
DRAWDOWN

4.1 Request for the Loan
Subject to the following conditions, the Borrowers

may request the Loan to

be made by ensuring
that the Agent receives a completed

Drawdown Notice not later than 11.00

a.m. (Oslo time) three
Business Days (or such shorter period as the

Agent may,

in its absolute discretion, agree) prior to
the intended Drawdown Date.
4.2 Availability
The conditions referred to in Clause
4.1

(
Request for the Loan ) are that:
(a)
the Drawdown Date has to be a Business Day during the Availability Period;

(b) the amount of the Loan shall not exceed an amount of up to $22,500,000; and
(c)
the Loan shall

be made available

in one advance

and shall be

applied in re-financing

the Existing
Indebtedness.
4.3 Notification to Lenders of receipt of a Drawdown Notice
The

Agent

shall

promptly

notify

the

Lenders

that

it has

received

a

Drawdown

Notice

and

shall
inform each Lender of:
(a) the amount of the Loan and the Drawdown Date;
(b) the amount of that Lender's participation in the Loan; and
(c) the duration of the first Interest Period.
4.4 Drawdown Notice irrevocable
A

Drawdown

Notice

must

be

signed

by

a

director

or

an

authorised

representative

of

each
Borrower; and once

served, a Drawdown

Notice cannot be revoked

without the prior consent

of
the Agent, acting on the authority of the Majority Lenders.

4.5 Lenders to make available Contributions
Subject to

the provisions

of this

Agreement, each

Lender shall,

on and

with value

on the

Drawdown
Date,

make

available

to

the Agent

for

the account

of the

Borrowers

the amount

due from

that
Lender on the Drawdown Date under Clause
2.2

(
Lenders' participations

in the Loan
).
4.6 Disbursement of the Loan
Subject to

the provisions

of this

Agreement,

the Agent

shall on

the Drawdown

Date

pay

to the
Borrowers the

amounts which the Agent

receives from the

Lenders under Clause
4.5

(
Lenders to
make available Contributions ); and that payment to the Borrowers shall be made:
(a) to the account which the Borrowers specify in the Drawdown Notice; and
(b) in the like funds as the Agent received the payments from the Lenders.
4.7 Disbursement of the Loan to third party
The payment by

the Agent

under Clause
4.6 (
Disbursement of

the Loan
) shall

constitute the making
of the Loan

and the Borrowers shall

at that time

become indebted, as

principal and

direct obligors,
to each Lender in an amount equal to that Lender's Contribution.
4.8 Designated Transactions under the Master Agreement
(a)
The Borrowers

may at

any time

conclude Designated Transactions

with the Swap

Bank pursuant
to

the

Master

Agreement

for

the

purpose

of

swapping

their

interest

payment

obligations

and
managing exposure to interest

rate fluctuations under this Agreement. The Borrower

s

agree that
signature

of

the

Master

Agreement

does

not

commit

the

Swap

Bank

to

conclude

Designated
Transactions, or even to offer terms

for doing so, but

does provide a

contractual framework within
which Designated Transactions may

be concluded

and secured,

assuming that

mutually acceptable
terms can be agreed at the relevant time.
(b)
The

Lenders

agree

that,

to

enable

the

Borrowers

to

secure

their

obligations

to

the

Swap

Bank
under the

Master Agreement,

the security

of the

other Finance

Documents shall

be held

by the
Security Trustee

not only to secure the Borrowers' obligations

under this Agreement but also the
Borrowers' obligations under the

Master Agreement on

the terms set

out in Clause
17 (
Application
of receipts ).
5
INTEREST

5.1 Calculation of interest
The rate of interest on the Loan or any part of the Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:
(a) Margin; and
(b) Reference Rate.

5.2 Payment of interest
(a)
The Borrowers

shall pay

accrued interest

on the

Loan or

any part

of the

Loan on the

last day

of
each Interest Period.
(b)
If

an

Interest

Period

is

longer

than

three

Months,

the

Borrowers

shall

also

pay

interest

then
accrued on the

Loan or the

relevant part of the

Loan on the

dates falling at three

Monthly intervals
after the first day of the Interest Period.
5.3 Default interest
(a)
If a Security Party

fails to pay any amount payable by

it under a Finance

Document on its due

date,
interest shall accrue on the Unpaid

Sum from the due date up

to the date of actual

payment (both
before

and after

judgment) at

a rate

which, subject to

paragraph
(b)

below,

is two

per cent. per
annum higher

than the

rate which

would have

been payable

if the

Unpaid Sum

had, during

the
period

of

non-payment,

constituted

part

of

the

Loan

in

the

currency

of

the

Unpaid

Sum

for
successive Interest Periods, each of a duration selected by

the Agent.

Any interest accruing under
this Clause
5.3 (
Default interest
) shall be

immediately payable by the

Borrowers on demand by the
Agent.
(b)
If an Unpaid Sum consists of all or part

of the Loan which became due on a day which

was not the
last day of an Interest Period relating to the Loan or that part of the Loan:
(i)
the first Interest

Period for that Unpaid Sum shall have

a duration equal to the unexpired
portion of the current Interest Period relating to the Loan or that part of the Loan; and
(ii)
the rate

of interest

applying to that

Unpaid Sum during that

first Interest

Period shall be
two

per cent.

per annum

higher than

the rate

which would

have

applied if

that Unpaid
Sum had not become due.

(c)
Default interest (if unpaid) arising on an Unpaid Sum will

be compounded with the Unpaid

Sum at
the end

of each

Interest Period

applicable to

that Unpaid

Sum but

will remain

immediately due
and payable.
(d)
For the avoidance

of doubt,

this Clause
5.3 (
Default interest
) does

not apply

to any

amount payable
under the Master Agreement in respect of any continuing Designated Transaction as to which the relevant provisions of the Master Agreement shall apply.
5.4 Notification of rates of interest
(a)
The Agent shall promptly

notify the Lenders and

the Borrowers

of the determination of

a rate of
interest under this Agreement.
(b)
The Agent shall promptly notify the Borrowers

of each Funding Rate relating to the Loan, any part
of the Loan or any Unpaid Sum.

6
INTEREST PERIODS

6.1 Selection of Interest Periods
(a)
The Borrowers

may select

the Interest Period

for the

Loan in

the Drawdown Notice.

The Borrowers
may select each subsequent Interest Period in respect of the Loan in a Selection Notice.
(b)
Each Selection Notice is

irrevocable and must be

delivered to the Agent

by the Borrowers

not later
than five Business Days before the expiry of the preceding Interest Period.
(c)
If

the

Borrowers

fail

to

select

an

Interest

Period

in

the

Drawdown

Notice

or

fails

to

deliver

a
Selection

Notice

to

the

Agent

in

accordance

with

paragraphs
(a)

and
(b)

above,

the

relevant
Interest Period will be three Months.
(d)
Subject to this

Clause 6 (
Interest Periods
), the Borrowers

may select

an Interest Period

of one or
three Months

or any

other period

agreed between

the Borrowers

and the

Agent (acting

on the
instructions of all the Lenders).
(e)
An

Interest

Period

in

respect

of

the

Loan

or

any

part

of

the

Loan

shall

not

extend

beyond

the
Termination Date

.
(f)
The

first

Interest

Period

for

the

Loan

shall

start

on

the

Drawdown

Date

and

each

subsequent
Interest Period shall start on the last day of the preceding Interest Period.
(g) The Loan shall have one Interest Period only at any time.
6.2 Non-Business Days
If an Interest

Period would otherwise

end on a

day which is

not a

Business Day, that Interest Period
will instead end on the next Business Day in that calendar

month (if there is one) or the preceding
Business Day (if there is not).
CHANGES TO THE CALCULATION OF INTEREST
7.1 Unavailability of Term SOFR
(a)
Interpolated Term

SOFR
:

If no

Term

SOFR is

available for

the Interest

Period of

the Loan

or any
part of the Loan,

the applicable Reference

Rate shall be the

Interpolated Term

SOFR for a

period
equal in length to the Interest Period of the Loan or that part of the Loan.
(b) Shortened Interest Period
:

If no Term SOFR is

available for the Interest Period

of a Loan

or any part
of the Loan

and it is

not possible to

calculate the Interpolated

Term

SOFR, the Interest

Period of
that Loan or that part of the Loan shall (if it is longer than the applicable Fallback Interest Period)
be shortened to the applicable Fallback Interest Period and the applicable Reference Rate for that
shortened Interest Period shall be determined pursuant to the definition of " Reference Rate ".
(c)
Cost

of

funds
:

If

paragraph
(b)

above

applies

but

no

Term

SOFR

is

available

for

the

applicable
Fallback

Interest

Period

or

the

Interest

Period

is

shorter

than

the

applicable

Fallback

Interest
Period, there shall be

no Reference Rate

for the Loan or that

part of the Loan (as applicable)

and
Clause
7.3

(
Cost of funds ) shall apply to the Loan or that part of the Loan for that Interest Period.

7.2 Market disruption
If before

close of

business in

London on

the Quotation

Day for

the relevant

Interest Period

,

the
Agent

receives

notification

from

a

Lender

or

Lenders

(whose

participations

in

the

Loan

or

the
relevant part of the Loan exceed

50 per cent. of the Loan or that part of the Loan as appropriate)
that its cost

of funds relating

to its participation

in the Loan or

that part of

the Loan would

be in
excess of the Market Disruption Rate

then Clause
7.3

(
Cost of funds
) shall apply

to the Loan

or that
part of the Loan (as applicable) for the relevant Interest Period.
7.3 Cost of funds
(a) If this Clause
7.3

(
Cost of funds ) applies, the rate of interest on each Lender's share of the Loan or the

relevant

part

of

the

Loan

for

the

relevant

Interest

Period

shall

be

the

percentage

rate

per
annum which is the sum of:
(i) the Margin; and
(ii)
the

weighted

average

of

the

rates

notified

to

the

Agent

by

each

Lender

as

soon

as
practicable and

in any

event before

interest

is due

to be

paid in

respect of

that Interest
Period to be

that which expresses

as a percentage

rate per annum its

cost of funds

relating
to its participation in the Loan or that part of the Loan.
(b) If this Clause
7.3

(
Cost of funds
) applies and the

Agent or the Borrowers

so requires, the Agent and
the Borrowers

shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing

a

substitute

basis

for

determining

the

rate

of

interest

or

(as

the

case

may

be)

an
alternative basis for funding.
(c)
Subject

to

Clause
27.4

(
Changes

to

reference

r
ates
),

any

substitute

or

alternative

basis

agreed
pursuant to paragraph
(b)

above shall, with

the prior consent

of all the

Lenders and the

Borrowers,
be binding on all Parties.
(d) If paragraph
(e)

below does not apply and any rate notified to the

Agent under sub-paragraph
(ii)
of paragraph
(a)

above is less than zero, the relevant rate shall be deemed to be zero.
(e) If this Clause
7.3

(
Cost of funds ) applies pursuant to Clause
7.2
7.1(b)

(
Market disruption ) and:
(i) a Lender's Funding Rate is less than the Market Disruption Rate; or
(ii)
a Lender does not notify a rate by the time specified

in sub-paragraph
(ii)

of paragraph
(a)
above,
that Lender's cost of funds relating to its participation in the Loan or the relevant part of the Loan for that Interest Period

shall be

deemed, for

the purposes

of paragraph
(a)

above, to be

the Market
Disruption Rate.
(f) If this Clause
7.3

(
Cost of funds
) applies but any Lender does not notify a rate

to the Agent by the
time specified in sub-paragraph
(ii)

of paragraph
(a)

above the rate of

interest shall be calculated
on the basis of the rates notified by the remaining Lenders.

7.4 Break Costs
(a)
The Borrowers

shall, within

three Business

Days of demand

by a

Creditor Party, pay to

that Creditor
Party its

Break Costs

attributable to

all or any

part of the

Loan or Unpaid

Sum being paid

by the
Borrowers

on a day prior to the

last day of an Interest Period for the Loan, the

relevant part of the
Loan or that Unpaid Sum.
(b)
Each

Lender

shall,

as

soon

as

reasonably

practicable

after

a

demand

by

the

Agent,

provide

a
certificate

confirming the

amount

of its

Break Costs

for

any

Interest

Period

in

respect of

which
they become or may become payable.
8
REPAYMENT

AND PREPAYMENT

8.1 Amount of repayment instalments
The

Borrowers

shall

repay

the

Loan

by

20

equal

consecutive

quarterly

instalments

(each,

a
" Repayment Instalment
" and, in the

plural means, all of them) each

in the amount of $1,125,000.
8.2 Repayment Dates
The first

Repayment

Instalment

in respect

of the

Loan shall

be repaid

on

the date

falling

three
Months after the first Drawdown

Date, each subsequent Repayment Instalment

in respect of the
Loan shall be repaid

at quarterly intervals

thereafter and the

last Repayment

Instalment shall be
repaid on the Termination Date

.
8.3 Final Repayment Date
On the final Repayment Date, the Borrowers shall additionally pay to the Agent for the account of the Creditor Parties all other sums then accrued or owing under any Finance Document.
8.4 Voluntary prepayment
Subject to the following conditions, the Borrowers

may prepay the whole or

any part of the Loan
on the last day of an Interest Period applicable to it.
8.5 Conditions for voluntary prepayment
The conditions referred to in Clause
8.4

(
Voluntary prepayment ) are that:
(a) a partial prepayment shall be $500,000 or a higher integral multiple of $500,000;
(b)
the Agent has received from the Borrowers at least three days'

prior written notice specifying the
amount to be prepaid and the date on which the prepayment is to be made;

(c) the Borrowers have provided evidence satisfactory to the Agent that any consent required by any
Borrower or any Security

Party in connection

with the

prepayment has been

obtained and remains
in force,

and that

any regulation

relevant

to this

Agreement which

affects

any Borrower

or any
Security Party has been complied with; and

(d)
the Borrowers have complied with

Clause
8.13

(
Unwinding of Designated

Transactions
) on or

prior
to the date of prepayment.
8.6 Effect of notice of prepayment
A prepayment notice may not be withdrawn or amended without the consent of the Agent, given with the

authorisation of

the Majority

Lenders, and

the amount

specified in

the prepayment notice
shall

become

due

and

payable

by

the

Borrowers

on

the

date

for

prepayment

specified

in

the
prepayment notice.
8.7 Notification of notice of prepayment
The Agent shall

notify the

Lenders promptly upon

receiving a

prepayment notice, and

shall provide
any

Lender which

so

requests

with a

copy

of

any

document

delivered

by

the

Borrowers

under
Clause
8.5(c)

(
Conditions for voluntary prepayment ).
8.8 Mandatory prepayment
The Borrowers

shall be

obliged to

prepay the

whole of

the Relevant

Amount if

a Ship

is sold

or
becomes a Total Loss:
(a) in the case of a sale, on or before the date on which the Mortgage on that Ship is released; or
(b)
in the case of a Total

Loss, on the earlier of the date falling 180 days after the Total

Loss Date and
the date of receipt

by the Security

Trustee of the proceeds of insurance

relating to such Total Loss.
In

this

Clause
8.8

(
Mandatory prepayment
)

"
Relevant

Amount
" means

an

amount achieved

by
dividing the Market Value of the Ship which has been sold or become Total

Loss by the aggregate
of

the

Market

Value

of

all

Ships

(including

the

Ship

that

has

become

sold

or

Total

Loss)

and
multiplying it by the Loan on the date that the relevant Ship is sold or becomes a Total Loss.

8.9
Mandatory prepayment upon Change of Control

If a Change of Control occurs:
(a) the Borrower shall promptly notify the Agent upon becoming aware of that event; and
(b)
if the Majority Lenders so require,

the Agent shall, by not

less than 10 Business Days' notice

to the
Borrower,

cancel the

Total

Commitments and

declare the

Loan, together

with accrued

interest,
and

all

other

amounts

accrued

under

the

Finance

Documents

immediately

due

and

payable,
whereupon

the

Total

Commitments

will

be

cancelled

and

the

Loan

and

all

such

outstanding
interest and other amounts will become immediately due and payable.
8.10 Amounts payable on prepayment
A prepayment shall be

made together with

accrued interest (and any

other amount payable under
Clause
21

(
Indemnities
) or otherwise) in respect of the amount prepaid

and, subject to any Break
Costs without premium or penalty.

8.11 Application of partial prepayment

Each partial

prepayment made

pursuant to

Clauses
8.4

(
Voluntary

prepayment
), 8.8 ( Mandatory
prepayment
) and 8.9

(
Mandatory prepayment upon

Change of Control
) shall be

applied pro

rata
against the then outstanding Repayment Instalments.
8.12 No re-borrowing
No amount prepaid may be re-borrowed.
8.13 Unwinding of Designated Transactions
On

or

prior to

any

repayment

or

prepayment

of

the Loan

under this

Clause
8

(
Repayment

and
prepayment
)

or

any

other

provision

of

this

Agreement,

each

Borrower

shall

wholly

or

partially
reverse,

offset,

unwind

or

otherwise

terminate

one

or

more

of

the

continuing

Designated
Transactions

so

that

the

notional

principal

amount

of

the

continuing

Designated

Transactions
thereafter

remaining

does

not

and

will

not

in

the

future

(taking

into

account

the

scheduled
amortisation) exceed

the amount of the

Loan as reducing from

time to time

thereafter pursuant
to Clause
8.1

(
Amount of repayment instalments ).
9
CONDITIONS PRECEDENT

9.1 Documents, fees and no default
Each Lender's obligation

to contribute to

the Loan is

subject to the

following conditions precedent:

(a) that, on or before the service of the Drawdown Notice, the Agent receives:
(i) the documents described in
Part A

of
Schedule 3

(
Condition precedent documents ) in form
and substance satisfactory to the Agent and its lawyers; and
(ii) the arrangement fee referred to in Clause
20.1

(a) (
Fees );
(b)
that, on or before

the Drawdown Date but prior to

the making of the Loan, the Agent receives or
is

satisfied

that

it will

receive

on

the making

of

the Loan

the documents

described in
Part

B

of
Schedule

3

(
Condition

precedent

documents
)

in

form

and

substance

satisfactory

to

it

and

its
lawyers;
(c)
that,

on

or

before

the

service

of

the

Drawdown

Notice,

the

Agent

receives

payment

of

any
expenses payable pursuant to Clause
20.2 (
Costs of negotiation,

preparation etc
.) which is

due and
payable on the Drawdown Date;
(d) that both at the date of the Drawdown Notice and at the Drawdown Date:
(i)
no Event

of Default

or Potential

Event

of Default

has occurred

or would

result from

the
borrowing of the Loan;

(ii) the representations and warranties in Clause
10.1

(
General ) and those of any Borrower or
any Security

Party which

are set

out in

the other

Finance Documents would

be true and
not

misleading

if

repeated

on

each of

those

dates

with reference

to

the

circumstances
then existing;

(iii)
none of the

circumstances contemplated

by Clause
7.2

(
Market disruption ) has occurred
and is continuing; and
(iv)
there has

been no

material adverse

change in

the financial

condition, state

of affairs

or
prospects

of

the

Borrowers

(or

any

of

them),

the

Corporate

Guarantor

or

any

other
Security Party since 26

May 2023 in the

light of which the Agent

considers that there is a
significant risk that the Borrowers, the

Corporate Guarantor or any other Security

Party is,
or

will later

become, unable

to

discharge

its liabilities

under the

Finance Documents

to
which it is a party as they fall due;
(e)
that, if

the ratio

set out

in Clause
15.1 (
Minimum required

security cover
) were

applied immediately
following

the

making

of

the

Loan,

the

Borrowers

would

not

be

obliged

to

provide

additional
security or prepay part of the Loan under that Clause; and
(f)
that

the

Agent

has

received,

and

found

to

be

acceptable

to

it,

any

further

opinions,

consents,
agreements and documents

in connection

with the Finance

Documents which

the Agent may, with
the

authorisation

of

the

Majority

Lenders,

request

by

notice

to

the

Borrowers

prior

to

the
Drawdown Date.
9.2 Waiver of conditions precedent
If the Majority Lenders, at

their discretion, permit the Loan

to be borrowed before

certain of the
conditions referred to in Clause
9.1

(
Documents, fees and no default ) are satisfied, the Borrowers shall ensure that those

conditions are satisfied within

five Business Days after the

Drawdown Date
(or such longer period as the Agent may, with the authorisation of the Majority Lenders, specify).
10
REPRESENTATIONS

AND WARRANTIES
10.1 General
Each Borrower represents and warrants to each Creditor Party as follows.
10.2 Status
(a)
Each Borrower is duly incorporated and validly

existing and in good standing under

the laws of the
Marshall Islands.
10.3 Shares and ownership
(a)
Each Borrower is authorised to issue five hundred

(500) registered shares with par value of $0,01
each.
(b)
The legal title and beneficial ownership

of all those shares is held, free

of any Security Interest or
other claim, by the Corporate Guarantor.
10.4 Corporate power
Each

Borrower

has

the

corporate

capacity,

and

has

taken

all

corporate

action and

obtained

all
consents necessary for it:

(a) to register permanently the Ship owned by it in its name under the Approved Flag;
(b) to execute the Finance Documents to which that Borrower is a party; and
(c)
to

borrow

under

this

Agreement,

to

enter

into

Designated

Transactions

under

the

Master
Agreement

and to

make

all the

payments

contemplated

by,

and to

comply with,

those Finance
Documents to which it is a party.
10.5 Consents in force
All

the

consents

referred

to

in

Clause
10.4

(
Corporate

power
)

remain

in

force

and

nothing

has
occurred which makes any of them liable to revocation.
10.6 Legal validity; effective Security Interests
The Finance

Documents to

which each

Borrower is

a party,

do now or,

as the

case may

be, will,
upon execution

and delivery

(and, where

applicable, registration

as provided

for in

the Finance
Documents):

(a)
constitute that

Borrower's legal,

valid and binding obligations

enforceable against

that Borrower
in accordance with their respective terms; and
(b)
create legal,

valid and binding

Security Interests

enforceable in

accordance with their

respective
terms over all the assets to which they, by their terms, relate;
subject to any relevant insolvency laws affecting creditors'

rights generally.
10.7 No third party Security Interests
Without limiting

the generality

of Clause
10.6

(
Legal validity;

effective Security

Interests
), at

the
time of the execution and delivery of each Finance Document to which a Borrower is a party:

(a)
each

Borrower

which

is

a

party

to

that

Finance

Document

will

have

the

right

to

create

all

the
Security Interests which that Finance Document purports to create; and
(b)
no third party will have any

Security Interest (except for Permitted Security Interests) or any other interest, right

or claim over,

in or in

relation to

any asset to

which any

such Security Interest,

by
its terms, relates.
10.8 No conflicts
The

execution

by

each

Borrower

of

each

Finance

Document

to

which

it

is

a

party,

and

the
borrowing by

that Borrower

of the

Loan (or

any part

thereof), and

its compliance

with each

Finance
Document to which it is a party will not involve or lead to a contravention of:
(a) any law or regulation; or
(b) the constitutional documents of that Borrower; or

(c)
any contractual

or other obligation

or restriction

which is binding

on that

Borrower or

any of

its
assets.
10.9 No withholding taxes
All payments which each Borrower is liable to make under the Finance Documents to which it is a party may be made without deduction or withholding for or on account of any tax payable

under
any law of any Pertinent Jurisdiction.
10.10 No default
No Event of Default or Potential Event

of Default has occurred.
10.11 Information
All information which

has been

provided in

writing by

or on

behalf of

the Borrowers or

any Security
Party to

any Creditor

Party in connection

with any Finance

Document satisfied the requirements
of Clause
11.5

(
Information provided

to be

accurate
); all

audited and

unaudited accounts

which
have been

so provided

satisfied the

requirements of

Clause
11.7

(
Form of

financial statements
);
and there has

been no material adverse

change in the financial

position or state

of affairs

of any
Borrower from that disclosed in the latest of those accounts.
10.12 No litigation
No legal or

administrative action involving

any Borrower

(including action relating to

any alleged
or

actual

breach

of

the

ISM

Code

or

the

ISPS

Code)

has

been

commenced

or

taken

or,

to

any
Borrower's knowledge, is likely to be commenced or taken.
10.13 Compliance with certain undertakings
At the date of this Agreement, the Borrowers

are in compliance with Clauses
11.2

(
Title; negative
pledge ),
11.4 (
No other

liabilities or

obligations to

be incurred
),
11.9 (
Consents ) and
11.13 (
Principal
place of business ).
10.14
Taxes

paid
Each Borrower

has paid all taxes

applicable to, or

imposed on or in

relation to that

Borrower,

its
business or the Ship owned by it.
10.15 ISM Code and ISPS Code compliance
All requirements of the

ISM Code and

the ISPS Code

as they relate to the

Borrowers, the Approved
Manager and the Ships have been complied with.
10.16 No money laundering
Without

prejudice

to

the

generality

of

Clause
2.3

(
Purpose

of

the

Loan
),

in

relation

to

the
borrowing by the Borrowers

of the Loan, the performance

and discharge of their obligations

and
liabilities under the Finance

Documents, and the transactions and

other arrangements affected or
contemplated by

the Finance Documents

to which

a Borrower

is a party,

the Borrowers

confirm

(i) that

they are

acting for their

own account;

(ii) that they

will use the

proceeds of

the Loan for
their own benefit, under their

full responsibility and exclusively

for the purposes specified

in this
Agreement; (iii)

that no

Borrower and

no Security

Party nor

any of

their respective

subsidiaries,
directors, or officers, or, to the best of the Borrowers'

knowledge, any affiliate, agent or employee
thereof has

engaged

in any

activity or

conduct which

would violate

any

applicable anti-bribery,
anti-corruption

or

anti-money

laundering

laws

or

regulations

in

any

applicable

jurisdiction

and
each

Borrower

and

each

Security

Party

has

instituted

and

maintains

policies

and

procedures
designated to prevent

violation of such laws regulations

and rules and (iv) that the

foregoing will
not involve or lead

to a contravention of

any law, official requirement or other

regulatory measure
or

procedure

implemented

to

combat

"money

laundering"

(as

defined

in

Article

1

of

Directive
2005/60/EC of the European Parliament and of the Council).

10.17 No immunity
No Borrower,

nor any

of their

assets are

entitled to

immunity on

the grounds

of sovereignty

or
otherwise

from

any

legal

action

or

proceeding

(which

shall

include,

without

limitation,

suit
attachment prior to judgement, execution or other enforcement).
10.18 Sanctions
(a)
Each

Borrower,

Security

Party

and

member

of

the

Group

and

their

respective

subsidiaries,
directors,

officers,

employees,

and

to

the

best

of

each

Borrower's

knowledge,

their

respective
agents or representatives has been and is in compliance with Sanctions.
(b) No Borrower, Security Party or member of the Group, none of their subsidiaries and none of their respective directors, officers,

employees, and to the best of

each Borrower's knowledge, none of
their respective agents or representatives:
(i)
is a Restricted Party,

or is involved in any

transaction through which it is likely

to become
a Restricted

Party or

result in

the imposition of

Sanctions against

any party

to a

Finance
Document; or
(ii)
is

subject to

or

involved

in

any

inquiry,

claim,

action,

suit,

proceedings

or

investigation
against it with respect to Sanctions by any Sanctions Authority.
10.19 Compliance with applicable laws
Each Borrower

is at

all times

in compliance

with all

applicable laws

or regulations,

including but
not limited to all Environmental Laws.
11
GENERAL UNDERTAKINGS

11.1 General
Each Borrower undertakes with each

Creditor Party to comply with

the following provisions of

this
Clause
11

(
General undertakings
) at all times during the Security Period except as the Agent may,
with the authorisation of the Majority Lenders, otherwise permit.

11.2 Title; negative pledge
Each Borrower will:
(a)
hold the legal

title to, and

own the entire

beneficial interest in

the Ship

owned by it,

the Insurances
and Earnings, free

from all Security

Interests and

other interests

and rights of

every kind, except
for

those

created

by

the

Finance

Documents

and

the

effect

of

assignments

contained

in

the
Finance Documents and except for Permitted Security Interests; and
(b)
not create

or permit

to arise

any Security

Interest (except

for Permitted

Security Interests)

over
any other asset, present or future (including, but not limited to, that Borrower's rights against the
Swap

Bank

under

the

Master

Agreement

or

all

or

any

part

of

that

Borrower's

interest

in

any
amount payable to that Borrower by the Swap Bank under the Master Agreement).
11.3 No disposal of assets
No Borrower will transfer,

lease or otherwise dispose of:
(a)
all

or

a

substantial

part

of

its

assets,

whether

by

one

transaction

or

a

number of

transactions,
whether related or not; or
(b)
any debt payable to it

or any other

right (present, future

or contingent right) to

receive a payment,
including any right to damages or compensation,
but paragraph
(a)

does not apply to any charter of a Ship as to

which Clause
14.13

(
Restriction on
chartering, appointment of managers etc. ) applies.
11.4 No other liabilities or obligations to be incurred
No Borrower will incur any liability or obligation except:
(a)
under the Finance Documents to which it is a party;

(b)
liabilities

or

obligations

reasonably

incurred

in

the

ordinary

course

of

owning,

operating

and
chartering the Ship;

(c)
in respect of the Designated Transactions;

and
(d) until the Drawdown Date, any liabilities incurred under the Existing Facility Agreement.
11.5 Information provided to be accurate
All financial

and other information

which is provided

in writing

by or

on behalf

of a Borrower

under
or in connection with any Finance

Document will be true and

not misleading and will

not omit any
material fact or consideration.
11.6 Provision of financial statements
Each Borrower will send or procure that are to be sent to the Agent:

(a)
as soon as possible, but in no event later than 180 days after the end of each Financial Year of the
Corporate

Guarantor

the

audited

annual

consolidated

financial

statements

of

the

Corporate
Guarantor

for

that

Financial

Year

of

the

Corporate

Guarantor

(commencing

with

the

financial
statements for the year ending on 31 December 2023);

(b)
as soon as possible, but in no

event later than 90

days after the end of

each Financial Year

of the
Corporate

Guarantor

the

unaudited

annual

consolidated

financial

statements

of

the

Corporate
Guarantor

for

that

Financial

Year

of

the

Corporate

Guarantor

(commencing

with

the

financial
statements for the year ending on 31 December 2023);
(c)
as soon as possible, but

in no event later

than 90 days after

30 June in each Financial Year

of the
Corporate

Guarantor

the

unaudited

semi-annual

consolidated

financial

statements

of

the
Corporate Guarantor for the

first six-month period

of such

Financial Year and

in the

form published
in the relevant

press release

(commencing with the financial statements

for the 6-month period
ending

on

30

June

2023)

certified

as

to

their

correctness

by

the

chief

financial

officer

of

the
Corporate Guarantor; and
(d)
promptly after a request by

the Agent, such further

financial or other

information in respect of

the
Borrowers, the

Ships, the Corporate

Guarantor,

the other Security

Parties, the

Fleet Vessels

and
the Group (including, but not limited to, charter arrangements, Financial Indebtedness, operating expenses) as the Agent may reasonably require.
11.7 Form of financial statements
All accounts delivered under Clause
11.6

(
Provision of financial statements ) will:
(a) be prepared in accordance with all applicable laws and GAAP consistently applied;
(b)
give a true

and fair view

of the state

of affairs

of the Group

at the date

of those accounts

and of
its profit for the period to which those accounts relate; and
(c) fully disclose or provide for all significant liabilities of the Group.
11.8 Shareholder and creditor notices
Each

Borrower

will

send

the

Agent,

at

the

same

time

as

they

are

despatched,

copies

of

all
communications which

are despatched

to that

Borrower's shareholders

or creditors

or any

class
of them.
11.9 Consents
Each

Borrower

will

maintain

in

force

and

promptly

obtain

or

renew,

and

will

promptly

send
certified copies to the Agent of, all consents required:
(a)
for that Borrower to perform its obligations under any Finance Document to which it is a party;

(b) for the validity or enforceability of any Finance Document to which it is a party; and
(c) for that Borrower to continue to own and operate the Ship owned by it,

and that Borrower will comply with the terms of all such consents.
11.10 Maintenance of Security Interests
Each Borrower will:
(a) at its own cost, do all that is necessary to ensure that any Finance Document to which it is a party validly creates the obligations and the Security Interests which it purports to create; and
(b)
without limiting the generality

of paragraph
(a)
, at its

own cost, promptly

register,

file, record or
enrol

any

Finance

Document

with

any

court

or

authority

in

all

Pertinent

Jurisdictions, pay

any
stamp, registration or similar tax in all Pertinent Jurisdictions in respect of any Finance Document,
give

any

notice or

take

any

other

step

which,

in

the opinion

of

the Majority

Lenders,

is

or

has
become necessary or

desirable for

any Finance Document

to be

valid, enforceable

or admissible
in evidence or to ensure or protect the priority of any Security Interest which it creates.

11.11 Notification of litigation
Each Borrower

will provide

the Agent

with details

of any

legal or

administrative action

involving
that Borrower, any Security Party,

the Approved Manager or the Ship

owned by it, the Earnings or
the Insurances as soon as such action is instituted

or it becomes apparent to that Borrower that it
is

likely

to

be

instituted,

unless

it

is

clear

that

the

legal

or

administrative

action

cannot

be
considered material in the context of any Finance Document.

11.12 No amendment to Master Agreement
No

Borrower

will

agree

to

any

amendment

or

supplement

to,

or

waive

or

fail

to

enforce,

the
Master Agreement or any of its provisions.
11.13 Principal place of business
No Borrower will establish,

or do anything

as a result

of which it

would be deemed

to have, a place
of business in the United Kingdom or the US.
11.14 Confirmation of no default
Each Borrower will, within

two Business Days after

service by the

Agent of a

written request, serve
on the Agent a notice which is signed by two directors of that Borrower and which:
(a)
states that no Event of Default or Potential

Event of Default has occurred; or
(b)
states that

no Event

of Default

or Potential

Event of

Default has

occurred, except

for a

specified
event or matter,

of which all material details are given.
The Agent may

serve requests under

this Clause
11.14

(
Confirmation of no

default
) from time

to
time but only

if asked to do

so by a

Lender or

Lenders having Contributions

exceeding ten per

cent.
of the Loan or (if the Loan hasn't been drawn) Commitments exceeding ten per cent. of the Total
Commitments; and this Clause
11.14

(
Confirmation of no default
) does not

affect the

Borrowers'
obligations under Clause
11.15

(
Notification of default ).

11.15 Notification of default
Each Borrower will notify the Agent as soon as that Borrower becomes aware of:
(a) the occurrence of an Event of Default or a Potential Event of Default; or
(b)
any

matter

which

indicates

that

an

Event

of

Default

or

a

Potential

Event

of

Default

may

have
occurred,
and will keep the Agent fully up to date with all developments.
11.16 Provision of further information
Each Borrower will, as soon as practicable after receiving the request, provide the Agent with any additional financial or other information relating:
(a)
to the

Borrowers,

the Group,

the Corporate

Guarantor,

the Ships,

the other

Fleet Vessels,

their
Insurances

or

their

Earnings

(including,

but

not

limited

to,

any

sales

or

purchases

of

any

Fleet
Vessels,

the

incurrence

of

Financial

Indebtedness

by

members

of

the

Group,

details

of

the
employment of the Fleet Vessels) as the Agent may require; or
(b)
to any other matter relevant to, or to any

provision of, a Finance Document,
which may be requested

by the Agent,

the Security Trustee,

the Swap Bank or

any Lender at any
time.
11.17 Provision of copies and translation of documents
Each Borrower will supply the Agent with

a sufficient number of copies

of the documents referred
to above

to provide

one copy

for each

Creditor Party;

and if

the Agent

so requires

in respect

of
any of

those documents, the

Borrowers will

provide a certified

English translation prepared

by a
translator approved by the Agent.
11.18 Know your customer
Promptly

upon

the

Agent's

request

each

Borrower

will

supply,

or

procure

the

supply

of,

such
documentation

and

other

evidence

as

is

reasonably

requested

by

the

Agent

in

order

for

each
Creditor Party to

carry out and be satisfied with

the results of all necessary "know your

client" or
other checks which it is

required to carry out

in relation to the

transactions contemplated by

the
Finance

Documents

and

to

the

identity

of

any

parties

to

the

Finance

Documents

(other

than
Creditor Parties) and their directors and officers.
11.19 Payment of taxes
Each Borrower shall pay

when due all taxes

applicable to, or imposed on,

its business or the Ship
owned by it.

11.20 Bribery and anti-corruption laws
(a)
No Borrower shall use the

proceeds of the Loan for

any purpose which would breach

the Bribery
Act 2010,

the United

States

Foreign

Corrupt Practices

Act of

1977 or

other similar

legislation in
other jurisdictions.
(b)
Each Borrower shall

(and shall procure that

each other Security Party

and each other member of
the Group shall):
(i) conduct its businesses in compliance with applicable anti-corruption laws; and
(ii) maintain policies and procedures designed to promote and achieve compliance with such laws.
11.21 Sanctions
(a)
Each Borrower

shall ensure that

none of them or

the Security Parties

nor any of

their respective
subsidiaries or any

member of the

Group, their

respective directors,

officers, employees,

agents
or representatives or any

other persons acting

on any of

their behalf, is or

will become a

Restricted
Party.
(b)
Each Borrower

shall supply to the

Agent, promptly upon

becoming aware of

them, the details

of
any inquiry, claim, action, suit, proceeding or

investigation pursuant to Sanctions by any Sanctions
Authority against a Borrower, any Security Party,

any of their respective direct or indirect owners,
their respective

subsidiaries or

any

member of

the Group,

any

of their

joint ventures

or any

of
their respective

directors, officers,

employees, agents

or representatives,

as well

as information
on what steps are being taken with regards to answer or oppose such.
(c) Each Borrower shall (and shall procure that the other members of the Group will) implement and maintain in effect

policies and procedures

designed to promote

and ensure compliance

by them
and their

respective directors,

officers and

employees acting

on their

behalf with

Sanctions and
anti-corruption laws and regulations.
11.22 Use of proceeds
(a)
No proceeds of

the Loan or any

part of the Loan

shall be made available,

directly or indirectly

to
or for the benefit of a Restricted Party nor shall they be otherwise directly or indirectly, applied in
a manner or

for a

purpose prohibited by

Sanctions or could

result in the

imposition of sanctions
against any party to any Finance Document.
(b)
The Borrowers shall not repay or prepay the

Loan or any part thereof

or fund all or

any part of any
payment

under

this

Agreement

(i)

out

of

proceeds

from

funds

or

assets

that

(A)

constitute
property of, or that are beneficially owned directly or indirectly by,

any Restricted Party or (B) are
obtained or

derived from

transactions with

or relating

to any

Restricted Party

or transactions

in
violation

of

Sanctions

or

(ii)

in

any

manner

that

would

cause

any

Lender

to

be

in

violation

of
Sanctions.

12
CORPORATE UNDERTAKINGS

12.1 General
Each Borrower

also undertakes

with each Creditor

Party to

comply with the

following provisions
of this

Clause
12

(
Corporate Undertakings
) at

all times

during the

Security Period

except

as the
Agent may,

with the authorisation of the Majority Lenders, otherwise permit.
12.2 Maintenance of status
(a)
Each Borrower will

maintain its separate

corporate existence

and remain in good

standing under
the

laws

of

the

Marshall

Islands

and

will,

and

shall

procure

that

any

other

Security

Party

(as
applicable)

will,

comply

in

all

respects

with

the

Republic

of

the

Marshall

Islands

Economic
Substance Regulations 2018 (as amended from time to time).
12.3 Negative undertakings
No Borrower will:
(a)
carry on any

business other than

the ownership,

chartering and operation

of the Ship

owned by
that Borrower; or

(b)
pay

any

dividend

or

make

any

other

form

of

distribution

or

effect

any

form

of

redemption,
purchase or return of share

capital (the "
Distribution
") if an Event

of Default has occurred at

any
relevant time which is continuing or an Event of Default will result from the Distribution; or
(c) provide any form of credit or financial assistance to:
(i)
a person who is directly

or indirectly interested in that Borrower's share or

loan capital; or
(ii)
any

company

in

or

with

which

such

a

person

is

directly

or

indirectly

interested

or
connected,
or enter

into any

transaction with or

involving such a

person or company

on terms which

are, in
any respect, less favourable

to that Borrower than

those which it could obtain in

a bargain made
at arms' length; or
(d)
open or

maintain any account

with any bank

or financial

institution except accounts

with the

Agent
and the Security Trustee for the purposes of the Finance Documents; or
(e)
issue, allot or

grant any person a right

to any shares in

its capital or repurchase

or reduce its issued
share capital; or
(f)
acquire any shares or

other securities other

than US or

UK Treasury bills and certificates

of deposit
issued by major

North American or European

banks, or enter

into any transaction

in a derivative
other than the Designated Transactions; or
(g)
enter

into

any

form

of

amalgamation,

merger

or

de-merger

or

any

form

of

reconstruction

or
reorganisation.

13
INSURANCE

13.1 General
Each Borrower

also undertakes

with each Creditor

Party to

comply with the

following provisions
of this Clause
13

(
Insurance
) at all times during the Security Period except as the Agent may,

with
the authorisation of the Majority Lenders, otherwise permit.
13.2 Maintenance of obligatory insurances
Each Borrower shall keep the Ship owned by it insured at the expense of that Borrower against:
(a) fire and usual marine risks (including hull and machinery and excess risks);
(b) war risks (including terrorism, piracy and confiscation);
(c) protection and indemnity risks (other than loss of hire or political risks); and
(d)
any other risks against which the Security Trustee

considers, having regard to practices and other
circumstances prevailing

at the

relevant time,

it would

in the

opinion of

the Security

Trustee

be
reasonable for that

Borrower to insure

and which are specified

by the Security Trustee

by notice
to that Borrower.
13.3
Terms of obligatory

insurances
Each Borrower shall effect such insurances:
(a) in Dollars;
(b)
in the case of fire and

usual marine risks and

war risks, (including hull

interest and freight interest)
in such amount as shall from time to time be approved

by the Security Trustee but in any event in
an amount

not less

than the

greater

of (i)

an amount

which when

aggregated

with the

insured
value of

the other

Ships then

subject to

a Mortgage,

120 per

cent. of

the aggregate

of the

Loan
and (ii) the Market Value of the Ship owned by it;

(c)
in the

case of

hull and

machinery policy

at an

agreed insured

value

(excluding hull

interest

and
freight interest) in an amount of not less

than an amount which when

aggregated with the agreed
insured values under all

the other hull and machinery policies

for the other Ships then

subject to
a Mortgage is

not less than the

principal amount of the Loan
Provided that

the Borrowers are

in
compliance with their obligations under paragraph
(b)

above at all times;

(d)
in the case

of oil pollution

liability risks,

for an aggregate

amount equal

to the highest

level of cover
from

time

to

time

available

under

basic

protection

and

indemnity

club

entry

and

in

the
international marine insurance market;
(e) in relation to protection and indemnity risks in respect of the full tonnage of the Ship;
(f) on approved terms; and

(g)
through approved brokers and with approved insurance companies and/or underwriters or, in the
case of

war

risks and

protection

and indemnity

risks, in

approved

war

risks and

protection

and
indemnity risks associations.
13.4 Further protections for the Creditor Parties
In addition

to

the terms

set out

in Clause
13.3

(
Terms

of obligatory

insurances
), each

Borrower
shall procure that the obligatory insurances effected by it shall:
(a)
subject always to

paragraph
(b)
, name

that Borrower as

the sole

named assured

unless the

interest
of every other named assured is limited:
(i) in respect of any obligatory insurances for hull and machinery and war risks;
(A)
to any

provable out-of-pocket

expenses that it

has incurred and which

form part
of any recoverable claim on underwriters; and

(B)
to any

third party

liability claims

where cover

for

such claims

is provided

by the
policy (and then only in respect of discharge of any claims made against it); and

(ii)
in

respect

of

any

obligatory

insurances

for

protection

and

indemnity

risks,

to

any
recoveries it is entitled to make by way of reimbursement following discharge of any third
party liability claims made specifically against it
and every other named assured has undertaken in writing

to the Security Trustee (in such form as
it

requires)

that

any

deductible

shall

be

apportioned

between

that

Borrower

and

every

other
named assured in proportion to

the gross claims made or

paid by each of them

and that it shall

do
all things necessary

and provide all

documents, evidence and

information to

enable the Security
Trustee

to

collect

or

recover

any

moneys

which

at

any

time

become

payable

in

respect

of

the
obligatory insurances;
(b)
whenever the

Security Trustee

requires, name (or

be amended to

name) the Security Trustee

as
additional named assured for its rights

and interests, warranted

no operational interest

and with
full waiver of rights

of subrogation against

the Security Trustee,

but without the Security Trustee
thereby being

liable to pay

(but having the

right to pay)

premiums, calls or

other assessments in
respect of such insurance;
(c)
name the Security Trustee as

loss payee with such directions for payment

as the Security Trustee
may specify;
(d)
provide that

all payments

by or

on behalf of

the insurers

under the obligatory

insurances to

the
Security

Trustee

shall

be

made

without

set-off,

counterclaim

or

deductions

or

condition
whatsoever;
(e)
provide that such obligatory

insurances shall be primary without right of contribution from other
insurances which may be carried by the Security Trustee or any other Creditor Party; and
(f)
provide that the Security Trustee may make

proof of loss if that Borrower fails to do so.

13.5 Renewal of obligatory insurances
Each Borrower shall:
(a)
at least 21 days before the expiry of any obligatory insurance effected by it:
(i)
notify

the

Security

Trustee

of

the

brokers

(or

other

insurers)

and

any

protection

and
indemnity

or

war

risks

association

through

or

with

whom

that

Borrower

proposes

to
renew that obligatory insurance and of the proposed terms of renewal; and
(ii)
obtain the Security Trustee's approval to the matters

referred to in paragraph
(i);
(b)
at least 14 days

before the expiry of

any obligatory insurance,

renew that obligatory insurance

in
accordance with the Security Trustee's approval pursuant to paragraph
(a)
; and
(c)
procure that the

approved brokers and/or the war

risks and

protection and indemnity

associations
with which such a renewal is effected shall promptly after the renewal notify the Security Trustee in writing of the terms each conditions of the renewal.
13.6 Copies of policies; letters of undertaking
Each Borrower shall ensure that all approved brokers provide the Security Trustee with pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew and of
a

letter

or

letters

of

undertaking

in

a

form

required

by

the

Security

Trustee

and

including
undertakings by the approved brokers that:
(a)
they will have endorsed

on each policy, immediately upon

issue, a loss

payable clause and

a notice
of assignment

complying with

the provisions

of Clause
13.4

(
Further protections

for the

Creditor
Parties
);

(b)
they will hold

such policies,

and the benefit

of such insurances,

to the order

of the Security

Trustee
in accordance with the said loss payable clause;

(c)
they

will

advise

the

Security

Trustee

immediately

of

any

material

change

to

the

terms

of

the
obligatory insurances;

(d)
they

will

notify the

Security

Trustee,

not

less

than

14

days

before

the

expiry

of

the

obligatory
insurances,

in

the

event

of

their

not

having

received

notice

of

renewal

instructions

from

that
Borrower or its agents

and, in the

event of their receiving

instructions to renew, they will promptly
notify the Security Trustee of the terms of the instructions; and
(e)
they will not set

off against any

sum recoverable

in respect of a

claim relating to the

Ship owned
by that Borrower under

such obligatory insurances any

premiums or other amounts due to them
or

any

other

person

whether

in

respect

of

that

Ship

or

otherwise,

they

waive

any

lien

on

the
policies, or any sums received under them, which they

might have in respect of such premiums or
other amounts, and they will

not cancel such obligatory

insurances by reason of

non-payment of
such premiums or other amounts, and will arrange for a separate policy to be issued in respect of that Ship forthwith upon being so requested by the Security Trustee.

13.7 Copies of certificates of entry
Each

Borrower

shall ensure

that

any

protection

and indemnity

and/or

war

risks

associations

in
which the Ship owned by it is entered provides the Security Trustee with:
(a) a certified copy of the certificate of entry for that Ship owned by it;
(b) a letter or letters of undertaking in such form as may be required by the Security Trustee; and
(c)
a

certified

copy

of

each

certificate

of

financial

responsibility

for

pollution

by

oil

or

other
Environmentally

Sensitive Material

issued by

the relevant

certifying authority

in relation

to that
Ship.
13.8 Deposit of original policies
Each

Borrower

shall

ensure

that

all

policies

relating

to

obligatory

insurances

effected

by

it

are
deposited with the approved brokers through which the insurances are effected or renewed.
13.9 Payment of premiums
Each Borrower shall

punctually pay

all premiums

or other

sums payable in

respect of

the obligatory
insurances

effected

by

it

and

produce

all

relevant

receipts

when

so

required

by

the

Security
Trustee.
13.10 Guarantees
Each Borrower

shall ensure

that any

guarantees

required by

a protection

and indemnity

or war
risks association are promptly issued and remain in full force and effect.
13.11 Restrictions on employment
No Borrower shall employ its Ship, nor shall permit it to be employed, outside the cover provided by any obligatory insurances.
13.12 Compliance with terms of insurances
No Borrower

shall do nor

omit to

do (nor permit

to be

done or not

to be

done) any

act or thing
which would or might render any obligatory insurance invalid,

void, voidable or unenforceable or
render

any

sum

payable

under

an

obligatory

insurance

repayable

in

whole

or

in

part;

and,

in
particular:
(a)
each Borrower

shall take

all necessary action

and comply with

all requirements

which may

from
time

to

time

be

applicable

to

the

obligatory

insurances,

and

(without

limiting

the

obligation
contained in Clause
13.6(c)

(
Copies of policies; letters

of undertaking
)) ensure that

the obligatory
insurances are not made subject

to any exclusions

or qualifications to which the Security

Trustee
has not given its prior approval;
(b)
no

Borrower

shall

make

any

changes

relating

to

the

classification

or

classification

society

or
manager

or

operator

of

the

Ship

owned

by

it

approved

by

the

underwriters

of

the

obligatory
insurances;

(c)
each

Borrower

shall

make

(and

promptly

supply

copies

to

the

Agent

of)

all

quarterly

or

other
voyage declarations

which may

be required

by the

protection and

indemnity risks association

in
which the Ship

owned by it

is entered to

maintain cover for trading

to the United

States of America
and Exclusive Economic

Zone (as defined in the

United States Oil Pollution

Act 1990 or any

other
applicable legislation); and
(d)
no Borrower

shall employ

the Ship

owned by

it, nor

allow it

to be

employed, otherwise

than in
conformity with the terms and conditions of the obligatory insurances, without first obtaining the
consent of the insurers and complying with any requirements (as to extra premium or otherwise)
which the insurers specify.
13.13 Alteration to terms of insurances
(a)
No Borrower shall make

nor agree to any

alteration to the

terms of any

obligatory insurance nor
waive any right relating to any obligatory insurance.

(b)
Without limiting

the generality

of the

foregoing,

no Borrower

shall either

make or

agree to

any
alteration

to

the

terms

of

any

war

risks

and

allied

perils

coverage

(including

piracy

coverage)
whereby

trading

to

conditional

(excluded)

areas

not

declared

on

the

annual

policy

would

be
altered without the consent of the Agent.
13.14 Settlement of claims
No Borrower

shall settle,

compromise or

abandon any

claim under

any obligatory

insurance for
Total

Loss or

for

a Major

Casualty,

and shall

do all

things necessary

and provide

all documents,
evidence and information

to enable the Security

Trustee

to collect or

recover any moneys

which
at any time become payable in respect of the obligatory insurances.
13.15 Provision of copies of communications
Each Borrower shall provide the Security Trustee, at the time of each such communication, copies
of all written communications between a Borrower and:
(a)
the approved brokers;

(b) the approved protection and indemnity and/or war risks associations; and
(c) the approved insurance companies and/or underwriters, which relate directly or indirectly to:
(i)
that

Borrower's

obligations

relating

to

the

obligatory

insurances

including,

without
limitation, all requisite declarations and payments of additional premiums or calls; and

(ii)
any credit arrangements made between that Borrower and any of the persons referred to
in paragraphs
(a)

or
(b)

relating

wholly or

partly to

the effecting

or maintenance

of the
obligatory insurances.

13.16 Provision of information
In addition,

each Borrower

shall promptly

provide the

Security Trustee

(or any

persons which

it
may designate) with any

information which the Security

Trustee

(or any such designated

person)
requests for the purpose of:
(a)
obtaining

or

preparing

any

report

from

an

independent

marine

insurance

broker

as

to

the
adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)
effecting,

maintaining

or

renewing

any

such

insurances

as

are

referred

to

in

Clause
13.17
( Mortgagee's interest insurances
) below or dealing

with or considering

any matters relating to any
such insurances,
and the Borrowers shall, forthwith

upon demand, indemnify the Security Trustee

in respect of all
fees and other expenses incurred by or for the account of the Security Trustee in connection with any such report as is referred to in paragraph
(a).
13.17 Mortgagee's interest insurances
The

Security

Trustee

shall

be

entitled

from

time

to

time

to

effect,

maintain

and

renew

a
mortgagee's

interest

marine

insurance

policy

in

such

amounts,

on

such

terms,

through

such
insurers

and

generally

in

such manner

as the

Security Trustee

may

from

time to

time consider
appropriate and each Borrower shall upon demand fully indemnify the Creditor Parties in respect of

all

premiums

and

other

expenses

which

are

incurred

in

connection

with

or

with

a

view

to
effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance.

13.18 Review of insurance requirements
The Agent shall be entitled to review

the requirements of this Clause
13

(
Insurance ) from time to
time in

order to

take

account of

any changes

in circumstances

after the

date of

this Agreement
which the Agent

reasonably considers significant

and capable

of affecting the Borrowers,

the Ships
and

their

Insurances

(including,

without

limitation,

changes

in

the

availability

or

the

cost

of
insurance

coverage

or

the

risks

to

which

each

Borrower

may

be

subject),

and

may

appoint
insurance consultants in relation to this review at the cost of that Borrower.
13.19 Modification of insurance requirements
The Agent shall notify the Borrowers of any proposed modification under Clause
13.18

(
Review of
insurance

requirements
)to

the

requirements

of

this

Clause
13

(
Insurance
)

which

the

Agent
reasonably considers appropriate in the circumstances, and such modification shall take effect on and from the date

it is notified

in writing to the

relevant Borrower as an

amendment to this

Clause
13

(
Insurance ) and shall bind that Borrower accordingly.
13.20 Compliance with mortgagee's instructions
The Agent shall

be entitled

(without prejudice

to or limitation

of any other

rights which

it may have
or acquire under

any Finance Document)

to require a Ship

to remain at any

safe port or to

proceed
to

and

remain

at

any

safe

port

designated

by

the

Agent

until

the

Borrower

owning

that

Ship

implements

any

amendments

to

the

terms

of

the

obligatory

insurances

and

any

operational
changes

required

as

a

result

of

a

notice

served

under

Clause
13.19

(
Modification

of

insurance
requirements ).
14
SHIP COVENANTS

14.1 General
Each Borrower

also undertakes

with each Creditor

Party to

comply with the

following provisions
of this Clause
14

(
Ship covenants ) at all times during the Security Period except as the Agent, with the authorisation of the Majority Lenders, may

otherwise permit (and in the case of Clauses
14.2
( Ship's name and registration ) and
14.13
(e)

(
Restrictions on chartering, appointment of managers
etc .), such permission not to be unreasonably withheld).
14.2 Ship's name and registration
Each Borrower shall

keep the Ship

owned by it

registered in its

name under an

Approved Flag; shall
not do,

omit to

do or

allow to

be done

anything as

a result

of which

such registration

might be
cancelled or imperilled; and shall not change the name or port of registry of the Ship owned by it.
14.3 Repair and classification
Each Borrower shall keep the Ship owned by it in a good and safe condition and state of repair:
(a) consistent with first class ship ownership and management practice;
(b)
so

as

to

maintain

the

highest

class

free

of

overdue

recommendations

and

conditions

with

a
classification society which is a member of IACS acceptable to the Agent; and
(c)
so

as

to

comply

with

all

laws

and

regulations

applicable

to

vessels

registered

at

ports

in

the
applicable

Approved

Flag State

or

to

vessels

trading

to

any

jurisdiction to

which that

Ship may
trade from time to time, including but not limited to the ISM Code and the ISPS Code.
14.4 Classification society undertaking
Each

Borrower

shall

instruct

the

classification

society

referred

to

in

Clause
14.3

(
Repair

and
classification ):
(a)
to send to

the Security Trustee,

following receipt of

a written request

from the Security

Trustee,
certified true copies of

all original class records

held by the classification

society in relation

to its
Ship;
(b)
to

allow the

Security Trustee

(or

its agents),

at

any

time and

from

time to

time, to

inspect the
original class and related

records of its

Ship at the offices of

the classification society and to

take
copies of them;
(c) to notify the Security Trustee immediately in writing if the classification society:
(i)
receives notification

from that

Borrower or

any other person

that its Ship's

classification
society is to be changed; or

(ii)
becomes aware of

any facts or matters

which may result in

or have resulted

in a change,
suspension, discontinuance,

withdrawal

or expiry

of that

Ship's class

under the

rules or
terms

and

conditions

of

that

Borrower's

or

its

Ship's

membership

of

the

classification
society; and
(d) following receipt of a written request from the Security Trustee:
(i)
to confirm that

a Borrower is

not in default

of any of

its contractual obligations

or liabilities
to the

classification society and,

without limiting the

foregoing, that

it has paid

in full all
fees or other charges due and payable to the classification society; or
(ii)
if

a

Borrower

is

in

default

of

any

of

its

contractual

obligations

or

liabilities

to

the
classification society,

to specify to

the Security Trustee

in reasonable detail

the facts and
circumstances of such default,

the consequences of such default,

and any remedy period
agreed or allowed by the classification society.
14.5 Modification
No Borrower shall make any modification or repairs to, or replacement of,

any Ship or equipment
installed

on

it

which

would

or

might

materially

alter

the

structure,

type

or

performance
characteristics of that Ship or materially reduce its value.
14.6 Removal of parts
No Borrower

shall remove

any material

part of

any Ship,

or any

item of

equipment installed

on,
any Ship unless the part or item so removed is forthwith

replaced by a suitable part or item which
is in

the same

condition as

or better

condition than

the part

or item

removed, is

free from

any
Security Interest or any right in favour of any person

other than the Security

Trustee and becomes
on

installation

on

the

relevant

Ship

the

property

of

the

relevant

Borrower

and

subject

to

the
security constituted

by the

relevant

Mortgage
Provided that

a Borrower

may

install equipment
owned by a third

party if the equipment can

be removed without any

risk of damage to

the Ship
owned by it.
14.7 Surveys
Each Borrower shall submit the Ship owned by it regularly to all periodical or other surveys which may be required for classification purposes and, if so required by the Security Trustee provide the
Security Trustee, with copies of all survey reports.
14.8 Inspection
Each Borrower shall permit the

Security Trustee (by surveyors or other persons appointed

by it for
that purpose) to

board the Ship owned

by it at

all reasonable times to

inspect its condition or

to
satisfy themselves about

proposed or executed repairs

and shall afford all

proper facilities for such
inspections.
14.9 Prevention of and release from arrest
Each Borrower shall promptly discharge:

(a)
all liabilities which give

or may give

rise to maritime or

possessory liens on or claims enforceable
against the Ship owned by it, the Earnings or the Insurances;
(b)
all taxes, dues and other amounts

charged in respect of the Ship owned by

it, the Earnings or the
Insurances; and
(c) all other outgoings whatsoever in respect of the Ship owned by it, the Earnings or the Insurances, and, forthwith

upon receiving notice

of the

arrest of

the Ship

owned by

it, or of

its detention

in
exercise

or

purported

exercise

of

any

lien

or

claim,

that

Borrower

shall

procure

its

release

by
providing bail or otherwise as the circumstances may require.
14.10 Compliance with laws etc.
Each Borrower shall:
(a)
comply,

or

procure

compliance

with

the

ISM

Code,

the

ISPS

Code,

all

Environmental

Laws,

all
Sanctions

and

all

other

laws

or

regulations

relating

to

the

Ship

owned

by

it,

its

ownership,
operation and management or to the business of that Borrower;
(b)
not employ the Ship owned by

it nor allow its employment

in any manner contrary

to any law

or
regulation in any relevant jurisdiction

including but not

limited to the ISM

Code, the ISPS

Code and
all Sanctions; and
(c)
in the event

of hostilities in

any part of

the world (whether

war is

declared or not),

not cause or
permit the

Ship owned

by it

to enter

or trade

to any

zone which

is declared

a war

zone by

any
government

or

by

the Ship's

war

risks

insurers

unless the

prior written

consent

of

the Security
Trustee

has been given and that

Borrower has (at

its expense) effected

any special, additional or
modified insurance cover which the Security Trustee may require.
14.11 Provision of information
Each Borrower shall promptly provide the Security Trustee with any information which it requests regarding:
(a) the Ship owned by it, its employment, position and engagements;
(b)
the Earnings and payments and amounts due to the master and crew of the Ship owned by it;

(c) any expenses incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Ship owned by it and any payments made in respect of that Ship;
(d) any towages and salvages; and
(e)
its compliance, the Approved

Manager's compliance and the compliance

of the Ship owned

by it
with the ISM Code, the ISPS Code and all Sanctions,
and, upon the

Security Trustee's request, provide copies of

any current charter relating

to the Ship
owned

by

it,

of

any

current

charter

guarantee

and

copies

of

the

Borrower's

or

the

Approved
Manager's Document of Compliance.

14.12 Notification of certain events
Each Borrower shall immediately notify the Security Trustee by fax, confirmed forthwith, by letter of:
(a) any casualty which is or is likely to be or to become a Major Casualty;
(b)
any occurrence as a result of which the Ship owned by it

has become or is, by the passing of time
or otherwise, likely to become a Total Loss;
(c)
any

requirement

or

recommendation

made

by

any

insurer

or

classification

society

or

by

any
competent authority which is not immediately complied with;
(d)
any arrest or detention

of the Ship owned by it, any

exercise or purported exercise

of any lien on
that Ship or its Earnings or any requisition of that Ship for hire;
(e) any intended dry docking of the Ship owned by it;
(f) any Environmental Claim made against that Borrower or in connection with the Ship owned by it, or any Environmental Incident;
(g)
any

claim

for

breach

of

the

ISM

Code

or

the

ISPS

Code

being

made

against

the

Borrower,

the
Approved Manager or otherwise in connection with the Ship owned by it; or
(h)
any other matter,

event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with
and that Borrower shall keep the Security Trustee advised in writing on a regular basis and in such
detail

as

the

Security Trustee

shall

require

of

that

Borrower's,

the

Approved

Manager's

or

any
other person's response to any of those events or matters.
14.13 Restrictions on chartering, appointment of managers etc.
No Borrower shall, in relation to the Ship owned by it:
(a) let that Ship on demise charter for any period;
(b)
enter into any time

or consecutive voyage charter

in respect of

that Ship for

a term which

exceeds,
or which by virtue of any optional extensions may exceed, 18 months;
(c)
enter

into any

charter in

relation to

that Ship

under which

more than

two months'

hire (or

the
equivalent) is payable in advance;
(d)
charter that

Ship otherwise

than on

bona fide

arm's length

terms at

the time

when that

Ship is
fixed;
(e)
appoint a

manager of

that Ship

other than

the Approved

Manager or

agree to

any alteration

to
the terms of the Approved Manager's appointment;
(f) de activate or lay-up that Ship; or

(g)
put that Ship into

the possession of any person

for the purpose of work

being done upon it in an
amount exceeding or likely to

exceed $1,000,000 (or the equivalent in any other currency) unless that

person

has

first

given

to

the

Security

Trustee

and

in

terms

satisfactory

to

it

a

written
undertaking not

to exercise

any lien

on that

Ship or

its Earnings

for the

cost of

such work

or for
any other reason.
14.14 Notice of Mortgage
Each Borrower shall keep the relevant Mortgage registered against the Ship owned by it as a valid first

priority

or

preferred

mortgage,

carry

on

board

that

Ship

a

certified

copy

of

the

relevant
Mortgage and place and maintain in a conspicuous place in the navigation room and the Master's cabin of that Ship a framed printed notice stating that that Ship is mortgaged by that Borrower to the Security Trustee.
14.15 Sharing of Earnings
No Borrower shall:
(a)
enter into any agreement or arrangement for the sharing of any Earnings;

(b)
enter into any

agreement or

arrangement for the

postponement of

any date on

which any

Earnings
are due; and
(c)
the reduction of the amount of any Earnings or otherwise for the release or adverse alteration of
any right of a Borrower to any Earnings.

14.16 ISPS Code
Each Borrower shall comply with the ISPS Code and in particular, without limitation, shall:
(a)
procure

that

the

Ship

owned

by

that

Borrower

and

the

company

responsible

for

that

Ship's
compliance with the ISPS Code comply with the ISPS Code;

(b) maintain for that Ship an ISSC; and
(c)
notify

the

Agent

immediately

in

writing

of

any

actual

or

threatened

withdrawal,

suspension,
cancellation or modification of the ISSC.
14.17 Charterparty Assignment
If a Borrower enters into any Charter (subject to obtaining

the consent of the Agent in

accordance
with Clause
14.13(b)

(
Restrictions on

chartering, appointment

of managers

etc
.)), that

Borrower
shall

at

the

request

of

the

Agent

execute

in

favour

of

the

Security

Trustee

(and

register,

if
applicable) a Charterparty Assignment and shall:
(a)
serve

notices

of

the

Charterparty

Assignment on

the Charterer

and

procure

that

the

Charterer
acknowledges such notice in such form as the Agent may approve or require; and

(b) deliver to the Agent such other documents equivalent to those referred to at paragraphs 3, 4 and
5 of
Part A

of
Schedule 3

(
Conditions precedent documents ), as the Agent may require.

14.18 Poseidon Principles
Each Borrower shall, upon the request by a Lender and at the cost of the Borrowers, on or before
31st July in each calendar year,

supply or procure the supply by the relevant

classification society
to the

Agent of

all information

necessary in order

for such

Lender to

comply with its

obligations
under the

Poseidon Principles

in respect

of the

preceding year,

including, without

limitation, all
ship fuel

oil consumption

data required to

be collected

and reported

in accordance

with Regulation
22A of Annex

VI and any

Statement of

Compliance, in each case

relating to

the Ship owned by

it
for the preceding

calendar year

provided always that,

for the avoidance

of doubt,

such information
shall

be

confidential

information

but

the

Borrower

acknowledges

that,

in

accordance

with

the
Poseidon Principles,

such information

will form

part of

the information

published regarding

the
relevant Lender's portfolio climate alignment and that a Lender may disclose such information: (i)
either

to

any

classification

society

or

other

entity

which

a

Lender

has

engaged

to

make

the
calculations

necessary to

enable that

Lender to

comply with

its reporting

obligations

under the
Poseidon

Principles

(such

calculations

to

be

made

at

the

cost

of

the

relevant

Lender)

or

(ii)

as
otherwise permitted under the terms of this Agreement.
14.19 Inventory of Hazardous Material
Each Borrower shall procure that, on the date falling 18 months after the date of this Agreement, its Ship has obtained an Inventory of Hazardous Material, which shall be maintained until the end of the Security Period.

14.20 Sustainable and socially responsible dismantling of ships
(a)
Each Borrower

shall (and shall procure

that each other

member of the Group

shall) procure that
for the duration of the Security Period:
(b)
the Ship owned by it or any other

Fleet Vessel shall be recycled at a recycling yard which conducts its recycling business

in a socially

and environmentally responsible

manner, in accordance with the
provisions of the Hong Kong

Convention (in the event

that the Approved

Flag State is not

an EEA
Member Country) or the EU Ship Recycling

Regulation (in the event

that the Approved Flag State
is an EEA Member Country); or
(c)
where the

Ship owned by

it or any

other Fleet Vessel

is sold

to an

intermediary (whether or

not
with

the

intention

of

being

recycled),

it

shall

provide

the

intermediary

with

any

ship-relevant
information in its possession which it considers necessary for the development of a ship recycling plan in accordance with the EU Ship Recycling Regulation.
14.21
Sanctions provisions

Without limiting Clause
14.10

(
Compliance with laws etc. ), each Borrower shall procure:
(a)
each Borrower shall,

and shall

procure that the

Ship owned by

it and each

Security Party shall,

and,
in respect of any charterer,

shall use all reasonable endeavours to procure that the Charterer and any other charterer in respect of its Ship shall, comply in all respects with all laws to which it may
be

subject,

including,

without

limitation,

all

national

and

international

laws,

derivatives,
regulations, decrees, rulings and such analogous rules, including, but not limited to, rules relating to Sanctions.

(b)
Each

Borrower undertakes

to make

the Charterer

and all

other charterers

and operators

of the
Ship owned by it aware

of the requirements of this

Clause and Clause
10.18

(
Sanctions ) and shall
procure that they act in accordance with these requirements.
14.22 Change of Approved Manager
(a)
Each

Borrower

may,

at

its

sole

discretion,

at

any

time

during

the

Security

Period,

change

the
Approved Manager of its Ship from Diana Shipping

Services SA to Diana Wilhelmsen

Management
Limited, provided that

the Borrowers shall give the Agent five Business' Days

prior written notice
and shall provide the Agent no later than the date of the change with:
(b)
documents of

the kind specified

in paragraphs
2
,
3
,
5
, and
10

of
Part A

of
Schedule 3

(
Condition
precedent documents ) in respect of Diana Wilhelmsen Management Limited;
(c)
the documents

referred to in

paragraph
3

of
Part B

of
Schedule 3

(
Condition precedent

documents
);
and
(d) any other documents that the Agent may reasonably require.
15
SECURITY COVER

15.1 Minimum required security cover
Clause
15.2

(
Provision of

additional security;

prepayment
) applies

if,

at any

relevant time

during
the Security Period, the Agent notifies the Borrowers that:
(a)
the aggregate of the Market Value of the Ships then subject to a Mortgage;

plus
(b)
the

net

realisable

value

of

any

additional

security

previously

provided

under

this

Clause
15
( Security cover ),
is below 125 per cent.

of the Loan.
15.2 Provision of additional security; prepayment
If the

Agent serves

a notice

on the

Borrowers under Clause
15.1 (
Minimum required

security cover
),
the Borrowers shall

prepay such part

at least of

the Loan

as will eliminate

the shortfall

on or before
the date falling one month after the date on which the Agent's notice is served under Clause
15.1
( Minimum required security cover ) (the " Prepayment Date ") unless at least 1 Business Day before the Prepayment Date the

Borrowers have provided additional security

which, in the

opinion of the
Majority Lenders,

has a

net realisable

value at

least equal

to the

shortfall and

is documented

in
such terms as the Agent may, with the authorisation of the Majority Lenders, approve or require.

15.3 Valuation of Ships
The Market

Value

of a

Ship (or

any other

Fleet Vessel)

at any

date during

the Security

Period is
that shown by a valuation to be prepared:
(a) as at a date not more than 14 days previously;

(b) an Approved Broker (selected by the Borrowers and appointed by the Agent);
(c) with or without physical inspection of the Ship (as the Agent may require);
(d)
on

the basis

of

a sale

for

prompt

delivery for

cash

on

normal

arm's length

commercial
terms as between a willing seller and a willing buyer,

free of any existing charter or other
contract of employment; and
(e)
after deducting the estimated amount

of the usual and

reasonable expenses which would
be incurred in connection with the sale,
Provided that

if the Agent

reasonably determines that

the Market

Value of

the Ship shown

by a
valuation

prepared in

accordance with

this Clause
15.3

(
Valuation

of Ships
) does

not accurately
reflect the value

of that

Ship, it

shall have the

right to

appoint (at

the Borrowers'

expense) a

second
Approved

Broker

to

provide

a

valuation

of

that

Ship

addressed

to

the

Agent

and

prepared

in
accordance

with

the

terms

of

this

Agreement

and

the

Market

Value

of

that

Ship

shall

be

the
arithmetic average of the two valuations.
15.4 Value of additional security
The net realisable value of

any additional security which is

provided under Clause
15.2

(
Provision
of additional security; prepayment ) shall be determined as follows:
(a)
if it consists of a Security Interest over

a vessel shall be that shown by a valuation complying with
the requirements of Clause
15.3

(
Valuation of Ships ); and
(b) if it consists of cash, the US Dollar amount thereof.
15.5 Valuations binding
Any valuation

under Clauses
15.2

(
Provision of

additional security; prepayment
),
15.3

(
Valuation
of

Ships
)

or
15.4

(
Value

of

additional

security
)

shall

be

binding

and

conclusive

as

regards

the
Borrowers, as

shall be any

valuation which

the Majority Lenders

make of

any additional security
which does not consist of or include a Security Interest.
15.6 Provision of information
The Borrowers

shall promptly

provide the

Agent and

the Approved

Broker

acting under

Clauses
15.3

(
Valuation

of

Ships
)

or
15.4

(
Value

of

additional security
)

with

any

information

which

the
Agent or the

Approved Broker may request

for the purposes

of the

valuation; and,

if the

Borrowers
fail to provide the information by the date specified in

the request, the valuation may be made on
any

basis

and

assumptions

which

the

Approved

Broker

or

the

Majority

Lenders

(or

the

expert
appointed by them) consider prudent.
15.7 Payment of valuation expenses
Without

prejudice

to

the

generality

of

the

Borrowers'

obligations

under

Clauses
20.2

(
Costs

of
negotiation, preparation etc .),
20.3

(
Costs of variations, amendments, enforcement etc .) and
21.2
( Miscellaneous indemnities
), the

Borrowers

shall, on

demand, pay

the Agent

the amount

of the

fees and expenses of the Approved

Broker instructed by the Agent

under this Clause and all legal
and other

expenses incurred

by any

Creditor Party

in connection

with any

matter

arising out

of
this Clause

(provided that

no more

than one

valuation per

Ship subject

to a

Mortgage

per year
and, if required by

the Agent pursuant to

Clause
15.3 (
Valuation of Ships
), one additional

valuation
per

such

Ship

per

year

shall

be

payable

by

the

Borrowers,

save

for

if

an

Event

of

Default

has
occurred which is

continuing in which

case the Borrower

s

shall be liable

to pay

for all

valuations
that

take

place

during

the

period

such

Event

of

Default

is

continuing)

and

all

legal

and

other
expenses incurred by any Creditor Party in connection with any matter arising out of this Clause.
15.8 Application of prepayment
Clause
8.11 (
Application of partial

prepayment
) shall apply

in relation to any

prepayment pursuant
to Clause
15.1

(
Security cover ).
16
PAYMENTS

AND CALCULATIONS

16.1 Currency and method of payments
All payments to

be made by the

Lenders or by

any Borrower

under a Finance Document

shall be
made to the Agent or to the Security Trustee, in the case of an amount payable to it:
(a) by not later than 11.00 a.m. (New York City time) on the due date;
(b)
in same day

Dollar funds

settled through the

New York Clearing House

Interbank Payments System
(or in

such other

Dollar funds

and/or settled

in such

other manner

as the

Agent shall

specify as
being

customary

at

the

time

for

the

settlement

of

international

transactions

of

the

type
contemplated by this Agreement);

(c)
in the case of

an amount payable

by a Lender to

the Agent or

by a Borrower

to the Agent or

any
Lender, to such account as the Agent

may from time to time

notify to the

Borrowers and the other
Creditor Parties; and

(d)
in the case of

an amount payable to

the Security Trustee,

to such account as

it may from

time to
time notify to the Borrowers and the other Creditor Parties.
16.2 Payment on non-Business Day
If any

payment

by any

Borrower

under a

Finance Document

would otherwise

fall

due on

a day
which is not a Business Day:
(a) the due date shall be extended to the next succeeding Business Day; or
(b)
if the next succeeding

Business Day falls in

the next calendar

Month, the due

date shall be brought
forward to the immediately preceding Business Day,
and interest shall be payable during any extension under paragraph
(a)

at the rate payable on the
original due date.

16.3 Basis for calculation of periodic payments
All interest and commitment fee and any other payments under any Finance

Document which are
of an annual

or periodic nature

shall accrue from

day to day

and shall be

calculated on the

basis
of the actual number of days elapsed and a 360 day year.
16.4 Distribution of payments to Creditor Parties
Subject to

Clauses
16.5

(
Permitted

deductions by

Agent
),
16.6

(
Agent only

obliged to

pay when
monies received ) and
16.7

(
Refund to Agent of monies not received ):
(a)
any amount received

by the Agent under

a Finance Document for

distribution or remittance

to a
Lender, the Swap Bank or

the Security

Trustee shall be made

available by the Agent

to that Lender,
the Swap

Bank or,

as the

case may

be, the

Security Trustee

by payment,

with funds

having the
same value

as the funds

received, to

such account as

the Lender,

the Swap

Bank or the

Security
Trustee may

have notified to the Agent not less than five Business Days previously; and
(b)
amounts to be applied in satisfying amounts

of a particular category which are due

to the Lenders
and/or the

Swap Bank

generally shall

be distributed

by the

Agent to

each Lender

and the

Swap
Bank pro rata to the amount in that category which is due to it.
16.5 Permitted deductions by Agent
Notwithstanding any other

provision of this

Agreement or any

other Finance

Document, the Agent
may, before making an amount available to a Lender or the

Swap Bank, deduct and

withhold from
that amount

any sum which

is then due

and payable to

the Agent from

that Lender or

the Swap
Bank under any Finance Document

or any sum which the

Agent is then entitled under

any Finance
Document to require that Lender or the Swap Bank to pay on demand.
16.6 Agent only obliged to pay when monies received
Notwithstanding any other

provision of this

Agreement or any

other Finance

Document, the Agent
shall not be obliged

to make

available to

any Borrower or

any Lender or the

Swap Bank any

sum
which the

Agent

is expecting

to

receive

for

remittance

or

distribution to

that Borrower

or

that
Lender or the Swap Bank until the Agent has satisfied itself that it has received that sum.
16.7 Refund to Agent of monies not received
If and to the extent

that the Agent makes

available a sum to

a Borrower or a Lender or

the Swap
Bank, without first having received that sum, that Borrower or (as the case may be) the Lender or the Swap Bank concerned shall, on demand:
(a)
refund the sum in full to the Agent; and

(b)
pay to

the Agent

the amount

(as certified

by the

Agent) which

will indemnify

the Agent

against
any funding or other loss, liability or expense incurred by the Agent as a result of making the sum available before receiving it.

16.8 Agent may assume receipt
Clause
16.7

(
Refund to

Agent of

monies not received
) shall not

affect any

claim which the

Agent
has under

the law

of restitution,

and applies

irrespective of

whether the

Agent had

any form

of
notice that it had not received the sum which it made available.
16.9 Creditor Party accounts
Each

Creditor Party

shall maintain

accounts showing

the amounts

owing to

it by

the Borrowers
and

each

Security

Party

under

the

Finance

Documents

and

all

payments

in

respect

of

those
amounts made by the Borrowers and any Security Party.
16.10 Agent's memorandum account
The Agent shall maintain a memorandum account showing the amounts advanced by the Lenders
and all other sums owing to the Agent, the Security Trustee

and each Lender from the Borrowers
and

each

Security

Party

under

the

Finance

Documents

and

all

payments

in

respect

of

those
amounts made by the Borrowers and any Security Party.
16.11 Accounts prima facie evidence
If

any

accounts

maintained

under

Clauses
16.9

(
Creditor

Party

accounts
)

and
16.10

(
Agent's
memorandum

account
)

show

an

amount

to

be

owing

by

a

Borrower

or

a

Security

Party

to

a
Creditor

Party,

those

accounts

shall

be

prima facie

evidence that

that

amount

is

owing

to

that
Creditor Party.
17
APPLICATION OF RECEIPTS

17.1 Normal order of application
Except

as

any

Finance

Document

may

otherwise

provide,

any

sums

which

are

received

or
recovered by any Creditor Party under or by virtue of any Finance Document shall be applied:
(a)
FIRST:

in

or

towards

satisfaction

of

any

amounts

then

due

and

payable

under

the

Finance
Documents in the following order and proportions:
(i)
first, in

or towards satisfaction

pro rata of

all amounts

then due

and payable

to the

Creditor
Parties under the Finance

Documents other than

those amounts referred to at

paragraphs
(ii)

and
(iii)

(including, but without limitation, all amounts payable by any Borrower under
Clauses
20

(
Fees and

expenses
),
21

(
Indemnities ) and
22

(
No set-off

or Tax

Deduction
) of
this

Agreement

or

by

any

Borrower

or

any

Security

Party

under

any

corresponding

or
similar provision in any other Finance Document);
(ii)
secondly,

in or towards satisfaction

pro rata of

any and all amounts of

interest or default
interest

payable

to

the

Creditor

Parties

under

the

Finance

Documents

(and,

for

this
purpose, the

expression "
interest
" shall

include any

net amount

which a

Borrower shall
have

become

liable

to

pay

or

deliver

under

section

2(e)

(
Obligations
)

of

the

Master
Agreement

but

shall

have

failed

to

pay

or

deliver

to

the

Swap

Bank

at

the

time

of
application or distribution under this Clause
17

(
Application of receipts )); and

(iii)
thirdly, in or towards

satisfaction pro rata of the Loan and the Swap Exposure (in the case of the latter, calculated as at the actual Early Termination Date applying to each particular
Designated

Transaction,

or

if

no

such

Early

Termination

Date

shall

have

occurred,
calculated

as

if

an

Early

Termination

Date

occurred

on

the

date

of

application

or
distribution hereunder);
(b)
SECONDLY:

in retention of

an amount equal

to any amount

not then due and

payable under any
Finance Document but which the

Agent, by notice to

the Borrowers, the

Security Parties and the
other Creditor Parties,

states in its

opinion will

either or

may become due

and payable in

the future
and,

upon

those

amounts

becoming

due

and

payable,

in

or

towards

satisfaction

of

them

in
accordance with the provisions of Clause
17.1(a)

(
Normal order of application ); and
(c)
THIRDLY:

any surplus

shall be

paid to

the Borrowers or

to any

other person

appearing to

be entitled
to it.
17.2 Variation of order of application
The Agent

may,

with the

authorisation of the

Majority Lenders

and the

Swap Bank,

by notice

to
the Borrowers, the Security

Parties and the other Creditor

Parties provide for

a different manner
of application from that

set out in

Clause
17.1 (
Application of receipts
) either as

regards a specified
sum or sums or as regards sums in a specified category or categories.
17.3 Notice of variation of order of application
The Agent may

give notices

under Clause
17.2 (
Variation of order

of application
) from time

to time;
and such a notice may be stated to apply not only to sums which may be received or recovered in the future, but

also to any

sum which

has been

received or recovered

on or after

the third Business
Day before the date on which the notice is served.

17.4 Appropriation rights overridden
This Clause
17

(
Application of

receipts
) and

any notice

which the

Agent gives

under Clause
17.2
(
Variation

of

order

of

application
)

shall

override

any

right

of

appropriation

possessed,

and

any
appropriation made, by any Borrower or any Security Party.
18 APPLICATION OF EARNINGS
18.1
Payment of Earnings

Each Borrower undertakes with

each Creditor Party to

ensure that, throughout

the Security

Period
(and subject only to the provisions of the General Assignments) all Earnings of the Ship owned by it

(including

but

not

limited

to

any

sale

and/or

insurance

proceeds)

are

paid

to

the

Earnings
Account for that Ship.
18.2 Location of accounts
Each Borrower shall promptly:

(a)
comply with any requirement

of the Agent as

to the location or

re location of its

Earnings Account;
and
(b)
execute any

documents which the Agent

specifies to create

or maintain in

favour of the

Security
Trustee

a Security Interest

over (and/or

rights of set-off,

consolidation or other

rights in relation
to) its Earnings Account.
18.3 Debits for expenses etc.
The

Agent

shall

be

entitled

(but

not

obliged)

from

time

to

time

to

debit

any

Earnings

Account
without prior notice in order

to discharge any

amount due and payable

under Clause
20

or
21

to
a Creditor

Party or

payment of

which any

Creditor Party

has become

entitled to

demand under
Clause
20

(
Fees and expenses ) or
21

(
Indemnities ).
18.4
Borrowers'

obligations unaffected
The provisions of this Clause
18

(
Application of Earnings ) do not affect:
(a) the liability of the Borrowers to make payments of principal and interest on the due dates; or
(b)
any

other

liability

or

obligation

of

the

Borrowers

or

any

Security

Party

under

any

Finance
Document.

18.5 Earnings Accounts balances
Subject

to

the

other

terms

of

this

Agreement

(including,

without

limitation,

the

terms

of

this
Clause
18

(
Application of Earnings
)), the monies on the Earnings

Account shall be freely available
to the Borrowers to be used in

accordance with and in compliance with the terms and conditions of this

Agreement subject

to no

Event of Default

having occurred

which is

continuing and

the Agent
having given notice

to the Borrowers

that such monies shall

not be freely

available as a

result of
such Event of Default.
19
EVENTS OF DEFAULT

19.1 Events of Default
An Event of Default occurs if:
(a)
any Borrower

or any

Security Party

fails to

pay when

due or

(if so

payable) on

demand any

sum
payable under a Finance Document or under any document relating to a Finance Document; or
(b)
any

breach

occurs

of

Clauses
9.2

(
Waiver

of

conditions precedent
),
10.17

(
No

immunity
),
10.18
( Sanctions ),
11.2 (
Title; negative

pledge
),
11.3 (
No disposal

of assets
),
11.9 (
Consents ),
11.18 (
Know
your

customer
),

11.20

(
Bribery

and

anti-corruption

laws
),
11.21

(
Sanctions
),

11.22

(
Use

of
proceeds ),
12.2

(
Maintenance

of

status)
,
12.3

(
Negative

undertakings
),
13.2

(
Maintenance

of
obligatory

insurances
),
13.3

(
Terms

of

obligatory

insurances
),
15.1

(
Minimum

required

security
cover ),
15.2

(
Provision

of

additional

security;

prepayment
)

and

12.4

(
Compliance

Check)

of

the
Corporate Guarantee; or

(c)
any breach by any

Borrower or any Security Party occurs

of any provision of a

Finance Document
(other

than

a

breach

covered

by

paragraphs
(a)

or
(b)
)

which,

in

the

opinion

of

the

Majority
Lenders,

is

capable

of

remedy,

and

such

default

continues

un-remedied

ten

days

after

written
notice from the Agent requesting action to remedy the same; or
(d)
(subject

to

any

applicable

grace

period

specified

in

the

Finance

Document)

any

breach

by

any
Borrower or any

Security Party

occurs of any

provision of

a Finance

Document (other

than a

breach
falling within paragraphs
(a)
,
(b)

or
(c)
); or
(e) any representation, warranty or statement made or repeated by, or by an officer of, the Borrower
or

a

Security

Party

in

a

Finance

Document

or

in

a

Drawdown

Notice

or

any

other

notice

or
document relating

to a

Finance Document is

materially untrue

or misleading

when it

is made or
repeated; or
(f)
any of the

following occurs in

relation to any

Financial Indebtedness of a Relevant

Person (in

the
case

of

all

Relevant

Persons

(taken

as

a

whole)

exceeding

in

aggregate

$10,000,000

(or

the
equivalent in any other currency)

at any relevant time
Provided that

in the case of

each Borrower,
individually,

any

Financial

Indebtedness

exceeding

$500,000

(or

the

equivalent

in

any

other
currency)):
(i) any Financial Indebtedness of a Relevant Person is not paid when due; or
(ii)
any Financial Indebtedness of

a Relevant Person

becomes due and payable

or capable of
being declared due and payable prior to

its stated maturity date as a consequence of

any
event of default; or
(iii)
a

lease,

hire

purchase

agreement

or

charter

creating

any

Financial

Indebtedness

of

a
Relevant

Person

is

terminated

by

the

lessor

or

owner

or

becomes

capable

of

being
terminated as a consequence of any termination event; or
(iv)
any overdraft,

loan, note issuance,

acceptance credit, letter

of credit, guarantee,

foreign
exchange or other facility, or any swap or

other derivative contract or transaction,

relating
to

any

Financial

Indebtedness

of

a

Relevant

Person

ceases

to

be

available

or

becomes
capable of being terminated as

a result of any event

of default, or cash cover

is required,
or becomes capable of being required, in respect of such a facility as a result of any event of default; or
(v)
any Security

Interest

securing any

Financial Indebtedness

of a

Relevant Person

becomes
enforceable; or
(g) any of the following occurs in relation to a Relevant Person:
(i)
a Relevant Person becomes, in

the opinion of

the Majority Lenders,

unable to pay its

debts
as they fall due; or
(ii)
any assets of a Relevant

Person are subject to

any form of execution,

attachment, arrest,
sequestration or

distress in

respect of

a sum

of,

or sums

exceeding, in

aggregate,

in the
case of all

Relevant Persons (taken as a whole)

$10,000,000 (or the

equivalent in any other
currency) at

any relevant

time

Provided that

in the case

of each

Borrower,

individually,

any
sum

of,

or

sums

exceeding,

in

aggregate

$500,000

(or

the

equivalent

in

any

other
currency);
(iii)
any administrative or other receiver is appointed over any asset of a Relevant Person;

or
(iv)
an administrator is appointed (whether

by the court or

otherwise) in respect

of a Relevant
Person; or
(v)
any formal declaration of

bankruptcy or any

formal statement to the

effect that a

Relevant
Person is

insolvent or

likely to

become insolvent

is made by

a Relevant

Person or

by the
directors

of a

Relevant

Person

or,

in any

proceedings, by

a lawyer

acting for

a Relevant
Person; or

(vi) a provisional liquidator is appointed in respect of a Relevant Person, a winding up order is made in relation

to a Relevant

Person or

a winding up resolution

is passed by a

Relevant
Person; or

(vii) a resolution is passed, an administration notice is given or filed, an application or petition to a court is made or presented

or any other step is

taken by (aa) a

Relevant Person, (bb)
the members

or directors

of a

Relevant Person,

(cc) a

holder of

Security Interests

which
together

relate

to

all

or

substantially

all

of

the

assets

of

a

Relevant

Person,

or

(dd)

a
government

minister

or

public or

regulatory

authority

of

a Pertinent

Jurisdiction for

or
with a view to the winding up of that or another Relevant Person or the appointment of a provisional

liquidator or

administrator

in respect

of that

or another

Relevant

Person,

or
that or another

Relevant Person

ceasing or suspending business

operations or

payments
to

creditors,

save

that

this paragraph

does

not

apply to

a

fully

solvent

winding up

of

a
Relevant Person

other than a

Borrower or

the Corporate

Guarantor which

is, or is

to be,
effected

for the

purposes of

an amalgamation

or reconstruction

previously approved

by
the Majority Lenders and effected

not later

than three months after the commencement
of the winding up; or
(viii)
an administration

notice is given

or filed, an

application or petition

to a court

is made or
presented or any

other step is

taken by a

creditor of a

Relevant Person (other than

a holder
of

Security

Interests

which

together

relate

to

all

or

substantially

all

of

the

assets

of

a
Relevant

Person)

for

the

winding

up

of

a

Relevant

Person

or

the

appointment

of

a
provisional

liquidator

or

administrator

in

respect

of

a

Relevant

Person

in

any

Pertinent
Jurisdiction, unless

the proposed

winding up,

appointment of

a provisional

liquidator or
administration is being

contested in good

faith, on substantial grounds

and not

with a

view
to some

other insolvency

law procedure

being implemented

instead and

either (aa)

the
application

or

petition

is

dismissed

or

withdrawn

within

30

days

of

being

made

or
presented, or (bb) within 30

days of the administration

notice being given or filed, or the
other relevant steps being taken, other action is taken which will ensure that there will be
no

administration

and

(in both

cases

(aa) or

(bb))

the

Relevant

Person

will

continue

to
carry on business in the ordinary way and without being

the subject of any actual, interim
or pending insolvency law procedure; or
(ix)
a

Relevant

Person

or

its

directors

take

any

steps

(whether

by

making

or

presenting

an
application or

petition to

a court,

or submitting

or presenting

a document

setting out

a
proposal or proposed terms, or otherwise) with

a view to obtaining, in relation

to that or

another Relevant

Person,

any

form of

moratorium,

suspension or

deferral

of payments,
reorganisation of debt

(or certain

debt) or

arrangement with all

or a

substantial proportion
(by

number

or

value)

of

creditors

or

of

any

class

of

them

or

any

such

moratorium,
suspension or

deferral

of payments,

reorganisation

or arrangement

is effected

by court
order,

by the filing of documents with a court, by means of a contract or in any other way at all; or
(x)
any

meeting

of

the

members

or

directors,

or

of

any

committee

of

the

board

or

senior
management, of a Relevant Person is held or summoned for the purpose of considering a resolution or

proposal to

authorise or

take

any action

of a

type described

in paragraphs
(iv)

to
(ix)

or a

step preparatory

to such

action, or

(with or

without such

a meeting)

the
members,

directors

or

such

a

committee

resolve

or

agree

that

such

an

action

or

step
should be taken or

should be taken if

certain conditions materialise or fail

to materialise;
or
(xi)
in

a

country

other

than

England,

any

event

occurs,

any

proceedings

are

opened

or
commenced or any step is taken which, in the

opinion of the Majority

Lenders is similar to
any of the foregoing; or
(h)
any Borrower

ceases or

suspends carrying

on its

business or

a part

of its

business which,

in the
opinion of the Majority Lenders, is material in the context of this Agreement; or
(i) it becomes unlawful in any Pertinent Jurisdiction or impossible:
(i)
for any Borrower,

the Corporate Guarantor or any Security Party to discharge

any liability
under

a

Finance

Document

or

to

comply

with

any

other

obligation

which

the

Majority
Lenders consider material under a Finance Document;
(ii)
for the

Agent, the Security

Trustee,

the Lenders or

the Swap Bank

to exercise

or enforce
any right under, or to

enforce any Security Interest created by,

a Finance Document; or
(j) any official consent necessary to enable any Borrower to own, operate or charter the Ship owned by

it

or

to

enable

any

Borrower

or

any

Security Party

to

comply

with

any

provision

which

the
Majority Lenders consider

material of

a Finance Document

is not granted,

expires without

being
renewed,

is

revoked

or

becomes

liable to

revocation

or

any

condition

of

such a

consent

is

not
fulfilled; or

(k)
it

appears

to

the

Majority Lenders

that,

without

their

prior

consent,

a

change

has

occurred

or
probably has occurred after the date of this Agreement in the ownership of any of the shares in a
Borrower or the Approved Manager; or
(l)
any provision which the

Majority Lenders consider

material of a Finance

Document proves to have
been or becomes invalid

or unenforceable, or a

Security Interest created

by a Finance Document
proves

to

have

been or

becomes invalid

or unenforceable

or such

a Security

Interest

proves

to
have ranked

after,

or loses its priority to,

another Security Interest or

any other third party

claim
or interest; or
(m) the security constituted by a Finance Document is in any way imperilled or in jeopardy; or

(n)
without the prior consent

of the Lenders, the

shares of the Corporate Guarantor cease

to be listed
on the New York Stock Exchange; or
(o) an Event of Default (as defined in section 14 of the Master Agreement) occurs; or
(p)
the Master

Agreement

is terminated,

cancelled, suspended,

rescinded or

revoked

or otherwise
ceases to remain in full force and effect for any reason except with the consent of the Swap Bank;
or
(q) any other event occurs or any other circumstances arise or develop including, without limitation:
(i) a change in the financial position, state of affairs or prospects of any Relevant Person; or
(ii)
any

accident

or

other

event

involving

any

Ship

or

another

vessel

owned,

chartered

or
operated by a Relevant Person,
in the light

of which the

Majority Lenders consider

that there is a

significant risk that

any Borrower
or Corporate Guarantor is,

or will later

become, unable

to discharge its

liabilities under

the Finance
Documents as they fall due.
19.2 Actions following an Event of Default
On, or at any time after, the occurrence of an Event

of Default:
(a)
the Agent may,

and if so instructed by the Majority Lenders, the Agent shall:
(i)
serve on

the Borrowers

a notice

stating

that all

or part

of the

Commitments and

of the
other obligations

of each

Lender to

the Borrowers

under this

Agreement

are cancelled;
and/or
(ii)
serve on the Borrowers a notice stating

that all or part of the Loan together with accrued
interest

and all

other amounts

accrued or

owing under

this Agreement

are immediately
due and payable or are due and payable on demand; and/or
(iii)
take any other action which, as a result of the Event of Default or any notice served under
paragraph
(i)

or
(ii)
, the Agent and/or

the Lenders are

entitled to take

under any Finance
Document or any applicable law; and/or
(b)
the Security

Trustee

may,

and if

so instructed

by the Agent,

acting with the

authorisation of

the
Majority

Lenders,

the

Security

Trustee

shall

take

any

action

which,

as

a

result

of

the

Event

of
Default or any

notice served under paragraph
(a)
(i)

or
(ii)
, the Security Trustee,

the Agent and/or
the

Lenders

and/or

the

Swap

Bank

are

entitled

to

take

under

any

Finance

Document

or

any
applicable law.
19.3 Termination of Commitments
On

the

service

of

a

notice

under

Clause
19.2(a)(i)

(
Actions

following

an

Event

of

Default
),

the
Commitments and

all other

obligations

of each

Lender to

the Borrowers

under this

Agreement
shall be cancelled.

19.4 Acceleration of Loan
On the service of a notice

under Clause
19.2(a)(ii)

(
Actions

following an Event of Default
), all or, as
the case may be, the

part of the Loan

specified in the notice

together with accrued interest and all
other amounts accrued or owing from the Borrowers

or any Security Party under this Agreement
and every other

Finance Document shall

become immediately due

and payable or, as the

case may
be, payable on demand.
19.5 Multiple notices; action without notice
The Agent

may serve

notices under

Clauses
19.2(a)(i)

and
(ii) (
Actions following

an Event of

Default
)
simultaneously

or

on

different

dates

and

it

and/or

the

Security

Trustee

may

take

any

action
referred

to

in Clause
19.2

(
Actions

following

an Event

of Default
) if

no such

notice

is served

or
simultaneously with or at any time after the service of both or either of such notices.
19.6 Notification of Creditor Parties and Security Parties
The Agent shall send to each Lender, the Swap Bank, the Security Trustee and each Security Party
a

copy

or

the

text

of

any

notice

which

the

Agent

serves

on

the

Borrowers

under

Clause
19.2
( Actions following an Event of Default ); but the notice shall become effective when it is served on the Borrowers, and no failure or delay by the Agent to send a copy or the text of the notice to any
other person

shall invalidate

the notice

or provide

any Borrower

or any

Security Party

with any
form of claim or defence.
19.7 Creditor Party's rights unimpaired
Nothing in

this Clause

shall be

taken to impair

or restrict

the exercise of

any right given

to individual
Lenders or

the Swap

Bank under a

Finance Document or

the general

law; and,

in particular,

this
Clause is without prejudice to Clause
3.1

(
Interest of Lenders and Swap Bank several
).

19.8 Exclusion of Creditor Party liability
No Creditor Party,

and no receiver or

manager appointed by

the Security Trustee,

shall have any
liability to a Borrower or a Security Party:
(a)
for any

loss caused by

an exercise

of rights

under,

or enforcement

of a Security

Interest

created
by,

a Finance

Document or

by any

failure

or delay

to exercise

such a

right or

to enforce

such a
Security Interest; or
(b)
as mortgagee

in possession or

otherwise, for

any income

or principal

amount which might

have
been

produced

by

or

realised

from

any

asset

comprised

in

such

a

Security

Interest

or

for

any
reduction (however caused) in the value of such an asset,
except that this does not exempt a Creditor Party or a receiver or manager from liability for losses
shown to have been directly

and mainly caused

by the dishonesty or

the wilful misconduct

of such
Creditor Party's own officers and employees

or (as the case may be) such receiver's

or manager's
own partners or employees and any other member of the Group.

19.9 Relevant Persons
In

this

Clause
19

(
Events

of

Default
),

a

"
Relevant

Person
"

means

a

Borrower,

the

Corporate
Guarantor or a Security Party,

and any company which is a subsidiary of the Corporate Guarantor
or

a

Security

Party

and

any

other

member

of

the

Group

but

excluding

any

company

which

is
dormant and the value of whose gross assets is $50,000 or less.
19.10 Interpretation
In

Clause
19.1(f)

(
Events

of

Default
),

references

to

an

event

of

default

or

a

termination

event
include

any

event,

howsoever

described,

which

is

similar

to

an

event

of

default

in

a

facility
agreement

or

a

termination

event

in

a

finance

lease; and

in

Clause
19.1(g)

(
Events

of

Default
),
" petition " includes an application.
19.11 Position of Swap Bank
Neither the Agent

nor the Security

Trustee

shall be obliged,

in connection with

any action

taken
or proposed to

be taken

under or pursuant to

the foregoing provisions

of this Clause
19
, to have
any regard to the

requirements of the Swap Bank except

to the extent that the Swap

Bank is also
a Lender.
20
FEES AND EXPENSES

20.1 Fees
The Borrowers shall pay to the Agent:
(a)
on the

date of

this Agreement,

a non-refundable

arrangement fee

computed at

the rate

of 0.75
per

cent.

of

the

Total

Commitments

for

distribution

among

the

Lenders

pro

rata

to

their
Commitments.

(b)
a commitment fee

at a rate

equal to

35 per

cent.

of the

Margin per annum

on the

undrawn amount
of the Total

Commitments from time to time. The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the relevant Availability Period, on the last day of the

relevant Availability Period and, if cancelled, on the

cancelled amount of the
relevant Lender's Commitment at the time the cancellation is effective.
20.2 Costs of negotiation, preparation etc.
The Borrowers

shall pay

to the Agent

on its

demand the amount

of all expenses

incurred by

the
Agent

or

the

Security

Trustee

in

connection

with

the

negotiation,

preparation,

execution

or
registration

of

any

Finance

Document

or

any

related

document

or

with

any

transaction
contemplated by a Finance Document or a related document.
20.3 Costs of variations, amendments, enforcement etc.
The Borrowers shall

pay to the

Agent, on the

Agent's demand, for

the account of

the Creditor Party
concerned, the amount of all expenses incurred by a Creditor Party in connection with:

(a)
any

amendment

or

supplement

to

a

Finance

Document

(required

for

the

continuation

of

the
availability of the Loan or

as contemplated under Clause
27.4

(
Changes to reference rates )), or any
proposal for such an amendment to be made;

(b)
any consent or waiver

by the Lenders, the Swap

Bank, the Majority Lenders or the Creditor

Party
concerned under or in connection with a Finance Document, or any request for such a consent or waiver;
(c)
the valuation

of any

security provided

or offered

under Clause
15

(
Security Cover
) or

any other
matter relating to such security; or
(d)
where

the

Security

Trustee,

in

its

absolute

opinion,

considers

that

there

has

been

a

material
change to the

insurances in respect

of a Ship,

the review of

the insurances of

that Ship pursuant
to Clause
13.18

(
Review of insurance requirements ); and
(e)
any step

taken by

the Creditor

party concerned or

the Swap

Bank with a

view to

the protection,
exercise or enforcement of any right

or Security Interest created

by a Finance

Document or for

any
similar purpose.
There shall be

recoverable under paragraph
(d)

the full amount of

all legal expenses,

whether or
not such as would be allowed under rules of court or any taxation or other procedure carried out
under such rules.
20.4 Extraordinary management time
The Borrowers

shall pay

to the

Agent on

its demand compensation

in respect

of the

reasonable
and documented

amount of

time which

the management

of either

Servicing Bank

has spent

in
connection with a matter covered

by Clause
20.3

(
Costs of variations, amendments, enforcement
etc.
) and which exceeds

the amount of time

which would ordinarily be spent

in the performance
of the relevant Servicing Bank's routine functions.

Any such compensation shall be based on such
reasonable daily or hourly rates as

the Agent may notify to the

Borrowers and is in addition to any
fee paid or payable to the relevant Servicing Bank.
20.5 Documentary taxes
The Borrowers

shall promptly pay

any tax

payable on or

by reference

to any

Finance Document,
and shall,

on the

Agent's demand,

fully indemnify

each Creditor

Party against any

claims, expenses,
liabilities and losses resulting from any failure or delay by the Borrowers to pay such a tax.
20.6 Financial Services Authority fees
The

Borrowers

shall

pay

to

the

Agent,

on

the

Agent's

demand,

for

the

account

of

the

Lender
concerned the amounts

which the Agent

from time to

time notifies the Borrowers

that a Lender
has notified

the Agent

to be

necessary to

compensate it

for the cost

attributable to its

Contribution
resulting from the

imposition from time

to time under

or pursuant to

the Bank

of England

Act 1998
and/or by the

Bank of

England and/or

by the

Financial Services

Authority (or

other United

Kingdom
governmental

authorities

or

agencies)

of

a

requirement

to

pay

fees

to

the

Financial

Services
Authority calculated by reference to liabilities used to fund its Contribution.

20.7 Certification of amounts
A notice which is signed by two officers of

a Creditor Party,

which states that a specified amount,
or

aggregate

amount,

is

due

to

that

Creditor

Party

under

this

Clause
20

and

which

indicates
(without necessarily

specifying a

detailed breakdown) the

matters in respect of

which the amount,
or aggregate amount, is due shall be prima facie evidence that the amount,

or aggregate amount,
is due.
21
INDEMNITIES

21.1 Indemnities regarding borrowing and repayment of Loan
The Borrowers

shall fully

indemnify the

Agent and

each Lender

on the

Agent's demand

and the
Security Trustee

on its

demand in respect

of all

claims, expenses,

liabilities and losses

which are
made or

brought against or

incurred by

that Creditor

Party, or which

that Creditor

Party reasonably
and with due diligence estimates that it will incur, as a result of or in connection with:
(a)
the Loan not being borrowed on the date

specified in the Drawdown Notice for any

reason other
than a default by the Lender claiming the indemnity;

(b)
the receipt or recovery of all or

any part of the Loan

or an overdue sum otherwise than

on the last
day of an Interest Period or other relevant period;
(c)
any failure (for

whatever reason) by the Borrowers

to make payment of

any amount due under a
Finance Document on

the due date or, if so

payable, on demand (after giving

credit for any default
interest paid by the Borrowers

on the amount

concerned under Clause
5.3

(
Default Interest )) ; and
(d)
the occurrence

of an

Event of

Default or

a Potential

Event

of Default

and/or the

acceleration of
repayment of the Loan under Clause
19

(
Events of Default ),
and in respect of

any tax (other than tax

on its overall net income

or a FATCA Deduction) for which
a

Creditor

Party

is liable

in connection

with any

amount paid

or

payable

to

that

Creditor

Party
(whether for its own account or otherwise) under any Finance Document.
21.2 Miscellaneous indemnities
The Borrowers

shall fully indemnify each

Creditor Party

severally on

their respective demands in
respect

of

all

claims,

expenses,

liabilities

and

losses which

may

be made

or

brought

against

or
incurred by a Creditor Party,

in any country, as a result of or in connection with:
(a)
any action

taken,

or omitted

or neglected

to be

taken,

under or

in connection

with any

Finance
Document

by

the

Agent,

the

Security

Trustee

or

any

other

Creditor

Party

or

by

any

receiver
appointed under a Finance Document; or
(b)
any civil penalty or fine against, and

all reasonable costs and expenses (including reasonable fees of counsel and

disbursements) incurred in

connection with or the

defence thereof

by,

the Agent
or

any

other

Creditor

Party

as

a

result

of

conduct

of

any

Borrower

or

any

of

their

partners,
directors, officers, employees, agents or advisors, that violates any Sanctions;

or

(c) any other Pertinent Matter,
other

than

claims,

expenses,

liabilities

and

losses

which

are

shown

to

have

been

directly

and
mainly caused by the dishonesty or wilful misconduct of the officers or employees of the Creditor
Party concerned.
Without prejudice to its

generality, this Clause
21.2 (
Miscellaneous indemnities ) covers any claims,
expenses, liabilities

and losses which

arise, or are

asserted, under or

in connection with

any law
relating to safety at sea, the ISM Code, the ISPS Code or any Environmental Law or any Sanctions.
21.3 Environmental Indemnity
Without

prejudice

to

its

generality,

Clause
21.2

(
Miscellaneous

indemnities
)

covers

any

claims,
demands,

proceedings,

liabilities,

taxes,

losses

or

expenses

of

every

kind

which

arise,

or

are
asserted, under or in connection with any law relating to safety at sea, pollution or the protection
of the environment, the ISM Code or the ISPS Code.
21.4 Currency indemnity
If

any

sum

due

from

any

Borrower

or

any

Security

Party

to

a

Creditor

Party

under

a

Finance
Document or

under any

order or

judgment relating

to a

Finance Document

has to

be converted
from

the

currency

in

which

the

Finance

Document

provided

for

the

sum

to

be

paid

(the
"Contractual Currency") into another currency (the "Payment Currency") for the purpose of:
(a)
making or

lodging any

claim or

proof against

any Borrower

or any

Security Party,

whether in

its
liquidation, any arrangement involving it or otherwise; or
(b) obtaining an order or judgment from any court or other tribunal; or
(c) enforcing any such order or judgment,
the

Borrowers

shall

indemnify

the

Creditor

Party

concerned

against

the

loss

arising

when

the
amount of the payment actually received by

that Creditor Party is converted

at the available rate
of exchange into the Contractual Currency.
In this Clause
21.4

(
Currency indemnity ), the " available rate of exchange
" means the rate at

which
the Creditor Party concerned is

able at the opening

of business (London

time) on the Business

Day
after

it

receives

the

sum

concerned

to

purchase

the

Contractual

Currency

with

the

Payment
Currency.
This Clause
21.4

(
Currency indemnity )creates a separate liability of the Borrowers which is distinct from

their other

liabilities under

the Finance

Documents and

which shall

not be

merged

in any
judgment or order relating to those other liabilities.
21.5 Application to Master Agreement
For

the avoidance

of doubt,

Clause
21.4

(
Currency indemnity
)does not

apply in

respect of

sums
due from the Borrowers

to the Swap Bank under or

in connection with the Master Agreement

as

to which

sums the

provisions of

section 8 (
Contractual Currency
) of

the Master

Agreement shall
apply.
21.6 Mandatory Cost
Each Borrower

shall, on

demand by

the Agent,

pay to

the Agent

for the

account of

the relevant
Lender,

such

amount

which

any

Lender

certifies

in

a

notice

to

the

Agent

to

be

its

good

faith
determination of the amount necessary to compensate it for complying with:
(a)
in the case

of a Lender

lending from a

Facility Office in

a Participating Member

State, the minimum
reserve requirements (or other

requirements having the same

or similar purpose)

of the European
Central Bank (or any other

authority or agency which

replaces all or any of

its functions) in respect
of loans made from that Facility Office; and
(b)
in the case of

any Lender lending from

a Facility Office in

the United Kingdom, any

reserve asset,
special

deposit

or

liquidity

requirements

(or

other

requirements

having

the

same

or

similar
purpose) of the

Bank of England

(or any

other governmental

authority or agency)

and/or paying
any

fees

to

the Financial

Conduct Authority

and/or the

Prudential

Regulation

Authority (or

any
other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender's participation in the Loan.
21.7 Certification of amounts
A notice which is signed by two officers of

a Creditor Party,

which states that a specified amount,
or

aggregate

amount,

is

due

to

that

Creditor

Party

under

this

Clause
21

and

which

indicates
(without necessarily

specifying a

detailed breakdown) the

matters in respect of

which the amount,
or aggregate amount, is due shall be prima facie evidence that the amount,

or aggregate amount,
is due.
21.8 Sums deemed due to a Lender
For the purposes of this Clause
21

(
Indemnities
), a sum payable by the Borrowers

to the Agent or
the Security Trustee for distribution to a Lender shall be treated as a sum due to that Lender.
22
NO SET-OFF OR TAX

DEDUCTION

22.1 No deductions
All amounts due from the Borrowers under a Finance Document shall be paid:
(a) without any form of set off, cross-claim or condition; and
(b) free and clear of any tax deduction except a tax deduction which a Borrower is required by law to make.
22.2 Grossing-up for taxes
If a Borrower is required by law to make a tax deduction from any payment:

(a) that Borrower shall notify the Agent as soon as it becomes aware of the requirement;
(b)
that Borrower

shall pay

the tax

deducted to

the appropriate taxation

authority promptly,

and in
any event before any fine or penalty arises; and
(c)
the amount due in respect of the

payment shall be increased by the

amount necessary to ensure
that each Creditor Party receives and retains (free from any liability relating to the tax deduction)
a net amount which, after the tax deduction, is equal to the full amount which it would otherwise
have received.
22.3 Evidence of payment of taxes
Within one

month after

making any

tax

deduction, the

Borrower concerned

shall deliver

to the
Agent

documentary

evidence

satisfactory

to

the

Agent

that

the

tax

had

been

paid

to

the
appropriate taxation authority.
22.4 Exclusion of tax on overall net income
In

this

Clause
22

(
No

set-off

or

Tax

Deduction
)

"
tax

deduction
"

means

any

deduction

or
withholding for or on account of any present or future tax except tax on a Creditor Party's overall
net income, other than a FATCA

Deduction.
22.5 Application to Master Agreement
For the

avoidance of doubt,

Clause
22

(
No set-off

or Tax

Deduction
) does not

apply in respect

of
sums

due

from

the

Borrowers

to

the

Swap

Bank

under

or

in

connection

with

the

Master
Agreement as to

which sums the provisions of

section 2(d) (
Deduction or Withholding for Tax ) of
the Master Agreement shall apply.
22.6
FATCA

Information
(a) Subject to paragraph
(c)

below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i) confirm to that other Party whether it is:
(A)
a FATCA

Exempt Party; or
(B)
not a FATCA

Exempt Party; and
(ii)
supply to

that other

Party such

forms, documentation

and other

information relating

to
its status

under FATCA

as that

other Party

reasonably requests

for the

purposes of

that
other Party's compliance with FATCA;

and
(iii)
supply to

that other

Party such

forms, documentation

and other

information relating

to
its status

as that

other Party

reasonably requests

for the

purposes of

that other

Party's
compliance with any other law, regulation or exchange

of information regime.

(b) If a Party confirms to another Party pursuant to sub-paragraph
(i)

of paragraph
(a)

above that it is
a FATCA

Exempt

Party

and it

subsequently becomes

aware

that it

is not,

or has

ceased to

be a
FATCA

Exempt Party,

that Party shall notify that other Party reasonably promptly.
(c) Paragraph
(a)

above shall not

oblige any

Creditor Party

to do

anything and sub-paragraph
(iii)

of
paragraph
(a)

above shall

not oblige

any other

Party to

do anything

which would

or might

in its
reasonable opinion constitute a breach of:
(i) any law or regulation;
(ii) any fiduciary duty; or
(iii) any duty of confidentiality.
(d)
If

a

Party

fails

to

confirm

whether

or

not

it

is

a

FATCA

Exempt

Party

or

to

supply

forms,
documentation

or

other

information

requested

in

accordance

with

sub-paragraphs
(i)

or
(ii)

of
paragraph
(a)

above (including, for

the avoidance

of doubt,

where paragraph
(c)

above applies),
then such Party shall be treated for the purposes of the

Finance Documents (and payments under
them) as

if it

is not

a FATCA

Exempt Party

until such

time as

the Party

in question

provides the
requested confirmation, forms, documentation or other information.
(e)
If a Borrower is

a US Tax Obligor, or the Agent

reasonably believes that

its obligations under

FATCA
or any other applicable law

or regulation require it, each

Lender shall, within

ten Business Days of:
(i)
where a Borrower is a US Tax Obligor and the relevant Lender is a Lender as of the date of
this Agreement, the date of this Agreement;
(ii)
where a Borrower is a US Tax

Obligor on a date where a transfer

is effected under Clause
26.2

(
Transfer

by a

Lender
) and

the relevant

Lender is

a Transferee

Lender,

the relevant
date on which such transfer is effected under Clause
26.2

(
Transfer by a Lender ); or
(iii)
where a Borrower is not a US Tax Obligor,

the date of a request from the Agent,
supply to the Agent:
(iv)
a withholding certificate on Form W-8, Form W-9 or any other relevant form; or
(v)
any withholding statement or other

document, authorisation or waiver as the Agent may
require to certify or establish

the status of such Lender under

FATCA

or that other law or
regulation.
(f)
The

Agent

shall

provide

any

withholding

certificate,

withholding

statement,

document,
authorisation

or

waiver

it

receives

from

a

Lender

pursuant

to

paragraph
(e)

above

to

the
Borrowers.
(g)
If any withholding

certificate, withholding statement, document,

authorisation or

waiver provided
to the Agent by

a Lender pursuant to paragraph
(e)

above is or becomes materially

inaccurate or
incomplete, that

Lender shall

promptly update it

and provide

such updated

withholding certificate,
withholding statement,

document, authorisation or

waiver to

the Agent

unless it is

unlawful for

the Lender

to do

so (in

which case

the Lender

shall promptly

notify the

Agent).

The Agent

shall
provide

any

such

updated

withholding

certificate,

withholding

statement,

document,
authorisation or waiver to the Borrowers.
(h)
The

Agent

may

rely

on

any

withholding

certificate,

withholding

statement,

document,
authorisation or waiver

it receives from

a Lender pursuant to

paragraph
(e)

or
(g)

above without
further verification.

The Agent shall not be liable

for any action taken by it under or in connection
with paragraphs
(e)
,
(f)

or
(g)

above.
22.7
FATCA

Deduction
(a)
Each

Party

may

make

any FATCA

Deduction it

is required

to make

by FATCA,

and any

payment
required in connection with that FATCA

Deduction, and no Party shall be required to increase any
payment

in

respect

of

which

it

makes

such

a

FATCA

Deduction

or

otherwise

compensate

the
recipient of the payment for that FATCA

Deduction.
(b)
Each Party

shall promptly,

upon becoming

aware that

it must

make

a FATCA

Deduction (or

that
there is any change in the rate or the basis of such FATCA

Deduction), notify the Party to whom it
is making the

payment and, in

addition, shall notify each

Borrower and

the Agent and the

Agent
shall notify the other Creditor Parties.
23 ILLEGALITY AND SANCTIONS AFFECTING A LENDER
23.1 Illegality
This Clause
23

(
Illegality and Sanctions affecting a Lender ) applies if:
(a)

a Lender (the "
Notifying Lender ") notifies the Agent that it has become, or will with effect from a specified date, become:
(i)
unlawful or prohibited

as a result

of the introduction of

a new law,

an amendment to an
existing law or a change in the manner in which an existing law is or will be interpreted or
applied; or

(ii) contrary to, or inconsistent with, any regulation or Sanctions, for the Notifying Lender

to maintain or give

effect to

any of its

obligations under this Agreement
in the

manner contemplated

by this

Agreement or

to determine

or charge

interest

rates

based
upon Term SOFR;

and
(b)
without

prejudice

to

any

of

the

express

obligations

of

the

Security

Parties

under

the

Finance
Documents, in the opinion of a Lender acting reasonably anything whatsoever is done or omitted to be done

by a Security

Party which would

result in

that Lender

being in

breach of

or made

subject
to Sanctions,

or at risk of being in breach of or made subject to Sanctions.

23.2 Notification of illegality
The Agent shall promptly

notify the Borrowers, the

Security Parties, the Security Trustee

and the
other

Lenders

of

the

notice

under

Clause
23.1

(
Illegality
)

which

the

Agent

receives

from

the
Notifying Lender.
23.3 Prepayment; termination of Commitment
On the Agent

notifying the Borrowers

under Clause
23.2

(
Notification of illegality
), the

Notifying
Lender's

Commitment

shall

terminate;

and

thereupon

or,

if

later,

on

the

date

specified

in

the
Notifying Lender's

notice under

Clause
23.1

(
Illegality
)

as

the date

on

which

the notified

event
would

become

effective

the

Borrowers

shall

prepay

the

Notifying

Lender's

Contribution

in
accordance with Clause
8

(
Repayment and prepayment ).
23.4 Mitigation
If

circumstances

arise

which

would

result

in

a

notification

under

Clause
23.1

(
Illegality
)

then,
without

in

any

way

limiting the

rights

of

the

Notifying Lender

under

Clause
23.3

(
Prepayment;
termination of Commitment
), the Notifying Lender shall

use reasonable endeavours to transfer its
obligations,

liabilities

and

rights

under

this

Agreement

and

the

Finance

Documents

to

another
office or financial institution not affected

by the circumstances but the Notifying Lender shall not
be under any obligation to take any such action if,

in its opinion, to do would or might:
(a) have an adverse effect on its business, operations or financial condition; or
(b)
involve

it

in

any

activity

which

is

unlawful

or

prohibited

or

any

activity

that

is

contrary

to,

or
inconsistent with, any regulation; or
(c) involve it in any expense (unless indemnified to its satisfaction) or tax disadvantage.
24
INCREASED COSTS

24.1 Increased costs
This Clause
24

(
Increased costs
) applies if a

Lender (the "
Notifying Lender
") notifies the

Agent that
the Notifying Lender considers that as a result of:
(a)
the introduction or alteration

after the date

of this Agreement of

a law or an

alteration after the
date of

this Agreement

in the manner

in which

a law

is interpreted

or applied

(disregarding any
effect which relates to the application to payments under this Agreement of a tax on the Lender's overall net income); or
(b)
complying with

any regulation (including

any which

relates to capital

adequacy or

liquidity controls
or

which

affects

the

manner

in

which

the

Notifying

Lender

allocates

capital

resources

to

its
obligations

under

this

Agreement)

which

is

introduced,

or

altered,

or

the

interpretation

or
application of which is altered, after the date of this Agreement; or
(c) complying with any regulation (including the "International Convergence of Capital Measurement
and

Capital

Standards,

a

Revised

Framework"

published

by

the

Basel

Committee

on

Banking

Supervision

in

June

2004,

in

the

form

existing

on

the

date

of

this

Agreement

and

any

other
regulation which

relates to

capital adequacy

or liquidity

controls or

which affects

the manner

in
which

the

Notifying Lender

allocates

capital

resources

to

its obligations

under this

Agreement)
which is introduced,

or altered, or

the interpretation

or application of

which is altered,

after the
date of this Agreement; or
(d) the introduction, implementation, application, administration or compliance with Basel III or CRD
IV, or any law or regulation which implements or applies Basel III or

CRD IV (regardless of the date
on

which it

is enacted,

adopted

or

issued and

regardless

of whether

any

such implementation,
application or compliance is by a government, regulator,

the Creditor Party or any of its affiliates)
after the date of this Agreement,
the Notifying Lender (or a parent company of it) has incurred or will incur an " increased cost ".
24.2 Meaning of "increased costs"
In this Clause
24

(
Increased costs ), " increased costs " means, in relation to a Notifying Lender:
(a)
an additional or increased cost incurred

as a result of, or in connection with, the

Notifying
Lender having entered

into, or being a

party to, this Agreement

or a Transfer

Certificate,
of funding

or maintaining

its Commitment

or Contribution

or performing

its obligations
under this Agreement, or of having outstanding all

or any part of its Contribution or

other
unpaid sums;

(b)
a reduction in the amount of any

payment to the Notifying Lender under this Agreement
or in the effective

return which such a payment

represents to the Notifying Lender or on
its capital;
(c)
an

additional or

increased cost

of

funding all

or maintaining

all

or

any

of

the advances
comprised

in

a

class

of

advances

formed

by

or

including

the

Notifying

Lender's
Contribution or (as

the case may

require) the

proportion of that

cost attributable

to the
Contribution; or
(d)
a liability to

make a payment, or

a return foregone, which

is calculated by

reference to any
amounts received or receivable by the Notifying Lender under this Agreement, but not

an item

attributable to

a change

in the

rate of tax

on the

overall net income

of the

Notifying
Lender (or a parent company of it)

or an item compensated for by any payment made pursuant

to
Clause
21.6

(
Mandatory

cost
)

or

an

item

covered

by

the

indemnity

for

tax

in

Clause
21.1
(
Indemnities

regarding

borrowing

and

repayment

of

Loan
)

or

by

Clause
22

(
No

set-off

or

Tax
Deduction
) or a FATCA

Deduction.
For the

purposes of

this Clause
24.2

(
Meaning of

"increased costs"
) the

Notifying Lender may

in
good faith allocate or spread costs and/or losses among its assets and liabilities

(or any class of its
assets and liabilities) on such basis as it considers appropriate.

24.3 Notification to Borrowers of claim for increased costs
The Agent

shall promptly

notify the

Borrowers

and the

Security Parties

of the

notice which

the
Agent received from the Notifying Lender under Clause
24.1

(
Increased costs ).
24.4 Payment of increased costs
The Borrowers

shall pay

to the

Agent, on

the Agent's

demand, for

the account

of the

Notifying
Lender the amounts which the Agent from

time to time notifies the Borrowers

that the Notifying
Lender has specified to be necessary to compensate the Notifying Lender for the increased cost.
24.5 Notice of prepayment
If the Borrowers are not willing to continue to compensate the Notifying Lender for the increased cost under

Clause
24.4

(
Payment of

increased costs
), the

Borrowers may

give the

Agent not

less
than 14 days'

notice of its intention to prepay the Notifying

Lender's Contribution at the end

of an
Interest Period.
24.6 Prepayment; termination of Commitment
A notice under Clause
24.5

(
Notice of prepayment
) shall be irrevocable;

the Agent shall promptly
notify the Notifying Lender of the Borrowers'

notice of intended prepayment; and:
(a) on the date on which the Agent serves that notice, the Commitment of the Notifying Lender shall be cancelled; and
(b) on the date specified in its notice of intended prepayment, the Borrowers shall prepay (subject to any Break Costs, without premium

or penalty) the Notifying Lender's Contribution, together with accrued interest thereon at the applicable rate plus the Margin and the Mandatory Cost (if any).
24.7 Application of prepayment
Clause
8

(
Repayment and Prepayment ) shall apply in relation to the prepayment.
25 SET OFF
25.1 Application of credit balances
Each Creditor Party may without prior notice:
(a)
apply any balance (whether

or not then due)

which at any time stands

to the credit of any

account
in

the

name

of

a

Borrower

at

any

office

in

any

country

of

that

Creditor

Party

in

or

towards
satisfaction

of

any

sum

then

due

from

that

Borrower

to

that

Creditor

Party

under

any

of

the
Finance Documents; and
(b) for that purpose:
(i) break, or alter the maturity of, all or any part of a deposit of that Borrower;
(ii) convert or translate all or any part of a deposit or other credit balance into Dollars; and

(iii)
enter into any other

transaction or make any

entry with regard to

the credit balance

which
the Creditor Party concerned considers appropriate.

25.2 Existing rights unaffected
No Creditor

Party shall

be obliged

to exercise

any of

its rights

under Clause
25.1

(
Application of
credit balances
); and those rights shall be without prejudice

and in addition to any right of set off,
combination of accounts, charge,

lien or other

right or remedy to

which a Creditor

Party is entitled
(whether under the general law or any document).
25.3 Sums deemed due to a Lender
For the purposes

of this Clause
25

(
Set-off
), a sum

payable by

the Borrowers

to the Agent

or the
Security Trustee

for distribution to,

or for the

account of,

a Lender shall be treated

as a sum due
to that

Lender; and

each Lender's

proportion of

a sum

so payable

for distribution

to,

or for

the
account of, the Lenders shall be treated as a sum due to such Lender.
25.4 No Security Interest
This Clause
25

(
Set-off
) gives the Creditor

Parties a contractual

right of set-off

only, and

does not
create any equitable charge or other Security Interest over any credit balance of any Borrower.

26 TRANSFERS AND CHANGES IN FACILITY OFFICES
26.1 Transfer by Borrowers
No Borrower may,

without the consent of

the Agent, given

on the instructions of

all the Lenders
transfer any of its rights, liabilities or obligations under any Finance Document.
26.2
Transfer by

a Lender
Subject to Clause
26.4

(
Effective Date

of Transfer

Certificate
), a Lender (the "
Transferor

Lender
")
may at any time cause:

(a) its rights in respect of all or part of its Contribution; or
(b) its obligations in respect of all or part of its Commitment; or
(c) a combination of (a) and (b),
to be (in

the case of

its rights) transferred to, or

(in the case

of its obligations)

assumed by, another
bank

or

financial

institution

or

a

trust,

fund

or

other

entity

which

is

regularly

engaged

in

or
established for the

purpose of

making, purchasing

or investing in

loans, securities

or other

financial
assets (a "
Transferee

Lender
") by delivering

to the Agent

a completed certificate

in the form

set
out

in
Schedule

4

with

any

modifications

approved

or

required

by

the

Agent

(a

"
Transfer
Certificate
") executed by the Transferor

Lender and the Transferee Lender.

However any

rights and

obligations of

the Transferor

Lender in

its capacity

as Agent

or Security
Trustee will have to

be dealt with separately in accordance with the Agency and Trust Deed.

A transfer pursuant to this Clause
26.2

shall be effected:
(i) without the consent of the Borrowers:
(A) following the occurrence of an Event of Default which is continuing; and/or
(B) if such transfer is to another Lender or an affiliate of a Lender;
(ii)
in

all

other

circumstances

with

the

consent

of

the

Borrowers

(such

consent

not

to

be
unreasonably withheld or delayed) and the Borrowers will be deemed to have given their consent

five

Business

Days

following

the

request

of

the

Transferor

Lender,

unless

the
consent is expressly refused by the Borrowers within that time.
26.3
Transfer Certificate,

delivery and notification
As

soon

as

reasonably

practicable

after

a

Transfer

Certificate

is

delivered

to

the

Agent,

it

shall
(unless it has reason to believe that the Transfer

Certificate may be defective):
(a)
sign the

Transfer

Certificate on

behalf of

itself,

the Borrowers,

the Security

Parties, the

Security
Trustee, each of the other Lenders and the Swap Bank;
(b)
on behalf of the

Transferee Lender,

send to each

Borrower and each Security

Party letters or faxes
notifying them of the Transfer Certificate and attaching a copy of it; and
(c)
send to the Transferee

Lender copies of the letters or faxes sent under paragraph
(b)

above,
but

the

Agent

shall

only

be

obliged

to

execute

a

Transfer

Certificate

delivered

to

it

by

the
Transferor

Lender and the Transferee Lender once it is satisfied it has complied with all necessary
"know your customer" or other similar

checks under all applicable

laws and regulations in relation
to the transfer to that Transferee

Lender.
26.4
Effective Date of Transfer

Certificate
A Transfer Certificate becomes effective on the date, if any,

specified in the Transfer Certificate as
its effective

date,

Provided that

it is signed by the

Agent under Clause
26.3

(
Transfer Certificate,
delivery and notification ) on or before that date.
26.5
No transfer without Transfer

Certificate
Except as provided in Clause
26.16

(
Security over Lenders'

rights
), no assignment

or transfer of any
right or obligation of

a Lender under any Finance Document

is binding on, or effective

in relation
to,

any

Borrower,

any

Security

Party,

the

Agent

or

the

Security

Trustee

unless

it

is

effected,
evidenced or perfected by a Transfer

Certificate.

26.6
Lender re-organisation; waiver of Transfer

Certificate
However,

if

a

Lender

enters

into

any

merger,

de-merger

or

other

reorganisation

as

a

result

of
which all its rights

or obligations vest in another person

(the "
successor "), the Agent may, if it sees
fit, by notice to the successor and the Borrowers

and the Security Trustee waive

the need for the
execution

and

delivery

of

a

Transfer

Certificate;

and,

upon

service

of

the

Agent's

notice,

the

successor shall

become a

Lender with

the same

Commitment and

Contribution as

were held

by
the predecessor Lender.
26.7
Effect of Transfer

Certificate
A Transfer

Certificate takes effect in accordance with English law as follows:
(a)
to

the

extent

specified

in

the

Transfer

Certificate,

all

rights

and

interests

(present,

future

or
contingent)

which

the Transferor

Lender has

under or

by

virtue

of

the

Finance Documents

are
assigned to

the Transferee

Lender absolutely,

free of any

defects in

the Transferor

Lender's title
and of any rights or equities which any Borrower

or any Security Party had against the

Transferor
Lender;
(b)
the

Transferor

Lender's

Commitment

is

discharged

to

the

extent

specified

in

the

Transfer
Certificate;
(c)
the Transferee

Lender becomes a Lender with the Contribution previously held by the Transferor
Lender and a Commitment of an amount specified in the Transfer Certificate;
(d)
the Transferee

Lender becomes bound by all

the provisions of the

Finance Documents which are
applicable to

the Lenders

generally,

including those

about pro

rata

sharing and

the exclusion

of
liability on the part of,

and the indemnification of, the Agent

and the Security Trustee

and, to the
extent that the Transferee

Lender becomes bound by those provisions

(other than those relating
to exclusion of liability), the Transferor

Lender ceases to be bound by them;
(e)
any part

of the

Loan which

the Transferee Lender advances

after the

Transfer Certificate's effective
date ranks

in point

of priority and

security in the

same way

as it would

have ranked

had it been
advanced by

the transferor,

assuming that

any defects

in the

transferor's

title and

any rights

or
equities of any Borrower or any Security Party against the Transferor

Lender had not existed;
(f)
the Transferee

Lender becomes entitled to all the rights under the

Finance Documents which are
applicable

to

the

Lenders

generally,

including but

not

limited

to

those

relating

to

the

Majority
Lenders and those under

Clause
7.2

(
Market disruption ) and Clause
20

(
Fees and expenses ), and to
the

extent

that

the

Transferee

Lender

becomes

entitled

to

such

rights,

the

Transferor

Lender
ceases to be entitled to them; and
(g)
in

respect

of

any

breach

of

a

warranty,

undertaking, condition

or

other

provision

of

a

Finance
Document

or

any

misrepresentation

made

in

or

in

connection

with

a

Finance

Document,

the
Transferee

Lender shall be entitled to recover damages by reference to the loss incurred by it as

a
result of the breach or misrepresentation, irrespective of whether the original Lender would have incurred a loss of that kind or amount.
The rights

and equities of

any Borrower

or any

Security Party

referred

to above

include, but are
not limited to, any right of set off and any other kind of cross claim.
26.8 Maintenance of register of Lenders
During the

Security Period

the Agent

shall maintain

a register

in which

it shall

record the

name,
Commitment, Contribution and

administrative details

(including the Facility

Office) from

time to

time of

each Lender

holding a

Transfer Certificate and the

effective date (in

accordance with

Clause
26.4

(
Effective Date

of Transfer

Certificate
)) of the Transfer

Certificate; and the Agent

shall make
the register available for inspection by any Lender, the Security Trustee and the Borrowers during
normal banking hours, subject to receiving at least three Business Days'

prior notice.
26.9 Reliance on register of Lenders
The entries

on that

register shall,

in the absence

of manifest

error,

be conclusive

in determining
the identities

of the

Lenders and

the amounts

of their

Commitments and

Contributions and

the
effective dates of Transfer

Certificates and may be relied upon by the Agent and the other parties to the Finance Documents for all purposes relating to the Finance Documents.
26.10 Authorisation of Agent to sign Transfer Certificates
Each

Borrower,

the Security

Trustee,

each Lender

and the

Swap

Bank irrevocably

authorise the
Agent to sign Transfer

Certificates on its behalf.
26.11 Registration fee
In respect

of any

Transfer

Certificate, the

Agent shall

be entitled

to recover

a registration

fee of
$5,000 from the Transferor

Lender or (at the Agent's option) the Transferee Lender.
26.12 Sub-participation; subrogation assignment
A Lender may sub participate all or any part

of its rights and/or obligations under or in

connection
with the Finance Documents without the consent of, or any notice to, any Borrower,

any Security
Party,

the Agent or the Security Trustee

or any other Creditor Party;

and the Lenders may assign,
in any manner and terms

agreed by the Majority Lenders,

the Agent and the Security Trustee,

all
or any part of those rights to an insurer or surety who has become subrogated to them.
26.13 Disclosure of information
A Lender may disclose

to a potential Transferee

Lender or sub participant any

information which
the Lender has received in relation to any Borrower,

any Security Party or their affairs under or in
connection with any Finance Document, unless the information is clearly of a confidential nature.
26.14 Change of Facility Office
A Lender may change its Facility Office by giving notice to the Agent and the change shall become effective on the later of:
(a) the date on which the Agent receives the notice; and
(b) the date, if any, specified in the notice as the date on which the change will come into effect.
26.15 Notification
On receiving

such a

notice, the

Agent

shall notify

the Borrowers

and the

Security Trustee;

and,
until the Agent receives such

a notice, it shall

be entitled to assume

that a Lender

is acting through
the Facility Office of which the Agent last had notice.

26.16 Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause
26

(
Transfers and changes in
Facility Offices
), each Lender

may without consulting

with or obtaining

consent from any Borrower
or any Security Party,

at any time charge, assign or otherwise create a Security Interest in or over
(whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:
(a)
any

charge,

assignment

or

other

Security Interest

to

secure

obligations

to

a

federal

reserve

or
central bank; and

(b)
in the

case of

any Lender

which is

a fund,

any charge, assignment

or other

Security Interest granted
to any holders (or trustee or representatives

of holders) of obligations owed, or securities issued,
by that Lender as security for those obligations or securities, except that no such charge, assignment or Security Interest shall:
(i)
release a

Lender from

any of

its obligations

under the

Finance Documents

or substitute
the beneficiary of the relevant charge, assignment or Security Interest for the Lender as a party to any of the Finance Documents; or

(ii)
require any

payments to

be made by

any Borrower

or any

Security Party or

grant to

any
person

any

more

extensive

rights

than

those

required

to

be

made

or

granted

to

the
relevant Lender under the Finance Documents.
27
VARIATIONS

AND WAIVERS

27.1
Variations, waivers etc.

by Majority Lenders
Subject to

Clause
27.2

(
Variations, waivers

etc. requiring

agreement of

all Lenders
), a

document
shall be

effective

to

vary,

waive,

suspend or

limit any

provision

of

a Finance

Document, or

any
Creditor Party's rights or remedies

under such a

provision or the general law, only if

the document
is signed, or specifically agreed

to by fax, by the Borrowers, by the Agent

on behalf of the

Majority
Lenders, by the Agent and the Security

Trustee in their own rights, and, if the document relates to a Finance Document to which a Security Party is party, by that Security Party.
27.2 Variations, waivers etc. requiring agreement of all Lenders
However,

as

regards

the

following,

Clause
27.1

(
Variations,

waivers

etc.

by

Majority

Lenders
)
applies

as if

the words

"by

the Agent

on

behalf of

the Majority

Lenders" were

replaced

by the
words "by or on behalf of every Lender and the Swap Bank":
(a) a reduction in the Margin;
(b)
a

postponement

to

the

date

for,

or

a

reduction

in

the

amount

of,

any

payment

of

principal,
interest, fees or other sum payable under this Agreement;
(c) an increase in any Lender's Commitment;
(d) a change to the definition of " Majority Lenders ";

(e) a change to Clause
3

(
Position of Lenders, the Swap Bank and Majority Lenders ), or this Clause
27
( Variations and waivers );
(f) any release of, or material variation to, a Security Interest, guarantee, indemnity or subordination arrangement set out in a Finance Document; and
(g)
any

other

change

or

matter

as

regards

which

this

Agreement

or

another

Finance

Document
expressly provides that each Lender's consent is required.
27.3 Exclusion of other or implied variations
Except for

a document which

satisfies the requirements

of Clauses
27.1

(
Variations, waivers

etc.
by Majority Lenders ),
27.2

(
Exclusion of other or

implied variations
) and
27.4

(
Changes

to reference
rates
), no document,

and no act,

course of conduct,

failure or neglect

to act, delay

or acquiescence
on the part of the Creditor Parties or any of them (or any

person acting on behalf of any of them)
shall result in the Creditor

Parties or any of

them (or any person acting on

behalf of any of them)
being

taken

to

have

varied,

waived,

suspended or

limited,

or

being

precluded

(permanently

or
temporarily) from enforcing, relying on or exercising:
(a) a provision of this Agreement or another Finance Document; or
(b)
an Event of Default; or

(c)
a

breach

by

a

Borrower

or

a

Security

Party

of

an

obligation

under

a

Finance

Document

or

the
general law; or
(d) any right or remedy conferred by any Finance Document or by the general law, and there

shall not

be implied

into

any

Finance Document

any

term or

condition requiring

any
such

provision

to

be

enforced,

or

such

right

or

remedy

to

be

exercised,

within

a

certain

or
reasonable time.
27.4 Changes to reference rates
(a)
If

a

Published

Rate

Replacement

Event

has

occurred

in

relation

to

any

Published

Rate,

any
amendment or waiver which relates to:
(i)
providing for the use

of a Replacement

Reference Rate in place

of that Published

Rate; and
(ii)
(A)
aligning any

provision of

any Finance

Document to

the use

of that

Replacement
Reference Rate;
(B)
enabling

that

Replacement

Reference

Rate

to

be

used

for

the

calculation

of
interest

under

this

Agreement

(including, without

limitation,

any

consequential
changes required

to enable that

Replacement Reference

Rate to

be used for

the
purposes of this Agreement);

(C)
implementing

market

conventions

applicable

to

that

Replacement

Reference
Rate;
(D)
providing

for

appropriate

fallback

(and

market

disruption)

provisions

for

that
Replacement Reference Rate; or
(E)
adjusting the pricing to reduce or eliminate, to the extent

reasonably practicable,
any

transfer

of

economic

value

from

one

Party

to

another

as

a

result

of

the
application of that Replacement

Reference Rate (and if any

adjustment or method
for

calculating

any

adjustment

has

been

formally

designated,

nominated

or
recommended

by

the

Relevant

Nominating

Body,

the

adjustment

shall

be
determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders)
and the Borrowers.
(b)
If any Lender fails to respond to a request for an amendment or waiver described in paragraph
(a)
above ,
or for

any other

vote

of Lenders

in relation

to,

paragraph
(a)

above within

five

Business
Days

(or such

longer time

period in

relation to

any request

which the

Borrowers and

the Agent
may agree) of that request being made:
(i) its Commitment or its participation in the Loan (as the case may be) shall not be included for

the

purpose

of

calculating

the

Total

Commitments

or

the

amount

of

the

Loan

(as
applicable) when ascertaining whether any relevant percentage of Total

Commitments or
the aggregate

of participations in

the Loan (as

applicable) has been

obtained to approve
that request; and
(ii)
its

status

as

a Lender

shall be

disregarded

for

the purpose

of

ascertaining

whether the
agreement of any specified group of Lenders has been obtained to approve that request.
(c) In this Clause
27.4:
" Published Rate " means:
(a) SOFR; or
(b)
Term SOFR for

any Quoted Tenor.
" Published Rate Replacement Event
" means, in relation to a Published Rate:

(a)
the methodology, formula

or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Borrowers, materially changed;
(b)
(i)
(A)
the

administrator

of

that

Published

Rate

or

its

supervisor

publicly
announces that such administrator is insolvent; or

(B)
information

is

published

in

any

order,

decree,

notice,

petition

or

filing,
however described, of

or filed with

a court, tribunal,

exchange, regulatory
authority

or

similar

administrative,

regulatory

or

judicial

body

which
reasonably

confirms

that

the

administrator

of

that

Published

Rate

is
insolvent,
provided

that, in

each case,

at that

time, there

is no

successor administrator

to
continue to provide that Published Rate;
(ii) the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that
time, there

is no

successor administrator

to continue

to

provide

that Published
Rate;
(iii)
the supervisor

of the administrator

of that

Published Rate publicly

announces that
such Published Rate has been

or will be permanently or

indefinitely discontinued;
or

(iv)
the

administrator

of

that

Published

Rate

or

its

supervisor

announces

that

that
Published Rate may no longer be used; or
(c) the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published

Rate) determines that that Published Rate should
be calculated in accordance with its reduced submissions

or other contingency or fallback
policies

or

arrangements

and

the

circumstance(s)

or

event(s)

leading

to

such
determination

are

not

(in

the

opinion

of

the

Majority

Lenders

and

the

Borrowers)
temporary; or
(d)
in the opinion

of the

Majority Lenders and

the Borrowers, that

Published Rate is

otherwise
no longer appropriate for the purposes of calculating interest under this Agreement.
" Quoted Tenor
" means,

in relation

to Term

SOFR, any

period for

which that

rate

is customarily
displayed on the relevant page or screen of an information service.
" Replacement Reference Rate " means a reference rate which is:
(a)
formally designated, nominated

or recommended

as the

replacement for a

Published Rate
by:
(i)
the administrator

of that Published

Rate (provided

that the market

or economic
reality that

such reference

rate

measures is

the same

as that

measured by

that
Published Rate); or
(ii) any Relevant Nominating Body,
and if

replacements have,

at the

relevant time,

been formally

designated, nominated

or
recommended

under

both

paragraphs,

the

"
Replacement

Reference

Rate
"

will

be

the
replacement under paragraph (ii) above;

(b)
in

the

opinion

of

the

Majority

Lenders

and

the

Borrowers,

generally

accepted

in

the
international

or

any

relevant

domestic

syndicated

loan

markets

as

the

appropriate
successor or alternative to a Published Rate; or
(c)
in the

opinion of

the Majority

Lenders

and the

Borrowers,

an appropriate

successor or
alternative to a Published Rate.
28
NOTICES

28.1 General
Unless

otherwise

specifically

provided,

any

notice

under

or

in

connection

with

any

Finance
Document

shall

be

given

by

letter

or

fax

and

references

in

the

Finance

Documents

to

written
notices, notices in writing and

notices signed by particular

persons shall be construed accordingly.
28.2 Addresses for communications
A notice by letter or fax shall be sent:
(a)
to the Borrowers:

c/o Approved Manager
16 Pendelis Street
175 64 Paleo Faliro

Athens

Greece
E-mail: corpgov@dianashippingservices.com
(b)
to a Lender:

at the address below its name in
Schedule 1

or (as the case
may require) in the
relevant Transfer

Certificate.
(c)
to the Swap Bank:

c/o

Nordea Danmark, Filial af Nordea Bank Abp, Finland
7288 Derivatives Services
PO box 850 DK-0900 Copenhagen K, Denmark
Telephone number: +45 55 47 51 71
E-mail: sls.norway@nordea.com

(d)
to the Lead Arranger,

Agent

or the Security Trustee:

Essendropsgate 7
0368 Oslo
Norway
Loan administration matters:
Fax No: +47 24013444
Attn: Structured Loan & Collateral Services NO
or to such other address as the relevant party may notify the Agent or,

if the relevant party is the
Agent or the

Security Trustee, the Borrowers, the

Lenders, the Swap Bank

and the Security

Parties.

28.3 Effective date of notices
Subject to Clauses
28.4

(
Service outside business hours ) and
28.5

(
Illegal notices ):
(a)
a notice

which is

delivered personally

or posted

shall be

deemed to

be served,

and shall

take effect,
at the time when it is delivered; and
(b)
a notice which is sent

by fax shall be

deemed to be served, and shall take

effect, 2 hours

after its
transmission is completed.

28.4 Service outside business hours
However,

if under Clause
28.3

(
Effective date of notices ) a notice would be deemed to be served:
(a) on a day which is not a business day in the place of receipt; or
(b) on such a business day, but after five p.m. local time,
the notice shall (subject to Clause
28.5

(
Illegible notices
)) be deemed to be served,

and shall take
effect, at 9 a.m. on the next day which is such a business day.
28.5 Illegible notices
Clauses
28.3 (
Effective date of notices ) and
28.4 (
Service outside business

hours
) do not

apply if the
recipient of a notice notifies the sender within one hour after the time at which the notice would otherwise be deemed to be served

that the notice has been received in

a form which is illegible in
a material respect.
28.6 Valid notices
A notice

under or

in connection

with a

Finance Document

shall not

be invalid

by reason

that its
contents or

the manner of serving

it do not comply

with the requirements

of this Agreement or,
where appropriate, any other Finance Document under which it is served if:
(a)
the failure

to

serve it

in accordance

with the

requirements

of this

Agreement

or

other Finance
Document, as the case

may be, has not caused

any party to suffer any significant loss

or prejudice;
or
(b)
in the case

of incorrect

and/or incomplete contents,

it should have

been reasonably clear

to the
party on which the notice was served what the correct or missing particulars should have been.
28.7 Electronic communication
Any

communication

to

be

made

between

the

Agent

and

a

Lender

or

Swap

Bank

under

or

in
connection

with

the

Finance

Documents

may

be

made

by

electronic

mail

or

other

electronic
means, if the Agent and the relevant Creditor Party:
(a)
agree

that,

unless

and

until

notified

to

the

contrary,

this

is

to

be

an

accepted

form

of
communication;

(b) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
(c)
notify

each

other

of

any

change

to

their

respective

addresses

or

any

other

such
information supplied to them.
Any electronic

communication made

between the

Agent and

a Lender

or the

Swap Bank

will be
effective

only

when

actually

received

in

readable

form

and,

in

the

case

of

any

electronic
communication made by a Creditor Party to

the Agent, only if it is addressed in

such a manner as
the Agent shall specify for this purpose.
28.8 English language
Any notice under or in connection with a Finance Document shall be in English.
28.9 Meaning of "notice"
In

this

Clause
28

(
Notices
),

"
notice
"

includes

any

demand,

consent,

authorisation,

approval,
instruction, waiver or other communication.

29
JOINT AND SEVERAL LIABILITY

29.1 General
All liabilities and

obligations of the

Borrowers under

this Agreement shall,

whether expressed to
be so

or not,

be several

and, if

and to

the extent

consistent with

Clause
29.2

(
No impairment

of
Borrower's obligations ), joint.
29.2 No impairment of Borrower's obligations
The liabilities and obligations of a Borrower shall not be impaired by:
(a)
this

Agreement

being

or

later

becoming

void,

unenforceable

or

illegal

as

regards

any

other
Borrower;
(b)
any Lender,

the Swap Bank or

the Security Trustee

entering into any

rescheduling, refinancing or
other arrangement of any kind with any other Borrower;
(c)
any Lender,

the Swap

Bank or the

Security Trustee

releasing any

other Borrower

or any

Security
Interest created by a Finance Document; or
(d) any combination of the foregoing.
29.3 Principal debtors
Each

Borrower

declares

that

it

is

and

will,

throughout

the

Security

Period,

remain

a

principal
debtor for all amounts owing under this Agreement and

the Finance Documents and no Borrower
shall in any

circumstances be

construed to be

a surety

for the obligations

of any other

Borrower
under this Agreement.

29.4 Subordination
Subject to Clause
29.5

(
Borrower's required action ), during the Security Period, no Borrower shall:
(a)
claim

any

amount

which

may

be

due

to

it

from

any

other

Borrower

whether

in

respect

of

a
payment made, or matter arising out of, this Agreement or any Finance Document, or any matter unconnected with this Agreement or any Finance Document; or
(b) take or enforce any form of security from any other Borrower for such an amount, or in any other way seek to have recourse in respect of such an amount against any asset of any other Borrower;
or
(c) set off such an amount against any sum due from it to any other Borrower; or
(d)
prove

or

claim

for

such

an

amount

in

any

liquidation,

administration,

arrangement

or

similar
procedure involving any other Borrower or other Security Party; or
(e) exercise or assert any combination of the foregoing.
29.5 Borrower's required action
If during

the Security

Period,

the Agent,

by

notice to

a Borrower,

requires

it to

take

any

action
referred

to

in

paragraphs
(a)

to
(d)

of

Clause
29.4

(
Subordination
),

in

relation

to

any

other
Borrower,

that Borrower

shall take

that action

as soon as

practicable after

receiving the Agent

's
notice.
30 SUPPLEMENTAL
30.1 Rights cumulative, non-exclusive
The rights and remedies which the Finance Documents give to each Creditor Party are:
(a) cumulative;
(b) may be exercised as often as appears expedient; and
(c)
shall not,

unless a

Finance Document

explicitly and

specifically states

so, be

taken

to exclude

or
limit any right or remedy conferred by any law.
30.2 Severability of provisions
If any provision of a Finance Document is or subsequently becomes void, unenforceable or illegal, that shall

not affect

the validity,

enforceability or

legality of the

other provisions of

that Finance
Document or of the provisions of any other Finance Document.
30.3 Counterparts
A Finance Document may be executed in any number of counterparts.

30.4 Third Party rights
A person who is not a

Party has no right under the

Contracts (Rights of Third Parties)

Act 1999 to
enforce or to enjoy the benefit of any term of this Agreement.
31 BAIL-IN
Notwithstanding any other term of any Finance Document or any other agreement,

arrangement
or

understanding

between

the

parties

to

a

Finance

Document,

each

Party

acknowledges

and
accepts

that

any

liability

of

any

party

to

a

Finance

Document

under

or

in

connection

with

the
Finance

Documents

may

be

subject

to

Bail-In

Action

by

the

relevant

Resolution

Authority

and
acknowledges and accepts to be bound by the effect of:
(a) any Bail-In Action in relation to any such liability, including (without limitation):
(i)
a

reduction,

in

full

or

in

part,

in

the

principal

amount,

or

outstanding

amount

due
(including any accrued but unpaid interest) in respect of any such liability;
(ii)
a

conversion

of

all,

or

part

of,

any

such

liability

into

shares

or

other

instruments

of
ownership that may be issued to, or conferred on, it; and
(iii) a cancellation of any such liability; and
(b)
a variation of any term

of any Finance Document

to the extent necessary to

give effect to any Bail-
In Action in relation to any such liability.
32
LAW AND JURISDICTION

32.1 English law
This Agreement and any non-contractual obligations arising

out of or in

connection with it shall

be
governed by, and construed in accordance with, English law.
32.2 Exclusive English jurisdiction
Subject to Clause
32.3

(
Choice of forum for the exclusive

benefit of Creditor Parties
), the courts of
England shall have exclusive jurisdiction to settle any Dispute.
32.3 Choice of forum for the exclusive benefit of Creditor Parties
Clause
32.2

(
Exclusive English jurisdiction
) is for the exclusive benefit of the Creditor

Parties, each
of which reserves the rights:
(a)
to

commence

proceedings

in

relation

to

any

Dispute

in

the

courts

of

any

country

other

than
England and which have or claim jurisdiction to that Dispute; and
(b)
to commence

such proceedings in

the courts of

any such country

or countries concurrently

with
or in addition to proceedings in England or without commencing proceedings in England.

No Borrower shall commence

any proceedings in any

country other than England in

relation to a
Dispute.
32.4 Process agent
Each Borrower irrevocably appoints Hill Dickinson Services (London) Ltd at its registered office for the time being at The Broadgate

Tower,

20 Primrose Street,

London EC2A 2EW,

United Kingdom,
to act

as its agent

to receive

and accept on

its behalf any

process or other

document relating to
any proceedings in the English courts which are connected with a Dispute.
32.5 Creditor Party rights unaffected
Nothing in this Clause
32

(
Law and Jurisdiction ) shall exclude or limit any right which any Creditor
Party may have (whether under the law of any country, an international convention or otherwise)
with regard to the bringing of proceedings,

the service of process,

the recognition or enforcement
of a judgment or any similar or related matter in any jurisdiction.
32.6 Meaning of "proceedings" and "Dispute"
In this Clause
32

(
Law and Jurisdiction ), " proceedings
" means proceedings

of any

kind, including
an application for a provisional

or protective measure and a "
Dispute " means any dispute arising
out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of

this Agreement) or

any non-contractual obligation arising

out of

or in

connection
with this Agreement.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
LENDERS AND COMMITMENTS

Lender Facility Office
Commitment
(US Dollars)
Nordea Bank Abp, filial i Norge Essendrops gate 7, Postboks
1166, Sentrum, 0107 Oslo
920058817 MVA
Norway
$22,500,000

SCHEDULE 2
DRAWDOWN NOTICE
To:

Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo

920058817 MVA,

Norway
Attention:

[Loans Administration]

[●] 2023
DRAWDOWN NOTICE
1
We

refer

to

the

loan

agreement

(the

"
Loan

Agreement
")

dated

[●]

2023

and

made

between
ourselves, as joint

and several

Borrowers, the Lenders

referred to therein,

and yourselves

as Agent,
as Security Trustee, as Bookrunner

[and] as Lead Arranger and as Swap Bank in connection with a facility of up

to US$22,500,000.

Terms defined in the

Loan Agreement have

their defined

meanings
when used in this Drawdown Notice.
2 We request to borrow the Loan as follows:
(a) Amount: US$[●];
(b) Drawdown Date: [●] 2023;
(c) [Duration of the first Interest Period shall be [one][three] Months;] and
(d)
Payment instructions:

account in our name and numbered [●] with [●] of [●].
3 We represent and warrant that:
(a)
the

representations

and

warranties

in

Clause
10

(
Representations

and

Warranties
)

of

the

Loan
Agreement

would

remain

true

and

not

misleading

if

repeated

on

the

date

of

this

notice

with
reference to the circumstances now existing; and
(b) no Event of Default or Potential Event of Default has occurred or will result from the borrowing of the Loan.
4 This notice cannot be revoked without the prior consent of the Majority Lenders.
[Name of Signatory]
Director
for and on behalf of
JEMO SHIPPING COMPANY INC.
GUAM SHIPPING COMPANY INC.
PALAU SHIPPING COMPANY

INC.

MAKUR SHIPPING COMPANY INC.

SCHEDULE 3
CONDITION PRECEDENT DOCUMENTS

PART A
The following are the documents referred to in Clause
9.1(a)(
Documents, fees and no default ).
1 A duly executed original of:
(a) this Agreement;
(b) the Corporate Guarantee;
(c) the Agency and Trust Deed;
(d) the Master Agreement;
(e) the Shares Pledges;
(f) the Master Agreement Assignment; and
(g) the Accounts Pledges.
2
Copies

of

the

certificate

of

incorporation

and

constitutional

documents

of

each

Borrower,

the
Corporate Guarantor and any other Security Party.
3
Copies of resolutions of the shareholders and directors

of each Borrower and each Security Party
(other than the

Corporate Guarantor) authorising the

execution of each of

the Finance

Documents
to which that Borrower or that Security

Party is a party and, in the

case of a Borrower, authorising
named officers to give the Drawdown Notice.
4
Copies

of

resolutions

of

the

executive

committee

of

the

Corporate

Guarantor

authorising

the
execution of each of the Finance Documents to which it is a party.
5
The original of any

power of attorney under which

any Finance Document is

executed on behalf of
a Borrower,

the Corporate Guarantor or any other Security Party.
6
Copies of all

consents which any Borrower, the Corporate Guarantor

or any Security

Party requires
to enter into, or make any payment

under, any Finance Document.
7
The originals

of

any

mandates

or other

documents required

in connection

with the

opening or
operation of the Earnings Accounts.
8
Such

documents

as

the

Agent

may

require

for

its

"Know

your

customer"

and

other

customary
money laundering and sanctions and counter-terrorist financing checks.
9
Documentary evidence that the agent for service

of process named in Clause
32.4

(
Process Agent)
has accepted its appointment.

10
Favourable

legal opinions

from lawyers

appointed by

the Agent

on such

matters

concerning the
laws of Marshall Islands and such other relevant jurisdictions as the Agent may require.
11
If the Agent so requires,

in respect of any of

the documents referred to

above, a certified English
translation prepared by a translator approved by the Agent.

PART B
The following

are the

documents referred

to in

Clause
9.1(b)

(
Documents, fees

and no

default
)required
before

the Drawdown

Date. In
Part B

of this
Schedule 3

(
Condition precedent documents
), the

following
definitions have the following meanings:
(a) " Relevant Borrower " means the Borrower which is the owner of the Relevant Ship; and
(b) " Relevant Ship
" means the Ship

which is to

be financed by using

the proceeds of

the Loan being
drawn on the Drawdown Date.
1
A duly executed original

of the Mortgage

and the

General Assignment relating

to the Relevant Ship
and any Charterparty Assignment.
2 Documentary evidence that:
(a)
the Relevant Ship is definitively and

permanently registered in the name

of the Relevant Borrower
under an Approved Flag;
(b) the Relevant Ship is in the absolute and unencumbered ownership of the Relevant Borrower save as contemplated by the Finance Documents;
(c) the Relevant Ship maintains the class specified in Clause
14.3(b)

(
Repair and classification );
(d)
the

Mortgage

relating

to

the

Relevant

Ship

has

been

duly

registered

or

recorded

against

the
Relevant Ship as

a valid first priority

or,

as the case may

be, preferred statutory

ship mortgage in
accordance with the laws of the applicable Approved Flag State; and
(e)
the

Relevant

Ship

is

insured

in

accordance

with

the

provisions

of

this

Agreement

and

all
requirements therein in respect of insurances have been complied with.
3
Documents establishing that the Relevant

Ship will, as from the Drawdown

Date, be managed by
the Approved Manager on terms acceptable to the Lenders, together with:
(a)
a

copy

of

the

Management

Agreement

and

the

Manager's

Undertaking

duly

signed

by

the
Approved Manager; and
(b)
copies

of

the

Approved

Manager's

Document

of

Compliance

and

of

the

Relevant

Ship's

Safety
Management

Certificate

(together

with

any

other

details

of

the

applicable

safety

management
system which the Agent requires) and ISSC.
3.1
Favourable

legal opinions

from lawyers

appointed by

the Agent

on such

matters

concerning the
laws of Marshall

Islands, the

Approved Flag State

and such

other relevant jurisdictions

as the

Agent
may require.

4
At

the

cost

of

the

Borrowers

a

favourable

opinion

from

an

independent

insurance

consultant
acceptable to the Agent on such matters

relating to the insurances for

the Ship as the Agent may
require.

5
A valuation

of each

Ship addressed

to the

Agent

and dated

not earlier

than 40

days

before

the
Drawdown Date and prepared in accordance with

Clause
15.3

(
Valuation of ships ) by an Approved
Broker (selected by the

Borrowers and approved by

the Agent) which evidences compliance with
Clause
15.1

(
Minimum required security cover ) immediately after the Drawdown Date.
6
Evidence satisfactory

to the Agent that

the Existing Indebtedness is repaid

in full and each of

the
Borrowers is released from all its obligations and liabilities under the Existing Facility Agreement.

7
If the Agent so requires,

in respect of any of

the documents referred to

above, a certified English
translation prepared by a translator approved by the Agent.
Each

of

the documents

specified in

paragraphs

2, 3,

5

and 9

of
Part

A

and every

other copy

document
delivered under this Schedule

shall be certified as

a true and up

to date copy by a director or

the secretary
(or equivalent officer) of each Borrower or a qualified lawyer.

SCHEDULE 4
TRANSFER CERTIFICATE

The Transferor

and the Transferee

accept exclusive

responsibility for ensuring

that this Certificate

and
the transaction to which it relates comply

with all legal and

regulatory requirements applicable to them
respectively.
To:

Nordea

Bank Abp,

filial i

Norge

for

itself and

for

and on

behalf of

the Borrower,

[each Security
Party], the Security

Trustee,

each Lender and the Swap

Bank, as defined in

the Loan Agreement referred
to below.
[●]
1
This Certificate relates to

a Loan Agreement

(the "
Agreement
") dated [●]

2023 and

made between
(1) Jemo Shipping Company Inc., Guam

Shipping Company Inc., Palau Shipping Company

Inc. and
Makur Shipping Company Inc.

as joint and several borrowers (the "
Borrowers "), (2) the banks and
financial institutions named therein, (3) Nordea Bank Abp, filial i Norge as Agent, (4) Nordea Bank
Abp, filial i Norge as

Security Trustee, (5) Nordea Bank Abp,

filial i Norge as Lead

Arranger [and] (6)
Nordea Bank Abp,

filial I Norge

as Bookrunner and (7)

Nordea Bank Abp

as Swap Bank

for a

loan
facility of up to US$22,500,000.
2
In this

Certificate,

terms defined

in the

Agreement shall,

unless the

contrary

intention

appears,
have the same meanings when used in this Certificate and:
"
Relevant

Parties
" means

the

Agent,

the Borrower,

[each Security

Party],

the Security

Trustee,
each Lender and the Swap Bank;
" Transferor " means [full name] of [facility office]; and
" Transferee " means [full name] of [facility office].
3 The effective date of this Certificate is [●], Provided that this Certificate shall not come into effect
unless it is signed by the Agent on or before that date.
4
[The

Transferor

assigns

to

the

Transferee

absolutely

all

rights

and

interests

(present,

future

or
contingent)

which the

Transferor

has as

Lender under

or by

virtue of

the Agreement

and every
other

Finance

Document

in

relation

to

[●]

per

cent.

of

its

Contribution,

which

percentage
represents $[●].]
5
[By virtue

of this

Transfer

Certificate and

Clause
26

(
Transfers

and changes in

Facility Offices
) of
the Loan Agreement, the

Transferor

is discharged [entirely

from its Commitment which amounts
to

$[●]

[from

[●]

per

cent.

of

its

Commitment,

which

percentage

represents

$[●]]

and

the
Transferee

acquires a Commitment of $[●].]
6
The

Transferee

undertakes

with

the

Transferor

and

each

of

the

Relevant

Parties

that

the
Transferee will observe and

perform all

the obligations

under the

Finance Documents

which Clause
26

(
Transfers and Changes in Facility Offices
) of the Loan

Agreement provides will become binding
on it upon this Certificate taking effect.

7
The Agent, at the request of

the Transferee (which request is hereby made) accepts, for the Agent itself and for and on behalf of every other Relevant

Party,

this Certificate as a Transfer

Certificate
taking

effect

in

accordance

with

Clause
26

(
Transfers

and

changes

in

Facility

Offices
)

of

the
Agreement.
8 The Transferor:
(a)
warrants to the Transferee

and each Relevant Party that:
(i)
the Transferor

has full capacity

to enter

into this transaction

and has taken

all corporate
action and

obtained all

consents which

are required

in connection

with this

transaction;
and
(ii) this Certificate is valid and binding as regards the Transferor;
(b)
warrants to the Transferee

that the Transferor

is absolutely entitled, free of encumbrances, to all
the rights and interests covered by the assignment in paragraph 4; and
(c)
undertakes

with

the

Transferee

that

the

Transferor

will,

at

its

own

expense,

execute

any
documents which

the Transferee

reasonably requests

for

perfecting

in any

relevant

jurisdiction
the Transferee

's title under this Certificate or for a similar purpose.
9 The Transferee:
(a) confirms that it has received a copy of the Agreement and each of the other Finance Documents;
(b)
agrees

that

it

will

have

no

rights

of

recourse

on

any

ground

against

either

the

Transferor,

the
Agent, the Security Trustee, any Lender or the Swap Bank in the event that:
(i) any of the Finance Documents prove to be invalid or ineffective;
(ii)
any

Borrower

or

any

Security

Party

fails

to

observe

or

perform

its

obligations,

or

to
discharge its liabilities, under any of the Finance Documents; and
(iii)
it proves impossible

to realise any

asset covered by

a Security

Interest created by

a Finance
Document, or the proceeds

of such assets are insufficient

to discharge the liabilities of

the
Borrowers or any Security Party under any of the Finance Documents;

(c)
agrees that it

will have no

rights of recourse

on any ground

against the Agent, the

Security Trustee,
any Lender or the Swap Bank in the event that this Certificate proves to be invalid or ineffective;

(d)
warrants to the Transferor

and each Relevant Party that:
(i)
it has

full capacity

to

enter into

this transaction

and has

taken

all corporate

action and
obtained all consents which it needs to take or obtain in connection with this transaction;
and
(ii)
this Certificate is valid and binding as regards the Transferee;

and
(e) confirms the accuracy of the administrative details set out below regarding the Transferee.

10
The

Transferor

and

the

Transferee

each

undertake

with

the

Agent

and

the

Security

Trustee
severally,

on demand, fully

to indemnify the

Agent and/or the

Security Trustee

in respect of

any
claim, proceeding, liability or

expense (including all legal

expenses) which they

or either of

them
may

incur in

connection with

this Certificate

or any

matter

arising out

of

it, except

such as

are
shown to have

been mainly

and directly caused

by the

gross and culpable

negligence or dishonesty
of the Agent's or the Security Trustee's own officers or employees.
11
The Transferee shall repay to

the Transferor on demand

so much

of any sum

paid by

the Transferor
under

paragraph

9

as exceeds

one-half of

the

amount

demanded by

the Agent

or

the Security
Trustee

in

respect

of

a

claim,

proceeding,

liability

or

expense

which

was

not

reasonably
foreseeable at the date of this Certificate; but nothing in this paragraph shall affect the liability of each of the Transferor and the Transferee

to the Agent or the Security Trustee for the full amount
demanded by it.
[Name of Transferor]

[Name of Transferee]
By:

By:
Date:

Date:
Agent
Signed for itself and for and on behalf of itself
as Agent and for every other Relevant Party
[Name of Agent]
By:
Date:

Administrative Details of Transferee
Name of Transferee:

Facility Office:

Contact Person
(Loan Administration Department):

Telephone:

Fax:

Contact Person
(Credit Administration Department):

Telephone:

Fax:

Account for payments:

Note
:

This

Transfer

Certificate

alone

may

not

be

sufficient

to

transfer

a

proportionate

share

of

the
Transferor

's interest

in the security

constituted by

the Finance Documents

in the Transferor

's or
Transferee

's jurisdiction.

It is

the responsibility

of each

Lender to

ascertain whether

any

other
documents are required for this purpose.

SCHEDULE 5
DESIGNATION NOTICE
Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo
920058817 MVA,

Norway

[●]
Dear Sirs
Loan

Agreement

dated

[●]

2023

made

between

(i)

Jemo

Shipping

Company

Inc.,

Guam

Shipping
Company

Inc.,

Palau

Shipping

Company

Inc.

and

Makur

Shipping

Company

Inc.

as

joint

and

several
Borrowers,

(ii) the

Lenders, (iii)

yourselves

as Agent,

Security Trustee

,

Bookrunner and

Lead Arranger
and (iv) Nordea Bank Abp as Swap Bank (the "Loan Agreement").

We refer to:
1
the Loan Agreement;

2 the Master Agreement dated [●] 2023 made between ourselves and the Swap Bank; and
3
a Confirmation delivered pursuant

to the said Master Agreement

dated [●] and addressed by

[●]
to us.
In accordance with the terms of the Loan Agreement, we hereby give you notice of the said Confirmation and hereby confirm that the Transaction evidenced by it will be designated as a "Designated Transaction"
for the purposes of the Loan Agreement and the Finance Documents.
Yours

faithfully,
.................................................
for and on behalf of
JEMO SHIPPING COMPANY INC.
GUAM SHIPPING COMPANY INC.
PALAU SHIPPING COMPANY

INC.
MAKUR SHIPPING COMPANY INC.

SCHEDULE 6
SELECTION NOTICE
From: JEMO SHIPPING COMPANY INC.
GUAM SHIPPING COMPANY INC.
PALAU SHIPPING COMPANY

INC.
MAKUR SHIPPING COMPANY INC.
To: Nordea Bank Abp, filial i Norge
Essendrops gate 7, Postboks

1166, Sentrum, 0107 Oslo

920058817 MVA,

Norway
Dated: [
●
]
Loan

Agreement

dated

[●]

2023

made

between

(i)

Jemo

Shipping

Company

Inc.,

Guam

Shipping
Company

Inc.,

Palau

Shipping

Company

Inc.

and

Makur

Shipping

Company

Inc.

as

joint

and

several
borrowers,

(ii) the

Lenders, (iii)

yourselves as

Agent, Security

Trustee,

Bookrunner and

Lead Arranger
and (iv) Nordea Bank Abp as Swap Bank (the "Loan Agreement").
1
We refer to the Loan Agreement.

This is a

Selection Notice.

Terms defined in the Loan Agreement
have the same meaning in this Selection Notice

unless given a different meaning

in this Selection
Notice.
2
We request [that the next Interest Period

for the Loan be [
●
]] OR [ an Interest Period for a part of
the Loan in an amount

equal to [
●
] (which is the amount of

the Repayment Instalment

next due)
ending on [
●
] (which is the Repayment

Date relating to

that Repayment Instalment)

and that the
Interest Period for the remaining part of the Loan shall be [
●
]].
3 This Selection Notice is irrevocable.
Yours

faithfully
____________________
[
●
]
authorised signatory for
JEMO SHIPPING COMPANY INC.
GUAM SHIPPING COMPANY INC.
PALAU SHIPPING COMPANY

INC.

EXECUTION PAGES
THE BORROWERS
SIGNED

by

)

)
for and on behalf of

)
JEMO SHIPPING COMPANY INC. )
in the presence of:

)
SIGNED

by

)

)
for and on behalf of

)
GUAM SHIPPING COMPANY INC.

)
in the presence of:

)
SIGNED

by

)

)
for and on behalf of

)
PALAU SHIPPING COMPANY

INC.
)
in the presence of:

)
SIGNED

by

)

)
for and on behalf of

)
MAKUR SHIPPING COMPANY INC.

)
in the presence of:

)
THE LENDERS
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)

THE SWAP BANK
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP

)
in the presence of:

)
THE AGENT
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)
THE SECURITY TRUSTEE
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)
THE LEAD ARRANGER
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)

THE BOOKRUNNER
SIGNED

by

)
)
attorney-in-fact

)
for and on behalf of

)
NORDEA BANK ABP,

FILIAL I NORGE

)
in the presence of:

)